[CDC NVEST FUNDS(SM) LOGO]

[GRAPHIC]

CDC IXIS ASSET MANAGEMENT DISTRIBUTORS

CDC NVEST STAR VALUE FUND

CDC NVEST STAR SMALL CAP FUND

CDC NVEST STAR ADVISERS FUND

CDC NVEST STAR GROWTH FUND

CDC NVEST STAR WORLDWIDE FUND

ANNUAL REPORT                                                SEE PAGES 58-60 FOR
DECEMBER 31, 2001                                            SUPPLEMENTS TO THE
                                                             PROSPECTUSES.

                                TABLE OF CONTENTS

ANNUAL REPORT DECEMBER 31, 2001
President's Letter                                                            1
Economic Update                                                               2
Portfolio Managers' Commentary and Performance
   CDC Nvest Star Value Fund                                                  4
   CDC Nvest Star Small Cap Fund                                              6
   CDC Nvest Star Advisers Fund                                               8
   CDC Nvest Star Growth Fund                                                10
   CDC Nvest Star Worldwide Fund                                             12
Risks of the CDC Nvest Star Funds                                            14
Schedules of Investments
   CDC Nvest Star Value Fund                                                 15
   CDC Nvest Star Small Cap Fund                                             18
   CDC Nvest Star Advisers Fund                                              22
   CDC Nvest Star Growth Fund                                                26
   CDC Nvest Star Worldwide Fund                                             30
Statements of Assets and Liabilities                                         34
Statements of Operations                                                     35
Statements of Changes in Net Assets                                          36
Financial Highlights                                                         38
Notes to Financial Statements                                                44
Report of Independent Accountants                                            53
Trustees' Information                                                        54
Supplements to the Prospectuses                                              58

                               PRESIDENT'S LETTER

                                                                   FEBRUARY 2002

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:

The past 12 months have been difficult for investors. September 11, the first recession in 10 years, and continuing market volatility have taken their toll on the financial markets. While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. This annual report gives you a chance to get to know a little more about the new managers, their strategies and unique perspectives.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes extensive account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of products we offer. The result is a family of mutual funds that spans a wide range of investment objectives and management styles, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.

Sincerely yours,

/s/ John T. Hailer

[SIDE NOTE]

 WHILE 2002 LOOKS PROMISING TO MANY OBSERVERS, EVERY INVESTOR SHOULD BE PREPARED FOR VOLATILITY AND SHIFTING MARKET TRENDS. AT CDC NVEST FUNDS, WE RECOGNIZE THAT
         TODAY, MORE THAN EVER, INVESTORS NEED TO BUILD A DIVERSIFIED PORTFOLIO.

                                ECONOMIC UPDATE

FEBRUARY 2002

In 2001: The longest economic expansion in U.S. history came to an end. The National Bureau of Economic Research announced in November that a recession officially began in March. Gross Domestic Product (GDP) numbers for the third quarter revealed a contraction of -1.3% - the first such decline in a decade. Reflecting the growing interdependence of world economies, for the first time in 30 years the economies of Europe, Japan and the U.S. all declined at the same time.

EQUITIES
Stock prices experienced their worst two-year stretch in nearly 30 years. The terrorist attacks of September 11 prompted a four-day halt in U.S. equities trading - the longest such stoppage since the great depression. When trading reopened on September 17, the Dow Jones Industrial Average staged its biggest one-day point drop in history, and then rebounded on hopes of a rapid economic recovery, rising 22% from the September 21 low. Trading volume on the New York Stock Exchange reached a record high for the year. Enron, one of the largest companies in the U.S., ended the year in bankruptcy.

FIXED-INCOME
Although bonds beat stocks for the second consecutive year, the market was extremely volatile. The Federal Reserve Board sliced the federal funds interest rate 11 times, bringing it down to 1.75% - a level not seen since the early '60s. Sales of 30-year Treasury bonds - a bond market bellweather for many years
- were suspended indefinitely, creating a short-lived spike in long-term bond prices. During the last quarter of the year, bond prices took their worst beating in more than a decade, amid expectations that the economy might come roaring back to life, setting off a new round of inflation. The difference in yield between low- and high-quality bonds was wider than it has been in ten years by the end of 2001.

[CHART OF THE DOW JONES INDUSTRIAL AVERAGE IN 2001]
A map of market prices and events


 12/31/2000                           10787
   1/2/2001                           10646
   1/3/2001                           10946 -- 1st Fed rate cut to 6.00%
   1/4/2001                           10912
   1/5/2001                           10662
   1/8/2001                           10621
   1/9/2001                           10573
  1/10/2001                           10604
  1/11/2001                           10610
  1/12/2001                           10525
  1/16/2001                           10653
  1/17/2001                           10584
  1/18/2001                           10678
  1/19/2001                           10588
  1/22/2001                           10578 --Bush takes presidential oath
  1/23/2001                           10650
  1/24/2001                           10647
  1/25/2001                           10730
  1/26/2001                           10660
  1/29/2001                           10702
  1/30/2001                           10881
  1/31/2001                           10887 -- 2nd Fed rate cut to 5.50%
   2/1/2001                           10984
   2/2/2001                           10864
   2/5/2001                           10966
   2/6/2001                           10957
   2/7/2001                           10947
   2/8/2001                           10881
   2/9/2001                           10781
  2/12/2001                           10947
  2/13/2001                           10903
  2/14/2001                           10795
  2/15/2001                           10891
  2/16/2001                           10800
  2/20/2001                           10731
  2/21/2001                           10527
  2/22/2001                           10527
  2/23/2001                           10442
  2/26/2001                           10643
  2/27/2001                           10637
  2/28/2001                           10495
   3/1/2001                           10450
   3/2/2001                           10466
   3/5/2001                           10562
   3/6/2001                           10591
   3/7/2001                           10730
   3/8/2001                           10858
   3/9/2001                           10645
  3/12/2001                           10208
  3/13/2001                           10291
  3/14/2001                            9973
  3/15/2001                           10031
  3/16/2001                            9823
  3/19/2001                            9959
  3/20/2001                            9721 -- 3rd Fed rate cut to 5.00%
  3/21/2001                            9487
  3/22/2001                            9389
  3/23/2001                            9505
  3/26/2001                            9688
  3/27/2001                            9948
  3/28/2001                            9785
  3/29/2001                            9799
  3/30/2001                            9879
   4/2/2001                            9778
   4/3/2001                            9486
   4/4/2001                            9515
   4/5/2001                            9918
   4/6/2001                            9791
   4/9/2001                            9845
  4/10/2001                           10103
  4/11/2001                           10013
  4/12/2001                           10127
  4/16/2001                           10159
  4/17/2001                           10217
  4/18/2001                           10616 -- surprise 4th Fed cut to 4.50%
  4/19/2001                           10694
  4/20/2001                           10580
  4/23/2001                           10532
  4/24/2001                           10454
  4/25/2001                           10625
  4/26/2001                           10692
  4/27/2001                           10810
  4/30/2001                           10735
   5/1/2001                           10898
   5/2/2001                           10877
   5/3/2001                           10797
   5/4/2001                           10951
   5/7/2001                           10935
   5/8/2001                           10884
   5/9/2001                           10867
  5/10/2001                           10910
  5/11/2001                           10821
  5/14/2001                           10877
  5/15/2001                           10873 -- 5th Fed rate cut to 4.00%
  5/16/2001                           11216
  5/17/2001                           11249
  5/18/2001                           11302
  5/21/2001                           11338 -- Dow's high for the year
  5/22/2001                           11257
  5/23/2001                           11106
  5/24/2001                           11122
  5/25/2001                           11005
  5/29/2001                           11039
  5/30/2001                           10873
  5/31/2001                           10912
   6/1/2001                           10990
   6/4/2001                           11062
   6/5/2001                           11176
   6/6/2001                           11070
   6/7/2001                           11091
   6/8/2001                           10977 -- Bush tax-act passes
  6/11/2001                           10922
  6/12/2001                           10948
  6/13/2001                           10872
  6/14/2001                           10690
  6/15/2001                           10624
  6/18/2001                           10645
  6/19/2001                           10597
  6/20/2001                           10647
  6/21/2001                           10715
  6/22/2001                           10605
  6/25/2001                           10504
  6/26/2001                           10472
  6/27/2001                           10435 -- 6th Fed rate cut to 3.75%
  6/28/2001                           10566
  6/29/2001                           10502
   7/2/2001                           10594
   7/3/2001                           10571
   7/5/2001                           10480
   7/6/2001                           10253
   7/9/2001                           10299
  7/10/2001                           10176
  7/11/2001                           10241
  7/12/2001                           10479
  7/13/2001                           10539
  7/16/2001                           10472
  7/17/2001                           10606
  7/18/2001                           10570
  7/19/2001                           10610
  7/20/2001                           10577
  7/23/2001                           10424
  7/24/2001                           10241
  7/25/2001                           10406
  7/26/2001                           10456
  7/27/2001                           10417
  7/30/2001                           10402
  7/31/2001                           10523
   8/1/2001                           10510
   8/2/2001                           10551
   8/3/2001                           10513
   8/6/2001                           10401
   8/7/2001                           10459
   8/8/2001                           10294
   8/9/2001                           10299
  8/10/2001                           10416
  8/13/2001                           10416
  8/14/2001                           10412
  8/15/2001                           10346
  8/16/2001                           10393
  8/17/2001                           10241
  8/20/2001                           10320
  8/21/2001                           10174 -- 7th Fed rate cut to 3.50%
  8/22/2001                           10277
  8/23/2001                           10229
  8/24/2001                           10423
  8/27/2001                           10382
  8/28/2001                           10222
  8/29/2001                           10091
  8/30/2001                            9920
  8/31/2001                            9950
   9/4/2001                            9997
   9/5/2001                           10033
   9/6/2001                            9841
   9/7/2001                            9606
  9/10/2001                            9606 -- Terrorist attacks 9/11
  9/17/2001                            8921 -- Market reopens; 8th Fed cut to 3.00%; Dow falls 7.1%
  9/18/2001                            8903
  9/19/2001                            8759
  9/20/2001                            8376
  9/21/2001                            8236 -- Low for the year; worst weekly loss in 61 years
  9/24/2001                            8604
  9/25/2001                            8660
  9/26/2001                            8567
  9/27/2001                            8681
  9/28/2001                            8848
  10/1/2001                            8837
  10/2/2001                            8951 -- 9th Fed rate cut to 2.50%
  10/3/2001                            9124
  10/4/2001                            9061
  10/5/2001                            9120
  10/8/2001                            9068
  10/9/2001                            9052
 10/10/2001                            9241
 10/11/2001                            9410
 10/12/2001                            9344
 10/15/2001                            9348
 10/16/2001                            9384
 10/17/2001                            9233
 10/18/2001                            9163
 10/19/2001                            9204
 10/22/2001                            9377
 10/23/2001                            9340
 10/24/2001                            9346
 10/25/2001                            9463
 10/26/2001                            9545
 10/29/2001                            9270
 10/30/2001                            9122
 10/31/2001                            9075
  11/1/2001                            9264 -- Treasury stops selling 30-year bonds
  11/2/2001                            9324
  11/5/2001                            9441
  11/6/2001                            9591 -- 10th Fed rate cut to 2.00%
  11/7/2001                            9554
  11/8/2001                            9588
  11/9/2001                            9608
 11/12/2001                            9554
 11/13/2001                            9751
 11/14/2001                            9824
 11/15/2001                            9872
 11/16/2001                            9867
 11/19/2001                            9976
 11/20/2001                            9901
 11/21/2001                            9835
 11/23/2001                            9960
 11/26/2001                            9983
 11/27/2001                            9873
 11/28/2001                            9712
 11/29/2001                            9829
 11/30/2001                            9852
  12/3/2001                            9764 -- Enron files for bankruptcy protection
  12/4/2001                            9894
  12/5/2001                           10114
  12/6/2001                           10099
  12/7/2001                           10049
 12/10/2001                            9921
 12/11/2001                            9888 -- 11th Fed rate cut to 1.75%; below 2% for first time in 40 years.
 12/12/2001                            9895
 12/13/2001                            9766
 12/14/2001                            9811
 12/17/2001                            9892
 12/18/2001                            9998
 12/19/2001                           10070
 12/20/2001                            9985
 12/21/2001                           10035
 12/24/2001                           10035
 12/26/2001                           10088
 12/27/2001                           10131
 12/28/2001                           10137
 12/31/2001                           10022 -- OPEC announces production cuts

THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX COMPOSED OF 30 OF AMERICA'S LARGEST COMPANIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE: BLOOMBERG L.P.

RECOVERY
Yet, despite all the difficulties, RESILIENT is a word being used to describe the current state of the U.S. economy and its citizens. Consumer spending, which represents two-thirds of the economy, showed signs of improving. Although the unemployment rate reached 5.7% in November - the highest rate in six years - the Conference Board also announced a 14.2% increase in its Consumer Confidence Index in November, its first gain in six months. Auto sales increased due to zero percent financing incentives. Lower mortgage rates lifted housing starts, new home sales and refinancing activities. The productivity levels for November increased at the fastest pace in more than a year. Manufacturing orders for defense goods and durables rose. And inflation remained subdued at 1.5%.

PROSPECTS
Expansions are a normal state for the economy, and most recessions are brief. The average length of a recession is 10 to 16 months, which would put us into the middle of 2002. Many economists predict that a combination of the Fed easing, a legislative stimulus package and low energy prices will lead to a faster recovery. Although many of the ingredients for economic recovery were coming together late last year, there are indications that it may be a different type of recovery than we've seen before. In the past, consumer spending usually provided the stimulus that got the economy moving again. However, this time consumers continued to spend at a relatively high rate during most of last year. What's more, the downturn was led by a collapse in capital spending by businesses. In the wake of sluggish or declining profits, it is difficult to expect corporate America to lead a brisk revival in the economy. On the other hand, inventories are low, and manufacturers in some sectors may need to hire back workers.

As usual, there are many unanswered questions. How low will the Federal Reserve take interest rates? Can a fiscal stimulus package pass into law in time to be effective? Will oil prices stabilize near their recent, low levels? Will unemployment continue to rise? Will there be additional terrorist attacks on the U.S.? How long will the war on terrorism last and what will be the cost, in both psychological and financial terms? The answers to these questions will further test the resiliency of the economy. Most investment counselors caution investors to set realistic goals, diversify their investments and prepare for a recovery in the markets and the economy, although at a slower pace than in the exuberant '90s.

[CHART OF REAL GDP]
Year-end comparisons

-0.5
   3
 2.7
   4
 2.7
 3.6
 4.4
 4.3
 4.1
 4.1
 0.5

THE CHART SHOWS THE AVERAGE ANNUAL CHANGE IN REAL GROSS DOMESTIC PRODUCT EACH YEAR SINCE 1991 -- ONE OF THE LONGEST PERIODS IN HISTORY WITHOUT A RECESSION. THE CHART INCLUDES A CONTRACTION OF -1.3% IN THE THIRD QUARTER OF 2001 AND AN ESTIMATED +0.2% FOURTH-QUARTER INCREASE ANNOUNCED IN JANUARY, FOR TOTAL CHANGE OF +0.5% ESTIMATED FOR THE FULL YEAR. CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, REAL GDP IS A MEASURE OF THE TOTAL MARKET VALUE OF ALL FINAL GOODS AND SERVICES PRODUCED IN THE U.S. IN A GIVEN YEAR, ADJUSTED FOR INFLATION.

                            CDC NVEST STAR VALUE FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks reasonable long-term returns from a combination of capital appreciation and dividend income from equity securities
--------------------------------------------------------------------------------
STRATEGY:
Invests primarily in large- and mid-cap stocks selected with an eye to value and current income
--------------------------------------------------------------------------------
INCEPTION DATE:
June 5, 1970
--------------------------------------------------------------------------------
SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)
Westpeak Global Advisors, L.P.
--------------------------------------------------------------------------------
SYMBOLS:
Class A           NEFVX
Class B           NEVBX
Class C           NECVX
Class Y           NEVYX
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A           $7.70
Class B            7.26
Class C            7.26
Class Y            7.75

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Star Value Fund was 1.32% at net asset value. The fund's benchmark, the Russell 1000 Value Index, returned -5.59% for the same period, while the average return on the funds in Morningstar's Large Cap Value category was -5.30%.

VALUE STOCKS FARED WELL DURING DIFFICULT YEAR
When the economy is strong, growth stocks tend to outperform value. In weaker economies, value stocks tend to do better. In 2001 the economy slipped into recession for the first time in ten years and investors shifted to a value-oriented strategy, seeking attractive stocks at low prices.

CDC Nvest Star Value Fund's four segments are managed by four firms seeking attractively priced stocks across a broad market spectrum. Chosen for their expertise in a particular market area or investment style, the subadvisors are Loomis Sayles for large-cap stocks; Harris/Oakmark for mid- and large-cap stocks; VNSM for dividend-paying stocks; and Westpeak for risk-managed equity portfolios.

LOOMIS DID WELL WITH DEFENSIVE STOCKS; TECH WAS DISAPPOINTING
The Loomis segment maintained a balance between defensive stocks - those that tend to do well during an economic downturn - and stocks that tend to appreciate in value most when the economy accelerates. Once it became clear the economic recovery would begin later than anticipated, the Loomis team reduced the portfolio's investments in consumer discretionary companies and added defensive investments in firms that offer such basics as energy and utilities, which have steady earnings. Defensive positions in the food and healthcare sectors, including Tenet Healthcare, aided performance. Some of the poorer performers were in technology, including Compaq Computer and ADC Telecom.

HARRIS/OAKMARK HAD MIXED RESULTS IN 2001
The fund benefited from Harris/Oakmark's focus on low-priced stocks of companies that bounced back sharply after the September 21 market low. These included Guidant Corporation, Tiffany & Co., The Interpublic Group of Companies, Cendant Corporation, Tricon Global Restaurants, and Toys R Us. However, gains were partially offset by weakness in other areas, including Citizens Communications, a telecommunications company, and XTO Energy, which was hurt by declining energy prices. Ford, USG, and U.S. Industries were also disappointing.

HEALTHCARE, COMPUTER STOCKS POSITIVE FOR VNSM; FINANCIAL STOCKS MIXED
The VNSM segment was spread across many sectors and companies. Its healthcare stocks, which have demographics in their favor, were positive this year. HCA, a nationwide operator of for-profit hospitals, benefited from cost-trimming and expanded Medicare reimbursements, and Baxter Healthcare rose on higher earnings. Financial services included Citigroup, which was attractive because it could benefit from globalization. But Mellon Bank slipped when its managed assets declined with the stock market. The portfolio's limited exposure to a few good tech stocks was positive. Successes included EDS, Dell Computer and Applied Materials. Its advertising holdings suffered as corporations trimmed advertising budgets.

QUALITY TECH, RETAIL STOCKS WORK FOR WESTPEAK; OTHERS WERE DISAPPOINTING Westpeak's portfolio emphasized high-quality technology companies with attractive valuations, balanced with consumer staples stocks, which tend to have steady earnings even during difficult economic times. Positives included semiconductor manufacturers Intel and KLA-Tencor, both of which reported better-than-expected earnings. Sears Roebuck performed well because price-conscious consumers were expected to favor retailers offering lower-priced merchandise. Disappointments included communications equipment manufacturer Scientific-Atlanta, which had poor earnings, and media and entertainment firms, such as Disney, which suffered from a downturn in advertising and travel.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]



  NAV                               MSC                   Russell 1000

12/31/91                10000        9425                          10000
                        10374        9777                       10016.86
                        10777       10158                       10262.54
                        10658       10045                       10113.21
                        10942       10312                       10549.98
                        10927       10298                       10601.36
6/30/92                 10673       10059                       10536.33
                        11016       10383                       10920.11
                        10568        9960                        10584.5
                        10732       10115                       10730.63
                        10762       10143                       10740.26
                        11345       10693                       11092.73
12/31/92                11662       10992                       11358.49
                        11919       11233                       11687.67
                        11999       11309                       12095.54
                        12247       11543                       12452.83
                        12038       11346                       12293.05
                        12376       11664                       12540.34
6/30/93                 12408       11694                       12818.14
                        12343       11634                       12959.45
                        12825       12088                       13427.54
                        12873       12133                       13450.02
                        13050       12299                       13438.78
                        13050       12299                       13159.37
12/31/93                13644       12859                       13410.67
                        14320       13497                       13914.89
                        13939       13137                       13440.38
                        13124       12369                       12939.38
                        13401       12630                       13187.47
                        13540       12761                       13340.02
6/30/94                 13249       12487                       13020.47
                        13718       12929                       13425.93
                        14308       13485                       13812.12
                        13717       12929                       13354.47
                        13804       13010                       13540.74
                        13196       12438                       12994.78
12/31/94                13453       12680                       13145.72
                        13490       12715                       13550.38
                        14009       13203                       14086.71
                        14527       13691                       14396.62
                        15063       14197                       14851.86
                        15693       14790                       15475.71
6/30/95                 16007       15087                       15685.34
                        16525       15575                        16231.4
                        16525       15575                       16460.79
                        17030       16051                       17056.06
                        16615       15659                       16886.71
                        17525       16517                       17741.97
12/31/95                17801       16778                        18187.9
                        18409       17351                       18754.59
                        18653       17580                        18896.4
                        18713       17637                       19217.69
                        18936       17848                       19291.55
                        19261       18153                       19532.77
6/30/96                 19261       18153                       19548.74
                        18632       17561                       18809.97
                        19180       18077                       19347.92
                        20267       19101                          20117
                        20894       19693                       20894.82
                        22531       21235                       22409.98
12/31/96                22484       21191                       22124.06
                        23046       21721                       23196.57
                        23304       21964                       23537.38
                        22414       21125                       22691.09
                        22836       21523                       23644.41
                        24124       22737                       24965.23
6/30/97                 25388       23929                       26036.24
                        27309       25739                       27995.04
                        26255       24745                       26997.64
                        27364       25791                        28629.4
                        26186       24680                       27829.43
                        26801       25260                       29059.89
12/31/97                27194       25630                       29908.19
                        27140       25580                       29484.97
                        28964       27298                       31469.95
                        30117       28385                       33394.78
                        30090       28360                       33618.11
                        29232       27551                       33119.66
6/30/98                 29205       27526                       33544.09
                        28213       26591                       32952.09
                        23439       22091                       28048.26
                        24776       23352                       29658.14
                        26855       25311                       31955.46
                        28251       26626                       33444.25
12/31/98                29117       27442                       34582.55
                        28365       26734                       34858.72
                        27853       26252                       34366.69
                        27974       26365                       35077.89
                        30139       28406                       38354.17
                        29869       28151                        37932.6
6/30/99                 30651       28888                        39033.9
                        29267       27584                       37891.13
                        28004       26393                       36484.82
                        26389       24871                       35209.83
                        27679       26087                       37236.41
                        27280       25711                       36945.19
12/31/99                27101       25543                       37123.57
                        26265       24754                       35912.48
                        24009       22629                       33244.35
                        26483       24960                       37300.58
                        26410       24891                       36866.52
                        26265       24754                        37255.2
6/30/00                 25646       24171                       35552.53
                        25719       24240                       35997.77
                        27286       25717                       38000.74
                        26813       25272                       38348.72
                        27541       25957                        39290.7
                        26668       25134                       37832.29
12/31/00                27650       26060                       39727.68
                        28523       26883                       39880.48
                        27759       26163                       38771.49
                        26813       25272                       37401.44
                        28487       26849                       39235.67
                        29251       27569                       40117.04
6/30/01                 28742       27089                       39227.29
                        28487       26849                        39143.9
                        27250       25683                       37575.97
                        24958       23523                       34931.33
                        25722       24243                        34630.7
                        27432       25855                       36643.99
12/31/01                28014       26403                       37507.06

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

================================================================================
CLASS A (Inception 6/5/70)             1 YEAR    5 YEARS     10 YEARS
Net Asset Value(1)                      1.32%      4.50%       10.85%
With Maximum Sales Charge(2)           -4.47       3.26        10.19

================================================================================
CLASS B (Inception 9/13/93)            1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)                      0.55%      3.71%       9.09%
With CDSC(3)                           -4.45       3.45        9.09%
================================================================================
CLASS C (Inception 12/30/94)           1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)                      0.55%      3.73%       10.20%
With Maximum Sales Charge and CDSC     -1.40       3.51        10.05
================================================================================
CLASS Y (Inception 3/31/94)            1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)                      1.84%      4.89%       10.58%
================================================================================

                                                                             SINCE       SINCE       SINCE
                                                                            CLASS B     CLASS C     CLASS Y
COMPARATIVE PERFORMANCE                     1 YEAR   5 YEARS   10 YEARS     INCEPT.(7)  INCEPT.(7)  INCEPT.(7)
Russell 1000 Value(4)                       -5.59%    11.13%    14.13%       13.24%      16.16%      14.72%
Morningstar Large Cap Value Fund Avg.(5)    -5.30      8.80     11.80        11.70       13.60       12.60
Lipper Multi-Cap Value Funds Avg.(6)        -1.78     10.51     13.28        12.90       14.72       13.76

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                               % OF NET ASSETS
                                                    AS OF
FUND COMPOSITION                             12/31/01      6/30/01
--------------------------------------------------------------------------------
COMMON STOCKS                                  98.0          97.5
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                2.0           2.5

                                               % OF NET ASSETS
                                                    AS OF
TEN LARGEST HOLDINGS                          12/31/01       6/30/01
--------------------------------------------------------------------------------
ELECTRONIC DATA SYSTEMS CORP.                   2.9           2.6
--------------------------------------------------------------------------------
EXXON MOBIL CORP.                               2.8           3.7
--------------------------------------------------------------------------------
CITIGROUP, INC.                                 2.3           2.7
--------------------------------------------------------------------------------
AT&T CORP.                                      2.3           1.5
--------------------------------------------------------------------------------
XTO ENERGY, INC.                                2.2            --
--------------------------------------------------------------------------------
TRICON GLOBAL RESTAURANTS, INC.                 2.0           2.1
--------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                         2.0           2.1
--------------------------------------------------------------------------------
TOYS R US, INC.                                 1.9           2.1
--------------------------------------------------------------------------------
CENDANT CORP.                                   1.8           2.4
--------------------------------------------------------------------------------
THE INTERPUBLIC GROUP OF COMPANIES, INC.        1.8           0.2

                                               % OF NET ASSETS
                                                    AS OF
FIVE LARGEST INDUSTRIES                       12/31/01      6/30/01
--------------------------------------------------------------------------------
FINANCIAL SERVICES                              8.3           9.5
--------------------------------------------------------------------------------
TELECOMMUNICATIONS                              7.9           7.8
--------------------------------------------------------------------------------
BUSINESS SERVICES                               7.6           3.9
--------------------------------------------------------------------------------
INSURANCE                                       5.4           5.7
--------------------------------------------------------------------------------
DRUGS & HEALTHCARE                              4.8            --

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.
NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Value Index is an unmanaged index of the 1000 largest U.S. companies within the Russell 3000 with lower price-to-book ratios and lower forecasted growth values.
(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Value Funds Average is the average performance without sales charges of funds with similar investment objective as determined by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 3/31/94.

                         CDC NVEST STAR SMALL CAP FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks capital appreciation
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in common stocks of small-cap companies
--------------------------------------------------------------------------------

INCEPTION DATE:
December 31, 1996
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Montgomery Asset Management, LLC
RS Investment Management, L.P.
--------------------------------------------------------------------------------

SYMBOLS:
Class A           NEFJX
Class B           NEJBX
Class C           NEJCX
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $14.52
Class B           13.84
Class C           13.84

                                                           MANAGEMENT DISCUSSION

The total return on Class A shares of CDC Nvest Star Small Cap Fund was -12.05% at net asset value for the 12 months ended December 31, 2001. For the same period, the return on the fund's benchmark, the Russell 2000 Index, was 2.49%, while the average return on the funds in Morningstar's Small Cap Growth category was -9.10%.

SMALL-CAP VALUE COMPANIES WEATHER TURBULENCE IN 2001
Volatile stock prices in 2001 reflected a sharp economic downturn. As corporate profits declined, so did the prices of most stocks. Small-cap value stocks provided the best overall results. This gave Harris/Oakmark an edge in 2001, because their segment emphasizes small companies selling at discounts to their intrinsic value. The fund's other three portfolios focus on more aggressive small-cap growth stocks that are expected to do better in a stronger economy.

STOCKS IN DIVERSE SECTORS DID WELL FOR HARRIS/OAKMARK
Harris/Oakmark emphasized companies less likely to be affected by the economic downturn, such as Ralcorp Holdings, a food processing company. Mentor Graphics, which makes systems and software used to design and test electronic circuitry, was also a star performer. Assets were spread out among economic sectors. Investments in thrift institutions, healthcare, retail and food companies provided the largest gains, while holdings in travel and energy companies were disappointing this year.

MONTGOMERY'S GROWTH SEGMENT UNDERPERFORMED IN 2001
The growth-oriented segment managed by Montgomery made a significant commitment to the healthcare sector as a defensive measure. Holdings such as Enzon, LifePoint Hospitals and First Health Group aided performance. Investments in business services, media, defense and insurance stocks were also positive. The consumer cyclical stocks in the portfolio were weak, especially in the third quarter when investors grew concerned that consumer spending would decline. The technology and energy stocks also failed to do as well as expected.

FOURTH-QUARTER RALLY BENEFITED RS INVESTMENTS' TECH SELECTIONS
The RS Investments segment seeks small-cap companies with catalysts that may spur growth, such as new products, new management or new markets. After doing poorly for most of the year, this segment rallied strongly in the fourth quarter. Software companies made strong gains, including iManage - the portfolio's largest holding - and Viewpoint. SonicWALL and WatchGuard Technologies, companies whose products enhance internet security, had vigorous growth rates in the latter part of the year. At year end, technology stocks accounted for 24% of the portfolio's assets. Other good performers included natural food companies, such as United Natural Foods, and specialty retailers like Too, Inc. and Gymboree.

LOOMIS EMPHASIZED SECURITY, ELECTRONICS, MEDICAL TECHNOLOGY
Loomis Sayles' aggressive style and emphasis on technology was a negative during most of 2001, although the stocks selected made significant gains in the fourth quarter. Capitalizing on the need for enhanced security, Loomis selected companies that make security, disaster recovery and threat-detection products. To take advantage of increased demand for home electronics, the portfolio included retailer Best Buy, and NVIDIA, which makes 3-D graphics processors and software for use in computer games. The portfolio also held some healthcare stocks, including drug distributor Accredo Health and two biotechnology companies: Trimeris, which develops agents designed to block viral infections, and Neurocrine Biosciences, which produces treatments for neurological and endocrine disorders.

OUTLOOK FOR SMALL-CAP STOCKS POSITIVE FOR 2002
Historically, small-cap stocks have tended to perform well when interest rates are low and the economy is entering a recovery. If economic growth accelerates in 2002, small-cap stocks have the potential to lead the market.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Small Cap Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]


           NAV                      MSC                            Russell 2000
12/31/96                 10000               9425                                   10000
                         10192               9606                                10199.85
                          9920               9350                                 9952.53
                          9352               8814                                 9482.92
                          9264               8731                                 9509.35
                         10448               9847                                10567.26
6/30/97                  11040              10405                                11020.12
                         11784              11106                                11532.91
                         12104              11408                                 11796.8
                         13160              12403                                12660.26
                         12672              11943                                12104.11
                         12376              11664                                12025.82
12/31/97                 12697              11967                                12236.31
                         12342              11632                                 12043.2
                         13349              12582                                12933.71
                         14126              13314                                13467.13
                         13994              13189                                13541.65
                         13135              12379                                12812.33
6/30/98                  13341              12574                                12839.29
                         12300              11593                                 11799.9
                          9624               9070                                  9508.6
                         10293               9701                                10252.72
                         10748              10130                                10670.86
                         11758              11082                                11229.93
12/31/98                 12958              12212                                11924.86
                         13231              12470                                12083.33
                         12122              11425                                11104.65
                         12957              12212                                11278.01
                         13934              13133                                 12288.6
                         13818              13023                                 12468.1
6/30/99                  14968              14107                                 13031.9
                         14786              13936                                12674.32
                         14654              13811                                12205.25
                         15060              14194                                12207.92
                         16201              15270                                12257.36
                         18064              17025                                12989.24
12/31/99                 21428              20196                                14459.62
                         21401              20171                                14227.42
                         26680              25146                                16576.88
                         25665              24189                                15483.95
                         22655              21352                                 14552.2
                         20816              19619                                13704.08
6/30/00                  22509              21215                                14898.68
                         20926              19723                                14419.34
                         23526              22174                                15519.55
                         22775              21466                                15063.42
                         20859              19659                                14390.99
                         17222              16232                                12913.74
12/31/00                 18810              17729                                 14022.8
                         19631              18502                                14752.87
                         17101              16118                                13784.87
                         15472              14582                                13110.57
                         17021              16043                                14136.21
                         17375              16376                                14483.67
6/30/01                  17967              16934                                14983.78
                         16737              15774                                14172.72
                         15711              14808                                13714.96
                         13216              12456                                11868.76
                         14116              13305                                12563.32
                         15358              14475                                13535.93
12/31/01                 16543              15581                                14371.42

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

================================================================================
CLASS A (Inception 12/31/96)             1 YEAR     5 YEAR     SINCE INCEPTION
Net Asset Value(1)                      -12.05%     10.59%         10.59%
With Maximum Sales Charge(2)            -17.12       9.29           9.29
================================================================================
CLASS B (Inception 12/31/96)            1 YEAR       5 YEAR     SINCE INCEPTION
Net Asset Value(1)                      -12.74%      9.76%          9.76%
With CDSC(3)                            -17.10       9.49           9.49
================================================================================
CLASS C (Inception 12/31/96)            1 YEAR       5 YEAR    SINCE INCEPTION
Net Asset Value(1)                      -12.74%      9.77%          9.77%
With Maximum Sales Charge and CDSC(3)   -14.47       9.54           9.54
================================================================================

                                                                          SINCE
                                                                      CLASS A, B, C
COMPARATIVE PERFORMANCE                            1 YEAR     5 YEAR    INCEPTION(7)
Russell 2000 Index(4)                               2.49%     7.52%        7.52%
Morningstar Small Cap Growth Fund Average(5)       -9.10      8.90         8.90
Lipper Small Cap Growth Funds Average(6)          -10.79      8.51         8.51

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                             % OF NET ASSETS
                                                                  AS OF
FUND COMPOSITION                                        12/31/01        6/30/01
--------------------------------------------------------------------------------
COMMON STOCKS                                             97.3            95.3
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                           2.7             4.7

                                                             % OF NET ASSETS
                                                                  AS OF
TEN LARGEST HOLDINGS                                    12/31/01        6/30/01
--------------------------------------------------------------------------------
IMANAGE, INC.                                              1.5             0.6
--------------------------------------------------------------------------------
RALCORP HOLDINGS, INC.                                     1.4             1.0
--------------------------------------------------------------------------------
SUPPORT.COM, INC.                                          1.4             0.3
--------------------------------------------------------------------------------
CHECKPOINT SYSTEMS, INC.                                   1.2             1.1
--------------------------------------------------------------------------------
DEPARTMENT 56, INC.                                        1.1             0.6
--------------------------------------------------------------------------------
MENTOR GRAPHICS CORP.                                      1.1              --
--------------------------------------------------------------------------------
SMARTFORCE PLC                                             1.1             0.4
--------------------------------------------------------------------------------
ARENA PHARMACEUTICALS, INC.                                1.1             0.7
--------------------------------------------------------------------------------
CONMED CORP.                                               1.0             0.8
--------------------------------------------------------------------------------
CATELLUS DEVELOPMENT CORP.                                 1.0             0.9

                                                             % OF NET ASSETS
                                                                  AS OF
FIVE LARGEST INDUSTRIES                                 12/31/01        6/30/01
--------------------------------------------------------------------------------
DRUGS & HEALTHCARE                                        12.9            15.3
--------------------------------------------------------------------------------
SOFTWARE                                                  10.5             4.4
--------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT                             8.1             9.1
--------------------------------------------------------------------------------
INTERNET                                                   6.0             0.3
--------------------------------------------------------------------------------
RETAIL                                                     4.7             5.3

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.
NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 2000 Index is an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index.
(5) Morningstar Small Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Since-inception performance comparisons shown for Class A, B and C shares were calculated from 12/31/96.

                          CDC NVEST STAR ADVISERS FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in a wide variety of equity securities
--------------------------------------------------------------------------------

INCEPTION DATE:
July 7, 1994
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Mercury Advisors
--------------------------------------------------------------------------------

SYMBOLS:
Class A            NEFSX
Class B            NESBX
Class C            NECCX
Class Y            NESYX
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $15.90
Class B           14.64
Class C           14.66
Class Y           16.50

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Star Advisers Fund was -9.36% at net asset value, including $0.01 per share in reinvested distributions. During the same period, the Wilshire 4500 Index, which includes both mid- and small-cap stocks, returned -9.33%, while the Standard & Poor's 500 Index returned -11.87%. The average return on the funds in Morningstar's Large Cap Growth category was -23.60% for the period.

THREE FIRMS MANAGE FOUR FUND SEGMENTS
The Harris/Oakmark segment concentrates on mid- and large-cap value stocks that appear to be attractively priced. Loomis Sayles manages both the small-cap value and mid-cap growth segments. Mercury is the new manager of the large-cap growth segment previously managed by Kobrick. While 2001 was a volatile year for most stock investors, value stocks outpaced growth stocks, and small- and mid-cap stocks did better than large-cap stocks.

HARRIS/OAKMARK'S VALUE STYLE OUTPERFORMED IN 2001
This segment's strong performance was the result of good stock selection and Harris/Oakmark's value-oriented style that seeks solid businesses selling at big discounts. Corporate restructuring was one of the themes in the portfolio, as the management team selected companies with plans in place to turn around difficult situations. At the time they were acquired, Xerox, H&R Block and Cendant fit the restructuring theme, and the share value of each of these companies more than doubled. Disappointments included Ford and Cooper Industries, both of which declined more than 20% in 2001.

MERCURY HAD MIXED RESULTS FROM TECH; GOOD PERFORMANCE IN OTHER AREAS
Early in the year, before Mercury became the manager, the segment's relatively small allocation to technology was a positive because the sector performed poorly, but when these stocks rebounded during the fourth quarter, the lower weighting in tech stocks was a negative. Investments in discount retailer Wal-Mart performed well, as did home improvement retailers Lowe's and Home Depot, reflecting spending trends of price-conscious consumers and homeowners. Financial services and healthcare investments also did well.

LOOMIS' MID-CAP TELECOM STOCKS DISAPPOINTING; TECH GAINED IN SECOND HALF
The Loomis mid-cap segment was divided between companies with stable growth prospects and those whose growth is sensitive to changes in the economic cycle. Telecommunications equipment and networking stocks, such as Finisar, Openwave Systems and Extreme Networks, detracted from performance, as companies slashed their capital spending. Toward the end of the year, technology stocks led the market higher. The biggest gains came from NVIDIA, which makes 3-D graphics processors for consumer and industrial use, and companies like QLogic and Brocade, which manufacture chips for storage area network systems. Healthcare selections also benefited this portfolio.

LOOMIS' SMALL-CAP VALUE SELECTIONS A PLUS IN 2001
In the small-cap value arena, Loomis seeks inexpensive stocks of companies with a catalyst in place that may spur sales, such as lower costs or a new product. A good example is carpet-maker Mohawk Industries. When Loomis purchased Mohawk last year, it was selling at a deep discount to other small-cap companies and its industry peers. Now the segment's largest holding, the stock doubled in value in 2001. Nine of the companies in the segment were bought out by other companies in 2001, most of which profited the fund. As the market began to anticipate a recovery in 2002, the weakest performance was in defensive sectors, such as healthcare and financial services.

OUTLOOK FOR 2002 IMPROVING
A better economic environment in 2002 should be reflected in generally higher stock prices. However, it is impossible to predict which investment styles, sectors or companies will do best. CDC Nvest Star Advisers Fund, with its diverse management teams, has the potential to benefit because it participates in different areas of the equity market using different styles.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Advisers Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF $10,000 INVESTMENT IN CLASS A SHARES]



     NAV                 MSC            S&P400              S&P500                         Wilshire 4500
7/7/94          10000             9425            10000                     10000                  10000
                10120             9538         10523.72                     10000                  10000
                10600             9990         10327.33                  10409.99                  10477
                10656            10043         10440.25                  10155.43                  10406
                10960            10330          9969.34                  10383.58                  10450
                10576             9968         10060.85                  10005.43                  10028
12/31/94        10638            10026         10166.05                  10153.84                  10145
                10622            10011         10698.95                  10417.16                  10244
                10959            10329         10874.58                  10823.14                  10679
                11240            10594         11103.14                   11142.5                  10913
                11425            10768         11370.98                  11470.61                  11054
                11690            11018         11833.89                  11929.06                  11300
6/30/95         12252            11547         12448.75                  12206.14                  11845
                13143            12387         12681.52                  12610.93                  12542
                13416            12644         12988.91                  12642.64                  12834
                13833            13038         12654.71                  13176.19                  13182
                13505            12728          13207.4                  13129.09                  12828
                14094            13284         13174.54                  13705.43                  13373
12/31/95        14293            13471         13365.67                  13969.42                  13542
                14455            13623         13819.95                  14444.67                  13681
                15017            14153         13985.56                  14579.05                  14126
                15272            14394          14412.7                  14719.15                  14342
                16090            15165         14607.62                  14936.16                  15009
                16592            15638         14388.43                  15321.81                  15482
6/30/96         16098            15173         13414.99                  15379.81                  14996
                14863            14009         14188.67                  14700.33                  13870
                15587            14691         14807.31                  15010.41                  14619
                16454            15508         14850.34                  15855.74                  15316
                16317            15379         15686.85                  16292.58                  15090
                17124            16139         15704.22                  17524.08                  15727
12/31/96        17006            16028         16293.78                  17176.85                  15869
                17764            16742         16159.78                  18249.97                  16381
                17174            16187         15470.82                  18393.01                  16035
                16454            15508         15872.04                  17637.27                  15197
                16772            15807         17259.87                  18690.18                  15235
                18034            16997         17744.78                  19828.12                  16750
6/30/97         18773            17694         19501.66                  20717.86                  17544
                20279            19113         19477.97                  22365.28                  18752
                19699            18567         20597.56                  21112.13                  18922
                20653            19466         19701.31                  22268.12                  20234
                19985            18836         19993.32                  21524.42                  19463
                20139            18981         20769.27                  22520.85                  19469
12/31/97        20435            19260         20373.93                  22907.62                  19945
                20525            19345         22061.89                  23160.99                  19660
                22032            20765         23056.96                  24831.48                  21164
                22954            21635         23477.78                   26103.3                  22258
                23213            21878         22421.61                  26365.68                  22540
                22572            21274         22563.02                  25912.51                  21487
6/30/98         23292            21953         21687.81                  26965.29                  21822
                22595            21296         17650.77                  26677.91                  20585
                18850            17766         19298.44                  22826.84                  16597
                20219            19057         21023.05                  24282.81                  17795
                21461            20227         22072.21                  26258.49                  18806
                22532            21237         24739.04                  27851.14                  19976
12/31/98        24370            22969         23775.96                  29454.29                  21666
                25515            24048         22530.96                  30685.95                  22014
                24760            23336          23161.1                  29732.26                  20817
                26245            24736         24987.28                  30922.77                  21629
                27292            25722          25097.4                  32119.27                  23354
                26537            25011         26438.61                  31360.58                  23152
6/30/99         28205            26583         25876.85                  33101.27                  24125
                27267            25700         24990.99                  32067.69                  23395
                27158            25596         24218.67                  31909.04                  22813
                27255            25688         25452.94                  31034.28                  22636
                28234            26610         26789.47                  32998.16                  23793
                30637            28875         28380.82                  33676.22                  25800
12/31/99        35689            33636         27581.73                  35652.16                  29356
                35251            33224         29512.05                  33860.68                  29005
                39577            37302         31981.99                  33219.71                  33516
                39169            36917         30865.22                  36469.56                  32276
                36154            34075         30480.09                  35372.34                  28394
                33183            31275         30927.76                  34646.61                  26298
6/30/00         33823            31879         31416.33                  35500.75                  29457
                32949            31055         34924.04                  34945.73                  28620
                35533            33490         34684.95                  37116.36                  31814
                34489            32506         33508.74                  35156.87                  30519
                32853            30964         30979.39                  35008.23                  28026
                28881            27220         33349.37                   32248.2                  23256
12/31/00        29630            27926         34092.09                  32406.03                  24728
                30474            28722         32146.53                  33555.76                  26073
                27418            25842          29756.5                  30496.09                  22905
                25561            24091         33039.11                  28564.16                  20803
                27806            26208         33808.57                  30783.89                  23003
                28076            26462         33672.07                  30990.13                  23547
6/30/01         27920            26315         33170.46                  30235.88                  23738
                27430            25853         32085.43                  29938.23                  22640
                26264            24754         28093.79                  28063.82                  21539
                23478            22128         29335.52                   25795.1                  18769
                24069            22685         31517.33                  26289.27                  19753
                26045            24547         33144.02                  28303.04                  21288
12/31/01        26856            25318            33144                  28558.69                  22429

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index values are calculated from 7/31/94.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

--------------------------------------------------------------------------------
CLASS A (Inception 7/7/94)                1 YEAR     5 YEARS      SINCE INCEPTION
Net Asset Value(1)                         -9.36%      9.57%          14.11%
With Maximum Sales Charge(2)              -14.57       8.28           13.21
================================================================================
CLASS B (Inception 7/7/94)                1 YEAR     5 YEARS     SINCE INCEPTION
Net Asset Value(1)                        -10.09%      8.76%          13.27%
With CDSC(3)                              -14.58       8.52           13.27
================================================================================
CLASS C (Inception  7/7/94)               1 YEAR     5 YEARS     SINCE INCEPTION
Net Asset Value(1)                        -10.02%      8.77%          13.28%
With Maximum Sales Charge and CDSC(3)     -11.78       8.55           13.12
================================================================================
CLASS Y (Inception 11/15/94)              1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)                        -8.95%       9.95%          13.94%
================================================================================

                                                                           SINCE            SINCE
                                                                       CLASS A, B, C        CLASS Y
COMPARATIVE PERFORMANCE                          1 YEAR     5 YEARS      INCEPTION(9)     INCEPTION(9)
S&P 400 Midcap Index(4)                          -0.62%      16.11%       17.53%           18.48%
S&P 500 Index(5)                                -11.87       10.70        15.20            15.96
Wilshire 4500 Index.(6)                          -9.33        7.16        11.50            12.03
Morningstar Large Cap Growth Fund Avg.(7)       -23.60        8.10        12.20            12.60
Lipper Multi-Cap Growth Funds Average(8)        -10.89        9.58        13.43            14.17

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                        % OF NET ASSETS
                                                             AS OF
FUND COMPOSITION                                     12/31/01      6/30/01
--------------------------------------------------------------------------------
COMMON STOCKS                                         96.3          96.1
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                       3.7           3.9

                                                        % OF NET ASSETS
                                                             AS OF
TEN LARGEST HOLDINGS                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
FORTUNE BRANDS, INC.                                   1.5           1.8
--------------------------------------------------------------------------------
XEROX CORP.                                            1.3           0.7
--------------------------------------------------------------------------------
H&R BLOCK, INC.                                        1.3           1.5
--------------------------------------------------------------------------------
LOWE'S COMPANIES, INC.                                 1.2           0.8
--------------------------------------------------------------------------------
TRICON GLOBAL RESTAURANTS, INC.                        1.1           1.5
--------------------------------------------------------------------------------
ELECTRONIC DATA SYSTEMS CORP.                          1.1            --
--------------------------------------------------------------------------------
WAL-MART STORES, INC.                                  1.1            --
--------------------------------------------------------------------------------
CENDANT CORP.                                          1.1           1.0
--------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                                1.1           1.1
--------------------------------------------------------------------------------
AT&T CORP.                                             1.0           1.3

                                                        % OF NET ASSETS
                                                             AS OF
FIVE LARGEST INDUSTRIES                              12/31/01      6/30/01
--------------------------------------------------------------------------------
RETAIL                                                 7.1           4.8
--------------------------------------------------------------------------------
DRUGS & HEALTHCARE                                     4.9           1.9
--------------------------------------------------------------------------------
FINANCIAL SERVICES                                     4.7           4.4
--------------------------------------------------------------------------------
FOOD & BEVERAGES                                       4.3           2.2
--------------------------------------------------------------------------------
BUSINESS SERVICES                                      3.6           2.4

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.
NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 400 Midcap Index is an unmanaged index of U.S. mid-sized company stocks.
(5) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(6) Wilshire 4500 Index is an unmanaged index of 4500 mid- and small-size companies.
(7) Morningstar Large Cap Growth Fund Average is an average of performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(8) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(9) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A, B & C from 7/31/94; Class Y from 11/30/94.

                           CDC NVEST STAR GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in a wide variety of equity securities
--------------------------------------------------------------------------------

INCEPTION DATE:
December 31, 1997
--------------------------------------------------------------------------------

SUBADVISERS:
Miller Anderson
RS Investment Management, L.P.
Vaughan, Nelson, Scarborough & McCullough, L.P.
Westpeak Global Advisors, L.P.
--------------------------------------------------------------------------------

SYMBOLS:
Class A            NFGAX
Class B            NFGBX
Class C            NFGCX
Class Y            NFGYX
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A           $8.76
Class B            8.62
Class C            8.63
Class Y            8.80

                                                           MANAGEMENT DISCUSSION

During the three months ended December 31, 2001, Class A shares of CDC Nvest Star Growth Fund had a total return of 21.50% at net asset value. The fund's benchmark, the Russell 3000 Index returned 11.76% for the same period, while the average return on Morningstar's Large Growth category was 14.98%.

Kobrick Capital Fund and Kobrick Emerging Growth Fund were reorganized in November to form CDC Nvest Star Growth Fund. It will now report to shareholders on a calendar-year basis, in June and December

STAR CONCEPT DESIGNED TO BALANCE MARKET SWINGS
CDC Nvest's Star funds are composed of separate segments, each managed by a firm specializing in a specific investment approach, all pursuing growth of capital. The extra diversification provided by different investment styles is designed to balance out market swings over time.

CDC Nvest Star Growth Fund's four managers are: VNSM, which manages the large-cap growth portfolio; RS Investments, which emphasizes small-cap growth stocks; Westpeak, which invests in stocks across the capitalization spectrum; and Miller Anderson, which focuses primarily on mid-cap stocks.

VNSM SEGMENT STRUCTURED FOR RECOVERY IN 2002
This segment included giants like GE, Honeywell, Waste Management and Disney - all large-cap companies with the potential to excel in the period of stronger economic growth the manager is anticipating. During the past few months, VNSM also made a modest commitment to technology stocks, which rebounded after a long price slide. The portfolio's relatively small position in consumer staples companies also performed well, but with more modest results.

TECH, HEALTH FOOD, SPECIALTY RETAILERS DID WELL FOR RS INVESTMENTS
Software companies were particularly strong performers for this segment. Most notable during the period was business software developer iManage, the segment's largest holding. Reflecting increased demand for internet security, investments in SonicWALL and WatchGuard Technologies did well. Consumer discretionary stocks were also positive. United Natural Foods, the leading health food distributor in the U.S., performed well, as did specialty retailers Too, Inc., with products aimed at young girls, and Gymboree, which targets the newborn to seven-year-old market.

WESTPEAK SHIFTED EMPHASIS GROWTH, TECHNOLOGY
During the quarter, Westpeak shifted the focus of its segment from value to growth and increased its emphasis on technology. Stocks that did well this quarter included microchip manufacturer Intel, electronic equipment company Amphenol, and semiconductor manufacturer Vishay Intertechnology. Disappointments included Qwest Communications, which was caught in the continued downdraft of the telecommunications industry, and Scientific-Atlanta, which had disappointing earnings and declining prospects. To temper its aggressive technology strategy, Westpeak added stocks of consumer staples companies, which have the potential to provide steady growth regardless of the economic backdrop.

MILLER ANDERSON COMBINED STRATEGIES
The Miller Anderson segment featured a combination of aggressive growth and stable growth companies. In the aggressive growth category, technology stocks such as NVIDIA, Fairchild Semiconductor and Veritas Software were relatively strong performers. Laggards included Extreme Networks, RF Microdevices and Sanmina. On the conservative side, the portfolio's substantial commitment to consumer services and heavy industry stocks was positive, although its relatively small positions in energy and healthcare were negatives.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]


         NAV              MSC     Russell 3000
12/31/97         10000        9425          10000
                 10180        9595       10051.83
                 11280       10631       10770.88
                 11520       10858        11304.7
                 11890       11206       11415.85
                 11320       10669       11134.14
6/30/98          12410       11696       11510.62
                 12090       11395       11301.62
                  9830        9265        9570.36
                 10710       10094        10223.2
                 11580       10914        10999.2
                 12940       12196       11671.93
12/31/98         15000       14137       12413.78
                 17560       16550        12835.5
                 16280       15344       12380.86
                 17740       16720       12835.15
                 18220       17173        13414.5
                 16740       15778       13159.55
6/30/99          17990       16956       13824.58
                 17410       16409       13405.39
                 17410       16409       13252.96
                 17210       16220       12914.23
                 18084       17044       13724.29
                 20651       19464       14108.38
12/31/99         25982       24488        15008.6
                 26098       24597       14420.25
                 31949       30112       14553.91
                 28781       27126       15694.04
                 25000       23562       15140.98
                 21750       20500       14715.72
6/30/00          22352       21066       15151.41
                 20490       19312       14883.61
                 22675       21371       15987.41
                 22027       20761       15263.54
                 18767       17687       15046.21
                 15136       14265       13659.38
12/31/00         15251       14374       13888.92
                 15043       14178       14364.05
                 12303       11595       13051.63
                 10800       10179       12200.85
                 11412       10756        13179.3
                 11008       10375       13285.15
6/30/01          10985       10353       13040.19
                 10742       10124       12825.27
                  9863        9296       12068.12
                  8337        7857       11003.41
                  8996        8479       11259.41
                  9794        9230       12126.65
12/31/01         10129        9547       12297.57

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

The fund's performance history includes periods from its predecessor fund.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

CLASS A (Inception 12/31/97)             3 MONTHS(7)     1 YEAR(7)    SINCE INCEPTION(7)
Net Asset Value(1)                         21.50%         -33.59%           0.32%
With Maximum Sales Charge(2)               14.51          -37.38           -1.15
=========================================================================================
CLASS B (Inception 10/29/99)             3 MONTHS(7)     1 YEAR(7)    SINCE INCEPTION(7)
Net Asset Value(1)                         21.07%         -34.15%          -23.98%
With CDSC(3)                               16.07          -37.44           -25.04
=========================================================================================
CLASS C (Inception 10/29/99)             3 MONTHS(7)     1 YEAR(7)    SINCE INCEPTION(7)
Net Asset Value(1)                         21.21%         -34.07%          -23.94%
With Maximum Sales Charge and CDSC(3)      19.04          -35.37           -24.30
=========================================================================================
CLASS Y (Inception 10/29/99)             3 MONTHS(7)     1 YEAR(7)    SINCE INCEPTION(7)
Net Asset Value(1)                         21.38%         -33.48%          -23.26%
=========================================================================================

                                                                    SINCE        SINCE
                                                                   CLASS A     CLASS B, C, Y
COMPARATIVE PERFORMANCE                    3 MONTHS    1 YEAR     INCEPTION     INCEPTION(8)
Russell 3000 Index(4)                       11.76%    -11.46%      5.31%           -4.94%
Morningstar Large Growth Fund Avg.(5)       14.98     -23.60       5.01           -10.31
Lipper Multi-Cap Growth Funds Average(6)    18.84     -26.00       4.31            -9.11

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                        % OF NET ASSETS
                                                             AS OF
FUND COMPOSITION                                    12/31/01        9/30/01
--------------------------------------------------------------------------------
COMMON STOCKS                                         99.4           95.0
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                       0.6            5.0

                                                        % OF NET ASSETS
                                                             AS OF
TEN LARGEST HOLDINGS                                12/31/01        9/30/01
--------------------------------------------------------------------------------
MICROSOFT CORP.                                        2.4             2.1
--------------------------------------------------------------------------------
INTEL CORP.                                            2.3             1.7
--------------------------------------------------------------------------------
PFIZER, INC.                                           2.2             3.0
--------------------------------------------------------------------------------
GENERAL ELECTRIC CO.                                   1.9             2.6
--------------------------------------------------------------------------------
WAL-MART STORES, INC.                                  1.7             1.8
--------------------------------------------------------------------------------
HOME DEPOT, INC.                                       1.4             0.9
--------------------------------------------------------------------------------
ORACLE CORP.                                           1.3             2.2
--------------------------------------------------------------------------------
DELL COMPUTER CORP.                                    1.3             0.9
--------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                                    1.3             0.5
--------------------------------------------------------------------------------
SUPPORT.COM, INC.                                      1.2             0.5

                                                        % OF NET ASSETS
                                                             AS OF
FIVE LARGEST INDUSTRIES                             12/31/01       9/30/01
--------------------------------------------------------------------------------
DRUGS & HEALTHCARE                                    11.4            11.7
--------------------------------------------------------------------------------
SOFTWARE                                               9.8             1.5
--------------------------------------------------------------------------------
RETAIL                                                 6.5             1.8
--------------------------------------------------------------------------------
BIOTECHNOLOGY                                          5.7             6.1
--------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT                         4.8              --

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.
NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 3000 Index is an unmanaged list of the 3000 largest U.S. companies based on total market capitalization.
(5) Morningstar Large Growth Fund Average is an average of performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, within which performance would have been lower.
(8) Since-inception performance comparisons for B, C and Y shares are calculated from 10/31/99.

                         CDC NVEST STAR WORLDWIDE FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in equity securities of both U.S. and foreign companies
--------------------------------------------------------------------------------

INCEPTION DATE:
December 29, 1995
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Montgomery Asset Management, LLC
--------------------------------------------------------------------------------

SYMBOLS:
Class A           NEFDX
Class B           NEDBX
Class C           NEDCX
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $13.02
Class B           12.32
Class C           12.33

                                                           MANAGEMENT DISCUSSION

In 2001, the total return on CDC Nvest Star Worldwide Fund's Class A shares was -8.98% for the full year, based on net asset value, with $0.11 in reinvested distributions. For the same period, the fund's primary benchmark, the MSCI World Index, returned -16.82%, while its secondary benchmark, the MSCI EAFE Index, returned -21.44%. The MSCI World Index includes both U.S. and overseas stocks, while the MSCI EAFE Index focuses on overseas stocks. The return on the funds in Morningstar's World Stock category averaged -17.40% for the 12-month period.

DIVERSIFIED MANAGERS/STYLES SHELTERED FUND IN 2001
While most stock markets declined in 2001, small- and mid-cap stocks outperformed large-cap stocks, and value stocks bested growth stocks. Both the domestic and international Harris/Oakmark segments use a value-oriented approach, which was a positive in 2001. CDC Nvest Star Worldwide Fund's broad diversification and multi-manager approach may have offset some of the negative pressures that affected its benchmarks and competitor groups.

HARRIS/OAKMARK'S DOMESTIC SEGMENT OUTPERFORMED IN 2001
In 2001, Harris/Oakmark's domestic segment outperformed the other three. The manager focused on companies with improving fundamentals and capitalized on the steep stock market decline that followed September 11 by buying stocks at low prices. Top performers included Guidant Corporation, Tiffany & Co., The Interpublic Group of Companies, Cendant Corporation, Tricon Global Restaurants and Toys R Us. Most disappointments were in the telecommunications and energy sectors. Telecommunications companies suffered from a worldwide downturn while energy companies were affected negatively by oversupply and lower prices.

TWO KOREAN STOCKS OUTDISTANCED OTHERS IN HARRIS/OAKMARK'S INTERNATIONAL SEGMENT Broad diversification benefited Harris/Oakmark's international segment in 2001. Two Korean holdings were stellar performers: Lotte Chilsung Beverage and Kumkang Korea Chemical. Lotte Chilsung more than doubled for the period, as the company increased its market dominance of non-alcoholic beverage brands. Shares of Kumkang Korea, a rapidly growing chemical company, also doubled during the period. However, growth in Europe was slower in 2001, and more than half the segment was invested in Europe at the end of December.

LOOMIS DID WELL IN SLOW-GROWTH ENVIRONMENT IN 2001
The Loomis Sayles' segment emphasized businesses that have the potential to sustain growth in a slowing economy. Stellar performers included Ryanair, a no-frills Irish airline that increased its market share in Europe during one of the worst years for air travel. Other successes included Wesfarmers, an Australian conglomerate, and South Korea's Samsung Electronics, which earned handsome profits from several technology ventures. In Japan, Nissan Motor Company and Honda gained market share in the U.S., and two generic drug companies, Biovaile of Canada and Tera Pharmaceuticals of Israel, performed well. Technology holdings were disappointing, as a worldwide downturn in the sector caused earnings shortfalls for many firms.

DEFENSIVELY POSITIONED, MONTGOMERY'S TECH STOCKS DID WELL
The Montgomery segment emphasizes lesser known, undervalued companies with solid management teams and strong growth potential - a high-risk strategy with the potential for high rewards. Given the volatility of the market, the Montgomery team took a moderately defensive approach. Healthcare and retail holdings did well. Although most technology and communications stocks were down in 2001, the software stocks Montgomery selected made strong gains - including Microsoft in the U.S., and Software AG and SAP in Germany. Investments in capital goods proved disappointing.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Worldwide Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]



  NAV MSC             MSCI World                 MSCI EAFE
12/29/95       10000            9425                 10000                     10000
               10000            9425                 10000                     10000
               10088            9508              10178.83                  10041.05
               10264            9674              10238.73                     10075
               10528            9923              10406.99                  10288.95
               10872           10247              10649.57                  10588.08
               11136           10496              10656.64                  10393.24
6/30/96        11176           10533              10708.39                  10451.74
               10664           10051               10327.8                  10146.26
               10952           10322              10444.36                  10168.49
               11136           10496              10851.13                  10438.63
               11048           10413              10924.73                  10331.81
               11496           10835              11534.78                   10742.9
12/31/96       11667           10996              11347.88                   10604.7
               12136           11439              11482.52                  10233.56
               12388           11675              11612.44                  10400.94
               12266           11561              11380.57                   10438.6
               12388           11675               11750.4                  10493.99
               13028           12278              12473.53                  11176.88
6/30/97        13627           12844              13093.51                  11793.25
               14146           13332              13694.42                  11984.04
               13352           12584              12776.17                  11089.02
               14082           13272              13468.11                  11710.22
               13061           12310              12757.09                  10810.11
               12908           12166              12980.67                  10699.91
12/31/97       13146           12390              13136.69                  10793.24
               13104           12350              13500.61                  11286.86
               13996           13192              14411.66                  12011.08
               14566           13729                 15018                  12380.93
               14651           13809               15162.5                  12478.92
               14353           13528              14970.22                  12418.36
6/30/98        14056           13248              15323.23                  12512.37
               14013           13208              15296.37                  12639.22
               11794           11116              13254.26                  11073.36
               11683           11012               13486.4                  10733.87
               12534           11813              14703.25                  11852.77
               13206           12446              15575.34                  12460.01
12/31/98       13673           12887              16333.91                  12951.55
               14150           13336               16689.2                  12913.31
               13971           13168              16242.87                  12605.55
               14541           13705              16916.79                  13131.73
               15323           14442              17581.29                  13663.81
               14940           14081              16936.49                  12960.14
6/30/99        15816           14907              17724.05                  13465.42
               15638           14738              17668.49                  13865.66
               15527           14634              17634.68                  13916.29
               15170           14298              17461.29                  14056.37
               15706           14803              18366.53                  14582.86
               16879           15909              18880.85                  15089.54
12/31/99       18819           17736              20406.75                  16443.85
               18119           17077              19235.78                  15399.03
               19253           18146              19285.35                  15813.57
               19310           18200              20615.93                  16426.56
               17911           16881              19741.88                  15562.14
               17097           16114              19239.72                  15182.06
6/30/00        17599           16587              19885.18                  15775.81
               17126           16141              19323.01                  15114.41
               17637           16623              19949.17                   15245.6
               16973           15997              18886.08                  14503.27
               16329           15390              18567.33                  14160.67
               15586           14690              17437.69                  13629.64
               16519           15569              17717.47                  14114.09
12/31/00       16840           15872              18058.65                  14106.81
               15763           14857              16530.48                  13049.26
               14732           13885              15441.93                  12179.38
               15683           14781              16580.22                  13025.75
               15866           14954              16364.17                  12566.02
6/30/01        15735           14830              15849.16                  12052.13
               15447           14559              15637.31                  11832.84
               15113           14244              14884.43                  11532.98
               13535           12757              13570.89                  10364.84
               13800           13006              13830.03                  10630.31
               14583           13744              14646.11                  11022.17
12/31/01       15023           14159               14736.7                  11087.65

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

=========================================================================================
CLASS A (Inception 12/29/95)                 1 YEAR      5 YEARS      SINCE INCEPTION
Net Asset Value(1)                            -8.98%       5.20%           7.03%
With Maximum Sales Charge(2)                 -14.22        3.96            5.98
=========================================================================================
CLASS B (Inception 12/29/95)                 1 YEAR      5 YEARS      SINCE INCEPTION
Net Asset Value(1)                            -9.74%       4.42%           6.24%
With CDSC(3)                                 -14.22        4.13            6.24
=========================================================================================
CLASS C (Inception 12/29/95)                 1 YEAR      5 YEARS      SINCE INCEPTION
Net Asset Value(1)                            -9.73%       4.42%           6.25%
With Maximum Sales Charge and CDSC(3)        -11.53        4.22            6.07
=========================================================================================

                                                                       SINCE
                                                                   CLASS A, B, C
COMPARATIVE PERFORMANCE                      1 YEAR      5 YEARS     INCEPTION(8)
MSCI World Index (4)                        -16.82%        5.37%       6.68%
MSCI EAFE Index (5)                         -21.44         0.89        1.74
Morningstar World Stock Fund Average(6)     -17.40         5.70        7.61
Lipper Global Funds Average(7)              -17.36         5.73        7.51

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                        % OF NET ASSETS
                                                             AS OF
FUND COMPOSITION                                    12/31/01        6/30/01
--------------------------------------------------------------------------------
COMMON STOCKS                                         97.5            96.4
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                       2.5             3.6

                                                        % OF NET ASSETS
                                                             AS OF
TEN LARGEST HOLDINGS                                12/31/01        6/30/01
--------------------------------------------------------------------------------
DIAGEO PLC                                             1.5             2.0
--------------------------------------------------------------------------------
XEROX CORP.                                            1.3             0.7
--------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                                1.1             1.1
--------------------------------------------------------------------------------
AT&T                                                   1.1             0.8
--------------------------------------------------------------------------------
LIBERTY MEDIA CORP.                                    1.1              --
--------------------------------------------------------------------------------
US BANCORP                                             1.1             0.4
--------------------------------------------------------------------------------
CENDANT CORP.                                          1.0              --
--------------------------------------------------------------------------------
HUNTER DOUGLAS NV                                      1.0             1.2
--------------------------------------------------------------------------------
BCA POPOLARE DI VERONA                                 1.0             0.6
--------------------------------------------------------------------------------
METSO OYJ                                              1.0             1.2

                                                        % OF NET ASSETS
                                                             AS OF
FIVE LARGEST COUNTRIES                              12/31/01        6/30/01
--------------------------------------------------------------------------------
UNITED STATES                                         35.9            32.2
--------------------------------------------------------------------------------
UNITED KINGDOM                                        12.9            13.1
--------------------------------------------------------------------------------
JAPAN                                                  6.6             9.2
--------------------------------------------------------------------------------
FRANCE                                                 5.9             6.2
--------------------------------------------------------------------------------
NETHERLANDS                                            3.4             4.4

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.
NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index of common stocks from the MSCI developed-market countries.
(5) Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE) is an unmanaged index of common stocks traded outside the U.S.
(6) Morningstar World Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
(7) Lipper Global Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective, as calculated by Lipper Inc.
(8) Since-inception performance comparisons for all Classes of fund shares are calculated from 12/31/95.

RISKS OF THE CDC NVEST STAR FUNDS

Any mutual fund investment involves risk. The following notes describe the risks of each of the CDC Nvest funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC NVEST STAR VALUE FUND INVESTS PRIMARILY IN VALUE STOCKS WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND MAY UNDERPERFORM GROWTH STOCKS DURING CERTAIN MARKET CONDITIONS. IT MAY ALSO INVEST IN FOREIGN SECURITIES THAT HAVE SPECIAL RISKS, INCLUDING POLITICAL, REGULATORY AND CURRENCY RISKS.

CDC NVEST STAR SMALL CAP FUND INVESTS IN SMALL-CAP AND EMERGING-GROWTH COMPANIES THAT ARE MORE VOLATILE THAN THE OVERALL MARKET. THE FUND MAY ALSO INVEST IN FOREIGN AND EMERGING MARKET SECURITIES THAT HAVE SPECIAL RISKS; LOWER RATED BONDS THAT OFFER HIGHER YIELDS IN RETURN FOR MORE RISK; REAL ESTATE INVESTMENT TRUSTS (REITS) THAT CHANGE IN PRICE WITH UNDERLYING REAL ESTATE VALUES AND HAVE OTHER MORTGAGE-RELATED RISKS. FREQUENT PORTFOLIO TURNOVER MAY INCREASE YOUR RISK OF GREATER TAX LIABILITY AND LOWER YOUR TOTAL RETURN.

CDC NVEST STAR ADVISERS FUND INVESTS IN A WIDE VARIETY OF EQUITY SECURITIES, INCLUDING SMALL-CAP AND EMERGING-GROWTH COMPANIES THAT ARE MORE VOLATILE THAN THE OVERALL MARKET; LOWER RATED BONDS THAT OFFER HIGHER YIELDS IN RETURN FOR MORE RISK; REAL ESTATE INVESTMENT TRUSTS (REITS) THAT CHANGE IN PRICE WITH UNDERLYING REAL ESTATE VALUES AND HAVE OTHER MORTGAGE-RELATED RISKS; AND INITIAL PUBLIC OFFERINGS (IPOS) THAT MAY HAVE SIGNIFICANT RISK, IMPACT THE FUND'S PERFORMANCE AND MAY INCREASE YOUR TAX LIABILITY. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH HAVE SPECIAL RISKS NOT ASSOCIATED WITH DOMESTIC SECURITIES.

CDC NVEST STAR GROWTH FUND INVESTS IN A WIDE VARIETY OF EQUITY SECURITIES, INCLUDING SMALL-CAP AND EMERGING-GROWTH COMPANIES THAT ARE MORE VOLATILE THAN THE OVERALL MARKET; LOWER RATED BONDS THAT OFFER HIGHER YIELDS IN RETURN FOR MORE RISK; REAL ESTATE INVESTMENT TRUSTS (REITS) THAT CHANGE IN PRICE WITH UNDERLYING REAL ESTATE VALUES AND HAVE OTHER MORTGAGE-RELATED RISKS; AND INITIAL PUBLIC OFFERINGS (IPOS) THAT MAY HAVE SIGNIFICANT RISK, IMPACT THE FUND'S PERFORMANCE AND MAY INCREASE YOUR TAX LIABILITY. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH HAVE SPECIAL RISKS NOT ASSOCIATED WITH DOMESTIC SECURITIES.

CDC NVEST STAR WORLDWIDE FUND INVESTS IN FOREIGN AND EMERGING MARKET SECURITIES THAT HAVE SPECIAL RISKS. THESE MAY INCLUDE POLITICAL, REGULATORY AND CURRENCY RISKS. EMERGING MARKETS MAY BE MORE SUBJECT TO THESE RISKS THAN DEVELOPED MARKETS. THE FUND MAY INVEST IN SMALL-CAP COMPANIES THAT ARE MORE VOLATILE THAN THE OVERALL MARKET; LOWER RATED BONDS THAT OFFER HIGHER YIELDS IN RETURN FOR MORE RISK AND PRICE FLUCTUATIONS; REAL ESTATE INVESTMENT TRUSTS (REITS) THAT CHANGE IN PRICE WITH UNDERLYING REAL ESTATE VALUES AND HAVE OTHER MORTGAGE-RELATED RISKS.

          NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

                   STAR VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
COMMON STOCK -- 98.0% OF TOTAL NET ASSETS
              AEROSPACE -- 1.0%
     54,600   Honeywell International, Inc.                  $        1,846,572
      2,700   United Technologies Corp.                                 174,501
                                                             ------------------
                                                                      2,021,073
                                                             ------------------
              AEROSPACE/DEFENSE -- 0.7%
      8,000   General Dynamics Corp.                                    637,120
      8,000   Northrop Grumman Corp.                                    806,480
                                                             ------------------
                                                                      1,443,600
                                                             ------------------
              AIRLINES -- 0.1%
     11,800   AMR Corp. (c)                                              261,606
                                                             ------------------
              BANKS -- 3.7%
     46,600   Bank America Corp.                                      2,933,470
      2,730   Charter One Financial, Inc.                                74,120
     17,100   FleetBoston Financial Corp.                               624,150
      3,100   M & T Bank Corp.                                          225,835
     11,700   National City Corp.                                       342,108
     11,300   North Fork Bancorp, Inc.                                  361,487
      1,000   SunTrust Banks, Inc.                                       62,700
     42,900   US Bancorp Delaware                                       897,897
     39,000   Wells Fargo & Co.                                       1,694,550
                                                             ------------------
                                                                      7,216,317
                                                             ------------------
              BANKS & THRIFTS -- 2.3%
     20,000   MBNA Corp.                                                704,000
    116,900   Washington Mutual, Inc.                                 3,822,630
                                                             ------------------
                                                                      4,526,630
                                                             ------------------
              BEVERAGES-ALCOHOLIC -- 0.3%
     14,100   Anheuser-Busch Companies, Inc.                            637,461
                                                             ------------------
              BROADCASTING -- 0.2%
     12,800   Comcast Corp., Special Class A (c)                        460,800
                                                             ------------------
              BUSINESS SERVICES -- 7.6%
    180,000   Cendant Corp. (c)                                       3,529,800
     75,000   Ceridian Corp. (c)                                      1,406,250
     82,600   Electronic Data Systems Corp.                           5,662,230
      5,200   H & R Block, Inc.                                         232,440
     10,000   Pitney Bowes, Inc.                                        376,100
    115,700   The Interpublic Group of Companies, Inc.                3,417,778
                                                             ------------------
                                                                     14,624,598
                                                             ------------------
              CHEMICALS-SPECIALTY -- 0.4%
     15,000   Praxair, Inc.                                             828,750
                                                             ------------------
              COMMUNICATION SERVICES -- 1.1%
     14,500   A T & T Wireless Services, Inc. (c)                       208,365
      1,600   L-3 Communications Holding, Inc. (c)                      144,000
     57,100   Motorola, Inc.                                            857,642
     24,500   SBC Communications, Inc.                                  959,665
                                                             ------------------
                                                                      2,169,672
                                                             ------------------
              COMPUTER HARDWARE -- 1.7%
     32,400   Apple Computer, Inc. (c)                                  709,560
     59,100   Cisco Systems, Inc. (c)                                 1,070,301
     75,300   Hewlett-Packard Co.                                     1,546,662
                                                             ------------------
                                                                      3,326,523
                                                             ------------------
              COMPUTER SOFTWARE -- 0.0%
      4,700   Oracle Corp. (c)                                           64,907
                                                             ------------------
              COMPUTER SOFTWARE & SERVICES -- 0.6%
     24,300   Computer Associates International, Inc.                   838,107
      5,400   Symantec Corp. (c)                                        358,182
                                                             ------------------
                                                                      1,196,289
                                                             ------------------
              COMPUTERS & BUSINESS EQUIPMENT-- 1.0%
     54,200   Dell Computer Corp. (c)                        $        1,473,156
      3,200   International Business Machines Corp.                     387,072
                                                             ------------------
                                                                      1,860,228
                                                             ------------------
              CONSUMER DURABLES -- 1.3%
     80,000   Maytag Corp.                                            2,482,400
                                                             ------------------
              CONSUMER GOODS & SERVICES -- 0.7%
      2,000   Colgate-Palmolive Co.                                     115,500
      5,500   Mattel, Inc.                                               94,600
     14,200   Procter & Gamble Co.                                    1,123,646
                                                             ------------------
                                                                      1,333,746
                                                             ------------------
              CRUISE LINES -- 1.6%
    113,400   Carnival Corp.                                          3,184,272
                                                             ------------------
              DOMESTIC OIL -- 1.2%
     11,025   Chevron-Texaco Corp.                                      987,950
     38,900   Conoco, Inc.                                            1,100,870
      5,400   Valero Energy Corp.                                       205,848
                                                             ------------------
                                                                      2,294,668
                                                             ------------------
              DRUGS & HEALTHCARE -- 4.8%
      2,700   Abbott Laboratories                                       150,525
      1,700   Amerisourcebergen Corp.                                   108,035
      4,100   Amgen, Inc. (c)                                           231,404
     24,400   Bristol-Myers Squibb Co.                                1,244,400
      3,100   Eli Lilly & Co.                                           243,474
      8,500   Hillenbrand Industries, Inc.                              469,795
      3,900   Medtronic, Inc.                                           199,719
     41,820   Merck & Co.                                             2,459,016
     39,300   Pfizer, Inc.                                            1,566,105
     20,280   Pharmacia & Upjohn, Inc.                                  864,942
     30,000   Schering-Plough Corp.                                   1,074,300
     10,300   Tenet Healthcare Corp. (c)                                604,816
                                                             ------------------
                                                                      9,216,531
                                                             ------------------
              ELECTRIC UTILITIES -- 1.8%
      5,800   American Electric Power, Inc.                             252,474
     23,000   Duke Power Co.                                            902,980
     23,800   Entergy Corp.                                             930,818
     28,000   FirstEnergy Corp.                                         979,440
      7,700   TXU Corp.                                                 363,055
                                                             ------------------
                                                                      3,428,767
                                                             ------------------
              ELECTRONICS -- 2.4%
     27,500   Agilent Technologies, Inc. (c)                            784,025
      3,700   Tech Data Corp. (c)                                       160,136
     70,000   Teradyne, Inc. (c)                                      2,109,800
     23,500   Tyco International, Ltd.                                1,384,150
      9,300   UTStarcom, Inc.                                           265,050
                                                             ------------------
                                                                      4,703,161
                                                             ------------------
              ENERGY RESERVES -- 3.6%
     22,100   El Paso Corp.                                             985,881
    136,200   Exxon Mobil Corp.                                       5,352,660
     26,300   Occidental Petroleum Corp.                                697,739
                                                             ------------------
                                                                      7,036,280
                                                             ------------------
              FINANCIAL SERVICES -- 8.3%
      7,800   Allmerica Financial Corp.                                 347,490
     14,300   American Express Co.                                      510,367
     87,999   Citigroup, Inc.                                         4,442,190
      2,400   Countrywide Credit Industries, Inc.                        98,328
     90,000   Equifax, Inc.                                           2,173,500
     41,800   Fannie Mae                                              3,323,100
     66,300   J.P. Morgan & Co., Inc.                                 2,410,005
     17,500   Lincoln National Corp., Inc.                              849,975
     40,000   Mellon Financial Corp.                                  1,504,800

                 See accompanying notes to financial statements.

                                       15

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
     12,450   Prudential Financial, Inc. (c)                 $          413,215
                                                             ------------------
                                                                     16,072,970
                                                             ------------------
              FOOD & BEVERAGES -- 2.1%
     15,925   Kraft Foods, Inc.                                         541,928
     18,200   Pepsi Bottling Group, Inc.                                427,700
     58,500   PepsiCo, Inc.                                           2,848,365
      2,100   Smithfield Foods, Inc. (c)                                  46,284
      5,000   Sysco Corp.                                               131,100
      1,600   Unilever NV                                                92,176
                                                             ------------------
                                                                      4,087,553
                                                             ------------------
              GAS & PIPELINE UTILITIES-- 0.0%
      3,100   Williams Companies, Inc.                                   79,112
                                                             ------------------
              HEALTH CARE-PRODUCTS -- 1.6%
     26,500   Baxter International, Inc.                              1,421,195
     28,700   Johnson & Johnson, Inc.                                 1,696,170
                                                             ------------------
                                                                      3,117,365
                                                             ------------------
              HEALTH CARE-SERVICES -- 0.8%
     39,000   HCA-The Healthcare Co.                                  1,503,060
                                                             ------------------
              HOTELS & RESTAURANTS -- 0.4%
      3,700   Hotel Reservations Network, Inc. (c)                      170,200
     17,300   Starwood Hotels & Resorts Worldwide, Inc.                 516,405
                                                             ------------------
                                                                        686,605
                                                             ------------------
              HOUSEHOLD PRODUCTS -- 0.3%
     22,500   Leggett & Platt, Inc.                                     517,500
                                                             ------------------
              INFORMATION SERVICES -- 1.2%
     23,500   First Data Corp.                                        1,843,575
     17,100   SunGard Data Systems, Inc. (c)                            494,703
                                                             ------------------
                                                                      2,338,278
                                                             ------------------
              INSURANCE -- 5.4%
     60,000   ACE, Ltd.                                               2,409,000
     13,500   Allstate Corp.                                            454,950
     32,060   American International Group, Inc.                      2,545,564
        390   Berkshire Hathaway, Inc. (c)                              984,750
     19,700   John Hancock Financial Services, Inc.                     813,610
      7,700   Metlife, Inc.                                             243,936
      1,900   Progressive Corp.                                         283,670
     25,400   Radian Group, Inc. (c)                                  1,090,930
     21,600   St. Paul Companies, Inc.                                  949,752
      8,000   XL Capital Ltd., Class A                                  730,880
                                                             ------------------
                                                                     10,507,042
                                                             ------------------
              INTERNET -- 0.1%
      4,200   VeriSign, Inc. (c)                                        159,768
                                                             ------------------
              INVESTMENT BANKING/BROKER/MANAGEMENT -- 1.8%
     14,600   Lehman Brothers Holdings, Inc.                            975,280
     20,000   Merrill Lynch & Co., Inc.                               1,042,400
     13,400   Morgan Stanley Dean Witter & Co.                          749,596
      7,500   The Goldman Sachs Group, Inc.                             695,625
                                                                      3,462,901
                                                             ------------------
              MACHINERY -- 0.3%
     13,500   Applied Materials, Inc. (c)                               541,350
                                                             ------------------
              MANUFACTURING-DIVERSIFIED -- 2.1%
     20,400   General Electric Co.                                      817,632
     24,000   SPX Corp. (c)                                           3,285,600
                                                             ------------------
                                                                      4,103,232
                                                             ------------------
              MEDIA & ENTERTAINMENT -- 1.3%
     32,800   AOL Time Warner, Inc. (c)                               1,052,880
     71,400   The Walt Disney Co.                                     1,479,408
                                                             ------------------
                                                                      2,532,288
                                                             ------------------
              MEDICAL PRODUCTS -- 1.7%
     67,000   Guidant Corp. (c)                              $        3,336,600
                                                             ------------------
              MEDICAL PRODUCTS & SUPPLIES -- 0.0%
        950   Cardinal Health, Inc.                                      61,427
                                                             ------------------
              MEDICAL TECHNOLOGY -- 1.4%
     60,000   Chiron Corp. (c)                                        2,630,400
                                                             ------------------
              OFFICE FURNISHINGS & SUPPLIES -- 0.3%
     10,000   Avery Dennison Corp.                                      565,300
                                                             ------------------
              OIL & GAS-EXPLORATION & PRODUCTION-- 2.2%
    239,000   XTO Energy, Inc.                                        4,182,500
                                                             ------------------
              OIL & GAS-MAJOR INTEGRATED -- 0.5%
     19,000   BP Amoco PLC (ADR)                                        883,690
                                                             ------------------
              OIL SERVICES -- 0.6%
     20,500   BJ Services Co. (c)                                       665,225
     10,000   Shell Transport & Trading Co. (ADR)                       414,500
                                                             ------------------
                                                                      1,079,725
                                                             ------------------
              PAPER & FOREST PRODUCTS -- 1.0%
     11,600   Bowater, Inc.                                             553,320
     20,500   International Paper Co.                                   827,175
     10,000   Weyerhaeuser Co.                                          540,800
                                                             ------------------
                                                                      1,921,295
                                                             ------------------
              POLLUTION CONTROL -- 1.6%
     95,500   Waste Management, Inc.                                  3,047,405
                                                             ------------------
              PROPERTY & CASUALTY INSURANCE -- 0.3%
      8,400   MGIC Investment Corp.                                     518,448
                                                             ------------------
              PUBLISHING -- 0.9%
     13,700   Knight-Ridder, Inc.                                       889,541
     13,900   McGraw-Hill Co., Inc.                                     847,622
                                                             ------------------
                                                                      1,737,163
                                                             ------------------
              RAILROADS & EQUIPMENT -- 0.2%
      9,700   CSX Corp.                                                 339,985
                                                             ------------------
              RESTAURANTS -- 2.6%
     31,700   McDonald's Corp.                                          839,099
     80,000   Tricon Global Restaurants, Inc. (c)                     3,936,000
      7,800   Wendy's International, Inc.                               227,526
                                                             ------------------
                                                                      5,002,625
                                                             ------------------
              RETAIL -- 1.6%
      6,800   Costco Wholesale Corp. (c)                                301,784
    158,500   Gap, Inc.                                               2,209,490
     13,100   Home Depot, Inc.                                          668,231
                                                             ------------------
                                                                      3,179,505
                                                             ------------------
              RETAIL-APPAREL -- 0.6%
     34,200   Jones Apparel Group, Inc.                               1,134,414
                                                             ------------------
              RETAIL-DEPARTMENT STORE -- 2.6%
     19,000   Federated Department Stores, Inc. (c)                     777,100
    126,200   J.C. Penney, Inc.                                       3,394,780
      3,000   Sears, Roebuck & Co.                                      142,920
     12,800   Wal-Mart Stores, Inc.                                     736,640
                                                             ------------------
                                                                      5,051,440
                                                             ------------------
              RETAIL-GROCERY -- 1.3%
      9,600   Albertson's, Inc.                                          302,304
    109,500   The Kroger Co. (c)                                       2,285,265
                                                             ------------------
                                                                      2,587,569
                                                             ------------------

                 See accompanying notes to financial statements.

                                       16

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
              RETAIL-SPECIALTY -- 3.4%
     16,100   CVS Corp.                                      $          476,560
      3,100   Lowe's Companies, Inc.                                    143,871
     69,800   Tiffany & Co.                                           2,196,606
    180,000   Toys R Us, Inc. (c)                                     3,733,200
                                                             ------------------
                                                                      6,550,237
                                                             ------------------
              SEMICONDUCTORS -- 0.8%
     46,800   Intel Corp.                                             1,471,860
                                                             ------------------
              SEMICONDUCTOR & EQUIPMENT -- 0.4%
     15,400   KLA-Tencor Corp. (c)                                      763,224
                                                             ------------------
              SOFTWARE -- 0.9%
     26,900   Microsoft Corp. (c)                                     1,782,125
                                                             ------------------
              TELECOMMUNICATIONS -- 7.9%
    242,400   AT&T Corp.                                              4,397,136
     59,500   BellSouth Corp.                                         2,269,925
     14,900   CenturyTel, Inc.                                          488,720
    215,000   Citizens Communications Co. (c)                         2,291,900
      7,900   QUALCOMM, Inc. (c)                                        398,950
     47,200   Qwest Communications International, Inc.                  666,936
     77,700   Sprint Corp.                                            1,560,216
     58,100   Verizon Communications, Inc.                            2,757,426
     30,000   WorldCom, Inc. (c)                                        422,400
                                                             ------------------
                                                                     15,253,609
                                                             ------------------
              TELECOMMUNICATIONS-EQUIPMENT -- 0.2%
     46,400   Lucent Technologies, Inc.                                 291,856
                                                             ------------------
              TOBACCO -- 1.2%
     48,400   Philip Morris Companies, Inc.                           2,219,140
      4,000   UST, Inc.                                                 140,000
                                                             ------------------
                                                                      2,359,140
                                                             ------------------
              Total Common Stock
              (Identified Cost $165,110,796)                        189,758,845
                                                             ------------------

  PRINCIPAL
   SHARES
-----------
CONVERTIBLE SECURITIES -- 0.2%
              COMPUTERS & BUSINESS EQUIPMENT -- 0.2%
     22,000   Merill Lynch & Co., Inc., 8% STRIDES
              exchangeable for shares of Cisco Systems
              common stock, zero coupon                                 382,800
                                                             ------------------
                Total Preferred Stock
                (Identified Cost $364,162)                              382,800
                                                             ------------------

PRINCIPAL
 AMOUNT       DESCRIPTION                                           VALUE (a)
================================================================================
SHORT TERM INVESTMENTS -- 2.1%
$   366,000   Repurchase Agreement with  State Street
              Bank and Trust Co. dated 12/31/2001
              at 0.85% to be  repurchased at $366,017
              on 1/02/2002, collateralized by $335,000
              U.S. Treasury Note, 6.500%, due 2/15/2010
              valued at $373,891                             $          366,000
  3,645,000   Repurchase Agreement with  State Street
              Bank and Trust Co. dated 12/31/2001 at
              1.57% to be repurchased at $3,645,318 on
              1/02/2002, collateralized by $3,565,000
              U.S. Treasury Bond, 6.00%, due 2/15/2026
              valued at $3,718,181                                    3,645,000
                                                             ------------------
              Total Short Term Investments
              (Identified Cost $4,011,000)                            4,011,000
                                                             ------------------
              Total Investments -- 100.3%
              (Identified Cost $169,485,958) (b)                    194,152,645
              Other assets less liabilities                            (506,160)
                                                             ------------------
              Total Net Assets -- 100%                       $      193,646,485
                                                             ==================

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized appreciation on investments based on cost of $169,864,154 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost                                           $       32,209,049
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value.                                                (7,920,558)
                                                             ------------------
     Net unrealized appreciation                             $       24,288,491
                                                             ==================

     At December 31,2001, the Fund had a capital loss carryover of approximately $5,117,200 which expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.

ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                 See accompanying notes to financial statements.

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
COMMON STOCK -- 97.3% OF TOTAL NET ASSETS
              AEROSPACE -- 0.2%
      2,900   Alliant Techsystems, Inc.                      $          223,880
      6,400   Titan Corp. (c)                                           159,680
                                                             ------------------
                                                                        383,560
                                                             ------------------
              AIR TRAVEL -- 0.3%
     15,000   Frontier Airlines, Inc. (c)                               255,000
     40,000   Mesa Air Group, Inc. (c)                                  300,800
                                                             ------------------
                                                                        555,800
                                                             ------------------
              APPAREL & TEXTILES -- 0.5%
     69,500   R.G. Barry Corp. (c)                                      438,545
     35,000   Tommy Hilfiger Corp. (c)                                  481,250
                                                             ------------------
                                                                        919,795
                                                             ------------------
              AUTO PARTS -- 0.1%
      8,500   Gentex Corp. (c)                                          227,205
                                                             ------------------
              AUTOMOTIVE -- 1.1%
     37,500   Dollar Thrifty Automotive Group, Inc. (c)                 581,250
     17,600   Lear Corp. (c)                                            671,264
     32,500   Monaco Coach Corp. (c)                                    710,775
                                                             ------------------
                                                                      1,963,289
                                                             ------------------
              BANKS & THRIFTS -- 2.4%
     75,000   BankAtlantic Bancorp, Inc.                                688,500
     60,000   Golden State Bancorp, Inc.                              1,569,000
     12,400   Investors Financial Services Corp.                        821,004
     19,325   New York Community Bancorp, Inc.                          441,963
     30,000   People's Bank                                             637,800
                                                             ------------------
                                                                      4,158,267
                                                             ------------------
              BUSINESS SERVICES -- 3.3%
     18,000   Administaff, Inc. (c)                                     493,380
      7,000   AMN Healthcare Services, Inc. (c)                         191,800
     16,300   Armor Holdings, Inc. (c)                                  439,937
     12,200   Career Education Corp. (c)                                418,216
     12,025   ChoicePoint, Inc. (c)                                     609,547
     13,700   Corinthian Colleges, Inc. (c)                             560,193
     22,300   Corporate Executive Board Co. (c)                         818,410
      8,000   Global Payments, Inc.                                     275,200
     25,000   Heidrick & Struggles International, Inc. (c)              453,750
      1,200   Quovadx, Inc. (c)                                          10,980
     28,000   RMH Teleservices, Inc. (c)                                534,800
     11,300   The BISYS Group, Inc. (c)                                 723,087
                                                             ------------------
                                                                      5,529,300
                                                             ------------------
              CHEMICALS -- 1.3%
     40,000   Georgia Gulf Corp.                                        740,000
     53,600   HB Fuller Co.                                           1,542,072
                                                             ------------------
                                                                      2,282,072
                                                             ------------------
              COMMERCIAL SERVICES -- 1.1%
     50,000   Coinstar, Inc. (c)                                      1,250,000
     42,500   TeleTech Holdings, Inc. (c)                               609,025
                                                             ------------------
                                                                      1,859,025
                                                             ------------------
              COMMUNICATION SERVICES -- 1.2%
     23,300   Alamosa Holdings, Inc. (c)                                277,969
     26,400   Alliance Atlantis Commerce, Inc. (c)                      298,848
     28,000   Insight Communications Co., Inc. (c)                      676,480
      5,400   Rural Celluar Corp. (c)                                   120,150
     85,000   TiVo, Inc. (c) (d)                                        556,750
     21,300   US Unwired, Inc. (c)                                      216,834
                                                             ------------------
                                                                      2,147,031
                                                             ------------------
              COMPUTER HARDWARE -- 0.3%
     20,900   NYFIX, Inc. (c)                                           418,418
                                                             ------------------
              COMPUTER SOFTWARE -- 0.9%
    100,000   MSC.Software Corp. (c)                         $        1,560,000
                                                             ------------------
              COMPUTER SOFTWARE & SERVICES -- 3.3%
      7,400   Caci International, Inc. (c)                              292,189
    152,800   CIBER, Inc. (c)                                         1,443,960
     25,000   Efunds Corp.                                              343,750
    295,000   Interland, Inc. (c)                                       622,450
      8,300   Macrovision Corp. (c)                                     292,326
     15,350   Manhattan Associates, Inc. (c)                            447,452
      8,800   MCSi, Inc.                                                206,360
     37,800   Micromuse, Inc. (c)                                       567,000
     17,650   Stellent, Inc. (c)                                        521,734
     53,000   Verity, Inc. (c)                                        1,073,250
                                                             ------------------
                                                                      5,810,471
                                                             ------------------
              COMPUTERS & BUSINESS EQUIPMENT -- 8.1%
     18,000   Advanced Digital Information Corp.                        288,720
     14,200   Alpha Industries (c)                                      309,560
     10,500   ASM International NV (c)                                  204,855
     60,000   ATI Technologies, Inc. (c)                                757,395
    215,000   Auspex Systems, Inc. (c)                                  387,000
     15,900   Cable Design Technologies Corp. (c)                       217,512
      7,000   Cabot Microelectronics Corp. (c)                          554,750
     35,000   Cirrus Logic (c)                                          462,700
     10,800   Concurrent Computer Corp. (c)                             160,380
     15,700   Cree Research, Inc. (c)                                   462,522
     40,000   Emcore Corp. (c)                                          538,000
     15,100   Emulex Corp. (c)                                          596,601
     15,000   ESS Technology, Inc. (c)                                  318,900
     13,900   Fei Co. (c)                                               437,989
     60,000   Infocus Corp. (c)                                       1,321,200
     87,500   Intergraph Corp. (c)                                    1,202,250
     35,000   M-Systems Flash Disk Pioneers, Ltd. (c)                   409,150
     11,800   Marvell Technology Group, Ltd. (c)                        422,676
    212,900   Metawave Communications Corp. (c)                         664,248
     15,500   Microsemi Corp. (c)                                       460,350
     22,800   Oak Technology, Inc.                                      313,500
     22,700   ONI Systems Corp. (c)                                     142,329
     22,200   Polycom, Inc. (c)                                         756,354
     12,300   Powerwave Technologies, Inc. (c)                          212,544
     30,800   Silicon Storage Technology, Inc. (c)                      296,912
     88,300   SonicWALL, Inc. (c)                                     1,716,552
     12,300   Viasat, Inc. (c)                                          191,880
      5,900   Zoran Corp. (c)                                           192,576
                                                             ------------------
                                                                     13,999,405
                                                             ------------------
              CONSTRUCTION -- 1.8%
     10,600   Cal Dive International, Inc. (c)                          261,608
      3,800   Hydril Co. (c)                                             66,994
     10,000   Jacobs Engineering Group, Inc. (c)                        660,000
     57,500   Newpark Resources, Inc. (c)                               454,250
     20,100   Patterson UTI Energy, Inc. (c)                            468,531
      8,000   Ryland Group, Inc.                                        585,600
     10,000   Texas Industries, Inc.                                    369,000
      6,200   Toll Brothers, Inc. (c)                                   272,180
                                                             ------------------
                                                                      3,138,163
                                                             ------------------
              CONSUMER GOODS & SERVICES -- 2.5%
    125,000   American Greetings Corp.                                1,722,500
     32,000   Central Parking Corp.                                     628,480
    222,000   Department 56, Inc. (c)                                 1,909,200
      2,700   Direct Focus, Inc. (c)                                     84,240
                                                             ------------------
                                                                      4,344,420
                                                             ------------------

                 See accompanying notes to financial statements.

                                       18

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
              CONTAINERS & GLASS -- 0.5%
      5,000   Ball Corp.                                     $          353,500
     31,500   Pactiv, Corp. (c)                                         559,125
                                                             ------------------
                                                                        912,625
                                                             ------------------
              DOMESTIC OIL -- 1.3%
     35,000   Berry Petroleum Co.                                       549,500
      8,100   Equitable Resources, Inc.                                 275,967
     11,900   Patina Oil & Gas Corp.                                    327,250
     55,000   St. Mary Land & Exploration Co.                         1,165,450
                                                             ------------------
                                                                      2,318,167
                                                             ------------------
              DRUGS & HEALTHCARE -- 12.9%
     13,600   Abgenix, Inc. (c)                                         457,504
     24,200   Abiomed, Inc. (c)                                         382,844
        500   Accredo Health, Inc. (c)                                   19,850
      8,200   Affymetrix, Inc. (c)                                      309,550
      9,100   American Healthcorp, Inc. (c)                             290,654
      2,800   American Pharmaceutical Partners, Inc. (c)                 58,240
      4,600   Angiotech Pharmaceuticals, Inc. (c)                       256,312
     22,500   Applera Corp. - Celera Genomics Group (c)                 600,525
    175,000   Aradigm Corp. (c)                                       1,242,500
    155,000   Arena Pharmaceuticals, Inc. (c)                         1,864,650
      6,300   Aviron (c)                                                313,299
    129,400   Britesmile, Inc. (c)                                      647,000
     11,700   Celgene Corp. (c)                                         373,464
     80,000   Cepheid, Inc. (c)                                         336,000
      6,700   Charles River Laboratories International,
                Inc. (c)                                                224,316
     45,000   Connetics Corp. (c)                                       535,500
     13,200   Coventry Health Care, Inc. (c)                            263,340
     14,500   Cubist Pharmaceuticals, Inc. (c)                          521,420
     10,600   CV Therapeutics, Inc.(c)                                  551,412
      8,000   Cytyc Corp. (c)                                           208,800
     55,300   Endo Pharmaceuticals Holdings (c)                         645,351
    125,000   Esperion Therapeutics (c)                                 918,750
    173,500   Insmed, Inc. (c)                                          662,770
      8,800   Integra Lifesciences Corp. (c)                            231,792
     15,200   Intermune, Inc. (c)                                       748,752
     25,000   Interneuron Pharmaceuticals, Inc. (c)                     277,250
      9,700   Isis Pharmaceuticals, Inc. (c)                            215,243
      9,600   Kos Pharmaceuticals, Inc. (c)                             332,160
     12,500   LifePoint Hospitals, Inc. (c)                             425,500
     14,100   Medicis Pharmaceutical Corp. (c)                          910,719
      6,600   Myriad Genetics, Inc. (c)                                 347,424
     55,000   Novavax, Inc. (c)                                         775,500
      3,500   Nps Pharmaceuticals, Inc. (c)                             134,050
     12,000   OSI Pharmaceuticals, Inc. (c)                             548,880
     12,200   Pharmaceutical Product Development, Inc.                  394,182
      8,300   Pharmaceutical Resources, Inc. (c)                        280,540
     24,200   Priority Healthcare Corp. (c)                             851,598
    110,700   Regeneration Tech, Inc. (c)                             1,128,033
      9,700   Scios Nova, Inc. (c)                                      230,569
      4,400   Taro Pharmaceutical Industries, Ltd. (c)                  175,780
     15,000   Techne Corp. (c)                                          552,750
     39,500   Thoratec Labs Corp. (c)                                   671,500
      7,900   Transkaryotic Therapies, Inc. (c)                         338,120
      9,300   Triad Hospitals, Inc. (c)                                 272,955
     12,700   Tularik, Inc. (c)                                         305,054
     65,000   Xoma, Ltd. (c)                                            640,250
                                                             ------------------
                                                                     22,472,652
                                                             ------------------
              EDUCATION -- 1.5%
     26,000   ITT Educational Services, Inc. (c)             $          958,620
     75,000   Plato Learning, Inc. (c)                                1,245,750
      8,200   Scholastic Corp. (c)                                      412,706
                                                             ------------------
                                                                      2,617,076
                                                             ------------------
              ELECTRIC -- 0.8%
    175,000   Capstone Turbine Corp. (c)                                946,750
     21,400   Power Integrations, Inc. (c)                              488,776
                                                             ------------------
                                                                      1,435,526
                                                             ------------------
              ELECTRONIC COMPONENTS -- 0.3%
     16,800   Plexus Corp. (c)                                          446,208
                                                             ------------------
              ELECTRONICS -- 3.7%
    150,000   Checkpoint Systems, Inc. (c)                            2,010,000
    209,900   Conductus, Inc. (c)                                       573,027
     15,400   Harman International Industries, Inc.                     694,540
     65,000   Hei, Inc. (c)                                             461,500
      9,000   Itron, Inc. (c) (d)                                       272,700
     28,600   Kopin Corp. (c)                                           400,400
     10,600   Mettler Toledo International, Inc. (c)                    549,610
     19,100   Microtune, Inc. (c)                                       448,086
     15,800   Optimal Robotics Corp. (c)                                560,110
      3,700   Rudolph Technologies, Inc. (c)                            126,984
     11,300   Varian, Inc. (c)                                          366,572
                                                             ------------------
                                                                      6,463,529
                                                             ------------------
              EQUIPMENT LEASING -- 0.5%
     40,000   Imation Corp. (c)                                         863,200
                                                             ------------------
              FINANCIAL SERVICES -- 2.4%
     29,200   AmeriCredit Corp. (c)                                     921,260
     36,900   IndyMac Mortgage Holdings, Inc. (c)                       862,722
     50,000   NCO Group, Inc. (c)                                     1,145,000
     67,300   Saxon Cap Acquisition Corp. (c)                           673,000
     18,050   Waddell & Reed Financial, Inc.                            581,210
                                                             ------------------
                                                                      4,183,192
                                                             ------------------
              FOOD & BEVERAGES -- 3.1%
     34,000   Constellation Brands, Inc. (c)                          1,456,900
    185,000   Del Monte Foods Co. (c)                                 1,574,350
    107,000   Ralcorp Holdings, Inc. (c)                              2,428,900
                                                             ------------------
                                                                      5,460,150
                                                             ------------------
              GAMING & LOTTERY -- 1.1%
      5,800   GTECH Holdings Corp. (c)                                  262,682
     25,000   Penn National Gaming, Inc. (c)                            758,500
     55,000   Scientific Games Corp. (c)                                481,250
     36,500   Station Casinos, Inc. (c)                                 408,435
                                                             ------------------
                                                                      1,910,867
                                                             ------------------
              HEALTH CARE-MEDICAL TECHNOLOGY -- 0.8%
      5,200   Cerus Corp. (c)                                           237,900
     43,400   Endocardial Solutions, Inc. (c)                           230,020
     21,150   Exelixis, Inc. (c)                                        351,513
     10,800   Trimeris, Inc. (c)                                        485,676
                                                             ------------------
                                                                      1,305,109
                                                             ------------------
              HEALTH CARE-SERVICES -- 0.5%
     20,100   First Health Group Corp. (c)                              497,274
     14,100   Mid Atlantic Med Services, Inc. (c)                       320,070
      3,100   Sunrise Assisted Living, Inc. (c)                          90,241
                                                             ------------------
                                                                        907,585
                                                             ------------------

                 See accompanying notes to financial statements.

                                       19

   SHARES     DESCRIPTION                                           VALUE(a)
================================================================================
              HOTELS & RESTAURANTS -- 1.4%
      6,000   Ameristar Casinos, Inc. (c)                    $          150,300
      8,700   California Pizza Kitchen, Inc. (c)                        215,325
     12,500   CBRL Group, Inc.                                          368,000
     19,350   Cheesecake Factory, Inc. (c)                              672,800
     60,000   Prime Hospitality Corp. (c)                               663,000
     17,100   Ruby Tuesday, Inc.                                        352,773
     95,000   Steakhouse Partners, Inc. (c)                              19,000
                                                             ------------------
                                                                      2,441,198
                                                             ------------------
              HOUSEHOLD APPLIANCES & HOME FURNISHINGS-- 0.2%
     10,000   Ethan Allen Interiors, Inc.                               415,900
                                                             ------------------
              HOUSEHOLD PRODUCTS -- 0.1%
      7,300   Oakley, Inc. (c)                                          118,698
                                                             ------------------
              INDUSTRIAL GOODS & SERVICES -- 0.2%
     74,000   Intergrated Electrical Services (c)                       378,880
                                                             ------------------
              INDUSTRIAL MACHINERY -- 0.8%
     29,700   AGCO Corp.                                                468,666
     60,000   Columbus McKinnon Corp.                                   615,000
      6,700   Flowserve Corp. (c)                                       178,287
      3,900   Roper Industries, Inc.                                    193,050
                                                             ------------------
                                                                      1,455,003
                                                             ------------------
              INSTRUMENTS -- 0.9%
     45,000   IDEXX Laboratories, Inc. (c)                            1,282,950
     23,800   Measurement Specialties, Inc. (c)                         223,958
                                                             ------------------
                                                                      1,506,908
                                                             ------------------
              INSURANCE -- 3.2%
     21,300   Annuity & Life Re Holdings                                534,843
     11,200   Brown & Brown, Inc.                                       305,760
     39,800   HCC Insurance Holdings, Inc.                            1,096,490
      7,300   IPC Holdings, Ltd.                                        216,080
      1,500   Markel Corp. (c)                                          269,475
     25,000   PMI Group, Inc.                                         1,675,250
     17,184   Radian Group, Inc.                                        738,053
     14,200   W. R. Berkley Corp.                                       762,540
                                                             ------------------
                                                                      5,598,491
                                                             ------------------
              INTERNET -- 6.0%
     40,000   Alloy Online, Inc. (c)                                    861,200
    101,800   Ariba, Inc.(c) (d)                                        627,088
    275,000   Billserv.com, Inc. (c)                                    297,275
     70,000   Chordiant Software, Inc.                                  553,700
     70,000   DigitalThink, Inc. (c)                                    756,000
     35,000   DoubleClick, Inc. (c)                                     396,900
     45,000   Entrust, Inc. (c)                                         458,550
     63,500   I-many, Inc. (c)                                          612,775
     12,700   Internet Security Systems, Inc. (c)                       407,162
     13,500   McAfee.com Corp. (c)                                      457,785
     11,100   Overture Services, Inc. (c)                               393,273
    149,100   Raindance Communications, Inc. (c)                        851,361
     40,000   RSA Security, Inc. (c)                                    698,400
     27,600   Secure Computing Corp. (c)                                567,180
      8,600   Skillsoft Corp. (c)                                       222,912
    256,200   Viewpoint Corp. (c)                                     1,744,722
     14,400   Webex Communications, Inc. (c) (d)                        357,840
      7,500   Websense, Inc. (c)                                        240,525
                                                             ------------------
                                                                     10,504,648
                                                             ------------------
              MEDICAL PRODUCTS -- 2.2%
     90,000   Conmed Corp. (c)                                        1,796,400
    165,100   Hanger Orthopedic Group, Inc. (c)                         990,600
     28,300   Oratec Interventions, Inc. (c)                            183,101
     30,000   Sybron Dental Specialties, Inc. (c)                       647,400
      7,500   Wright Med Group, Inc. (c)                                134,250
                                                             ------------------
                                                                      3,751,751
                                                             ------------------
              MEDICAL TECHNOLOGY -- 0.5%
     40,000   Covance, Inc. (c)                                         908,000
                                                             ------------------
              OIL & GAS-DRILLING EQUIPMENT -- 0.4%
     28,800   Hanover Compressor Co. (c)                                727,488
                                                             ------------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 0.6%
     18,700   Spinnaker Exploration Co. (c)                             769,692
     18,700   XTO Energy, Inc.                                          327,250
                                                             ------------------
                                                                      1,096,942
                                                             ------------------
              RADIO -- 0.8%
     11,700   Entercom Communications Corp. (c)                         585,000
     45,700   Radio One, Inc. (c)                                       823,057
                                                             ------------------
                                                                      1,408,057
                                                             ------------------
              RAILROADS & EQUIPMENT -- 1.8%
     25,000   JP Hunt Transport Services, Inc. (c)                      580,000
     15,500   Landstar Systems, Inc. (c)                              1,123,905
     50,000   Railamerica, Inc. (c)                                     723,000
     30,000   Werner Enterprises, Inc.                                  729,000
                                                             ------------------
                                                                      3,155,905
                                                             ------------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     35,000   Apex Mortgage Capital, Inc.                               393,750
     95,000   Catellus Development Corp. (c)                          1,748,000
     35,000   Trammell Crow Co. (c)                                     409,500
                                                             ------------------
                                                                      2,551,250
                                                             ------------------
              RETAIL -- 4.7%
      7,600   99 Cents Only Stores (c)                                  289,560
      8,600   American Eagle Outfitters, Inc. (c)                       225,062
    125,000   Delias Corp. (c)                                          775,000
     60,000   Gymboree Corp. (c)                                        715,800
     35,000   Hollywood Entertainment Corp. (c)                         500,150
     21,700   Hot Topic, Inc. (c)                                       681,163
     38,000   J. Jill Group, Inc. (c)                                   818,140
     18,500   Michaels Stores, Inc. (c)                                 609,575
      8,400   O'Reilly Automotive, Inc. (c)                             306,348
    125,000   Priceline.com, Inc.                                       727,500
      8,200   Rent-A-Center, Inc. (c)                                   275,274
    173,600   Shopko Stores, Inc.                                     1,649,200
      9,400   Tweeter Home Entertainment Group, Inc. (c)                272,600
      7,700   Zale Corp. (c)                                            322,476
                                                             ------------------
                                                                      8,167,848
                                                             ------------------
              RETAIL-FOOD & DRUG -- 0.7%
     25,200   AFC Enterprises, Inc. (c)                                 715,428
     20,000   United Natural Foods, Inc. (c)                            500,000
                                                             ------------------
                                                                      1,215,428
                                                             ------------------
              SOFTWARE -- 10.5%
    105,000   Acclaim Entertainment, Inc. (c)                           556,500
     18,000   Advent Software, Inc. (c)                                 899,100
     19,400   Centra Software, Inc. (c)                                 155,200
    125,000   Docent, Inc. (c)                                          396,250
      9,100   Documentum, Inc. (c)                                      197,652
     32,400   Globespan Virata, Inc. (c)                                419,580
     21,400   HNC Software, Inc. (c)                                    440,840
    320,000   iManage, Inc. (c)                                       2,524,800
     25,000   J.D. Edwards & Co. (c)                                    411,250

                 See accompanying notes to financial statements.

                                       20


    SHARES    DESCRIPTION                                           VALUE(a)
================================================================================
     12,400   Lawson Software, Inc. (c)                      $          195,300
     70,000   MatrixOne, Inc. (c)                                       909,300
     80,000   Mentor Graphics Corp. (c)                               1,885,600
     13,800   MRO Software, Inc. (c)                                    322,644
     17,300   Netegrity, Inc. (c)                                       334,928
     20,100   Netiq Corp. (c)                                           708,726
     15,600   Perot Systems Corp. (c)                                   318,552
      9,700   Precise Software Solutions, Ltd. (c)                      200,402
     30,600   Quest Software, Inc. (c)                                  676,566
     50,000   Red Hat, Inc. (c)                                         355,000
      9,700   Retek, Inc.                                               289,739
     75,000   SilverStream Software, Inc. (c)                           510,750
     75,400   Smartforce PLC (c)                                      1,866,150
    376,000   Support.com, Inc. (c)                                   2,357,520
      9,500   THQ, Inc. (c)                                             460,465
    125,000   Vitria Technology, Inc. (c)                               798,750
                                                             ------------------
                                                                     18,191,564
                                                             ------------------
              TELECOMMUNICATIONS -- 0.8%
     20,000   Aeroflex, Inc. (c)                                        378,600
    540,000   Primus Telecomm Group, Inc. (c) (d)                       351,000
     70,000   Terayon Communication Systems (c)                         578,970
                                                             ------------------
                                                                      1,308,570
                                                             ------------------
              TELECOMMUNICATION-SERVICES -- 0.7%
    230,000   Latitude Communications, Inc. (c)                         609,500
     28,900   Leap Wireless International, Inc. (c)                     606,033
                                                             ------------------
                                                                      1,215,533
                                                             ------------------
              TRANSPORTATION -- 1.5%
     10,000   Frontline, Ltd.                                           102,500
     64,200   OMI Corp. (c)                                             255,516
     10,800   Quintiles Transnational Corp. (c)                         173,340
     13,000   Roadway Express, Inc.                                     477,100
     25,000   Teekay Shipping Corp.                                     871,250
    200,000   United Shipping and Technology, Inc. (c) (d)              680,000
                                                             ------------------
                                                                      2,559,706
                                                             ------------------
              Total Common Stock
              (Identified Cost $156,307,121) ..                     169,269,875
                                                             ------------------
SHORT TERM INVESTMENTS -- 2.8%
$ 1,897,000   Repurchase Agreement with State Street Bank
              and Trust Co. dated 12/31/2001 at 1.57%
              to be repurchased at $1,897,165 on 1/02/2002,
              collateralized by $1,860,000 U.S. Treasury,
              Bond 6.000%, due 2/15/2026 valued at
              $1,939,920                                     $        1,897,000
                                                             ------------------
  1,322,000   Repurchase Agreement with  State Street Bank
              and Trust Co. dated 12/31/2001 at 0.85%
              to be repurchased at $1,322,062 on 1/02/2002,
              collateralized by $1,295,000 U.S. Treasury Note,
              4.625%, due 2/28/2003 valued at $1,348,774              1,322,000
                                                             ------------------
  1,386,000   Repurchase Agreement with  State Street Bank
              and Trust Co. dated 12/31/2001 at 0.85%
              to be repurchased at $1,386,065 on 1/02/2002,
              collateralized by $1,360,000 U.S. Treasury Note,
              4.625%, due 2/28/2003 valued at $1,416,473              1,386,000
                                                             ------------------
    239,000   Repurchase Agreement with  State Street Bank
              and Trust Co. dated 12/31/2001 at 0.85%
              to be repurchased at $239,011 on 1/02/2002,
              collateralized by $190,000 U.S. Treasury Bond,
              8.750%, due 5/15/2017 valued at $249,558                  239,000
                                                             ------------------
              Total Short Term Investments
              (Identified Cost $4,844,000)                            4,844,000
                                                             ------------------
              Total Investments -- 100.1%
              (Identified Cost $161,151,121) (b)                    174,113,875
              Other assets less liabilities                            (133,727)
                                                             ------------------
              Total Net Assets -- 100%                       $      173,980,148
                                                             ==================

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized appreciation on investments based on cost of $164,655,754 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost                                                $       28,970,598
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value.                                               (19,512,477)
                                                             ------------------
     Net unrealized appreciation                             $        9,458,121
                                                             ==================

     At December 31,2001, the Fund had a capital loss carryover of approximately $40,307,060 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.

(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2001.

                 See accompanying notes to financial statements.

Investments as of December 31, 2001

   SHARES     DESCRIPTION                                           VALUE(a)
===============================================================================
COMMON STOCK -- 96.3% OF TOTAL NET ASSETS
              ADVERTISING -- 1.4%
     86,900   Harte-Hanks, Inc.                              $        2,447,973
    320,000   The Interpublic Group of Companies, Inc.                9,452,800
     59,000   TMP Worldwide, Inc. (c)                                 2,531,100
                                                             ------------------
                                                                     14,431,873
                                                             ------------------
              AEROSPACE -- 1.0%
    196,000   Honeywell International, Inc.                           6,628,720
    108,300   Precision Castparts Corp.                               3,059,475
     34,700   Triumph Group, Inc. (c)                                 1,127,750
                                                             ------------------
                                                                     10,815,945
                                                             ------------------
              APPAREL & TEXTILES -- 0.9%
     72,900   Coach, Inc. (c)                                         2,841,642
     92,600   Jones Apparel Group, Inc. (c)                           3,071,542
     60,800   Liz Claiborne, Inc.                                     3,024,800
                                                             ------------------
                                                                      8,937,984
                                                             ------------------
              AUTOMOTIVE -- 1.4%
    430,000   Ford Motor Co.                                          6,759,600
     51,400   Harley-Davidson, Inc.                                   2,791,534
    120,600   Lear Corp. (c)                                          4,599,684
                                                             ------------------
                                                                     14,150,818
                                                             ------------------
              BANKS -- 2.9%
    199,200   Banknorth Group, Inc.                                   4,485,984
     71,700   City National Corp.                                     3,359,145
     85,600   CVB Financial Corp.                                     2,003,040
     30,700   Investors Financial Services Corp.                      2,032,647
    163,700   Mercantile Bankcorp (c)                                 2,905,675
    109,300   North Fork Bancorp, Inc.                                3,496,507
     92,000   Northern Trust Corp.                                    5,540,240
    120,000   State Street Corp.                                      6,270,000
                                                             ------------------
                                                                     30,093,238
                                                             ------------------
              BANKS & THRIFTS -- 2.1%
     76,300   Downey Financial Corp.                                  3,147,375
     50,000   Golden West Financial Corp.                             2,942,500
    209,700   New York Community Bancorp, Inc.                        4,795,839
    329,000   Washington Mutual, Inc.                                10,758,300
                                                             ------------------
                                                                     21,644,014
                                                             ------------------
              BIOTECHNOLOGY -- 2.7%
     89,700   Abgenix, Inc. (c)                                       3,017,508
    128,000   Amgen, Inc. (c)                                         7,224,320
     26,800   Enzon, Inc. (c)                                         1,508,304
     23,900   Genzyme Corp. (c)                                       1,430,654
     44,200   ICOS Corp. (c)                                          2,538,848
     39,500   IDEC Pharmaceuticals Corp. (c)                          2,722,735
     38,000   Invitrogen Corp. (c)                                    2,353,340
     24,700   Medicis Pharmaceutical Corp. (c)                        1,595,373
     70,200   Protein Design Labs, Inc. (c)                           2,302,560
    121,300   Tularik, Inc. (c)                                       2,913,626
                                                             ------------------
                                                                     27,607,268
                                                             ------------------
              BROADCASTING -- 2.3%
     60,000   Clear Channel Communications, Inc. (c)                  3,054,600
     70,400   Comcast Corp. (c)                                       2,534,400
    738,000   Liberty Media Corp. (c)                                10,332,000
    234,200   Mediacom Communications Corp. (c)                       4,276,492
    109,000   Westwood One, Inc. (c)                                  3,275,450
                                                             ------------------
                                                                     23,472,942
                                                             ------------------
              BUILDING & RELATED -- 1.0%
    416,000   Masco Corp.                                    $       10,192,000
                                                             ------------------
              BUSINESS SERVICES -- 3.6%
    279,200   Acxiom Corp. (c)                                        4,877,624
    550,000   Cendant Corp. (c)                                      10,785,500
    178,600   Concord EFS, Inc. (c)                                   5,854,508
     68,100   CSG Systems International, Inc. (c)                     2,754,645
     77,800   Maximus, Inc. (c)                                       3,272,268
    153,300   National Processing, Inc. (c)                           4,982,250
     66,800   Sabre Group Holdings, Inc. (c)                          2,828,980
     74,100   Viad Corp.                                              1,754,688
                                                             ------------------
                                                                     37,110,463
                                                             ------------------
              CHEMICALS -- 0.9%
    217,900   Engelhard Corp.                                         6,031,472
     72,900   Valspar Corp.                                           2,886,840
                                                             ------------------
                                                                      8,918,312
                                                             ------------------
              CHEMICALS-SPECIALTY -- 0.4%
     47,300   Cabot Microelectronics Corp. (c)                        3,748,525
                                                             ------------------
              COMMUNICATION EQUIPMENT -- 0.3%
     62,200   CIENA Corp. (c)                                           890,082
     65,000   UTStarcom, Inc. (c)                                     1,852,500
                                                             ------------------
                                                                      2,742,582
                                                             ------------------
              COMMUNICATION SERVICES -- 1.9%
    161,000   Electronic Data Systems Corp.                          11,036,550
     58,800   L-3 Communications Holding, Inc. (c)                    5,292,000
     91,700   Polycom, Inc. (c)                                       3,124,219
      5,700   Rogers Communication, Inc. (c)                             97,082
                                                             ------------------
                                                                     19,549,851
                                                             ------------------
              COMPUTER NETWORKING -- 1.1%
    136,600   Brocade Communications Systems, Inc. (c)                4,524,192
    560,900   Enterasys Networks, Inc. (c)                            4,963,965
     96,300   Juniper Networks, Inc. (c)                              1,824,885
                                                             ------------------
                                                                     11,313,042
                                                             ------------------
              COMPUTER SOFTWARE & SERVICES -- 0.4%
     35,700   Affiliated Computer Services, Inc. (c)                  3,788,841
                                                             ------------------
              COMPUTERS & BUSINESS EQUIPMENT -- 1.7%
     99,500   VERITAS Software Corp. (c)                              4,460,585
  1,276,000   Xerox Corp.                                            13,295,920
                                                             ------------------
                                                                     17,756,505
                                                             ------------------
              CONGLOMERATES -- 0.4%
    180,200   Allete, Inc.                                            4,541,040
                                                             ------------------
              CONSTRUCTION -- 0.2%
     55,721   D.R. Horton, Inc.                                       1,808,704
                                                             ------------------
              CONSUMER GOODS & SERVICES -- 1.8%
    289,000   H & R Block, Inc.                                      12,918,300
    306,000   Mattel, Inc.                                            5,263,200
                                                             ------------------
                                                                     18,181,500
                                                             ------------------
              CONTAINERS & PACKAGING -- 0.7%
    227,000   Packaging Corporation of America (c)                    4,120,050
     52,900   Temple-Inland, Inc.                                     3,001,017
                                                             ------------------
                                                                      7,121,067
                                                             ------------------
              DRUGS & HEALTHCARE -- 4.9%
     37,000   Allergan, Inc.                                          2,776,850
    159,100   Alpharma, Inc.                                          4,208,195
     54,500   Biovaile Corp. (c) (d)                                  3,065,625
     31,700   Cephalon, Inc. (c)                                      2,396,044
     77,200   Forest Laboratories, Inc. (c)                           6,326,540

                 see accompanying notes to financial statements.

                                       22

   SHARES     DESCRIPTION                                           VALUE(a)
===============================================================================
     88,000   King Pharmaceuticals, Inc. (c)                 $        3,707,440
    174,300   Merck & Co.                                            10,248,840
     48,800   Mylan Laboratories, Inc.                                1,830,000
    210,000   Pfizer, Inc.                                            8,368,500
    205,500   Quintiles Transnational Corp. (c)                       3,298,275
     33,700   Sepracor, Inc. (c)                                      1,922,922
     34,000   Varian Medical Systems, Inc. (c)                        2,422,840
                                                             ------------------
                                                                     50,572,071
                                                             ------------------
              EDUCATION -- 0.2%
     72,800   Apollo Group, Inc. (c)                                  2,372,552
                                                             ------------------
              ELECTRIC UTILITIES -- 1.9%
    115,600   Alliant Energy Corp.                                    3,509,616
     79,800   Cinergy Corp.                                           2,667,714
    143,600   Energy East Corp.                                       2,726,964
     87,300   Questar Corp.                                           2,186,865
    175,000   TXU Corp.                                               8,251,250
                                                             ------------------
                                                                     19,342,409
                                                             ------------------
              ELECTRICAL EQUIPMENT -- 0.3%
    129,900   Avnet, Inc.                                             3,308,553
                                                             ------------------
              ELECTRONICS -- 0.4%
     79,600   Amphenol Corp. (c)                                      3,824,780
                                                             ------------------
              ENTERTAINMENT -- 0.2%
     25,300   International Game Technology (c)                       1,727,990
                                                             ------------------
              FINANCIAL SERVICES -- 4.7%
     88,000   American Express Co.                                    3,140,720
     57,800   AmeriCredit Corp. (c)                                   1,823,590
    106,000   Fannie Mae                                              8,427,000
    144,600   Freddie Mac                                             9,456,840
     90,300   Metris Companies, Inc.                                  2,321,613
     67,100   The New Dun and Bradstreet Corp.                        2,368,630
    492,000   US Bancorp                                             10,297,560
     29,200   USA Education, Inc.                                     2,453,384
    190,000   Wells Fargo & Co.                                       8,255,500
                                                             ------------------
                                                                     48,544,837
                                                             ------------------
              FOOD & BEVERAGES -- 4.3%
     84,000   Anheuser-Busch Companies, Inc.                          3,797,640
     71,800   Aramark Corp. (c)                                       1,931,420
     61,300   Corn Products International, Inc.                       2,160,825
    101,000   General Mills, Inc.                                     5,253,010
    220,000   H.J. Heinz Co.                                          9,046,400
    146,900   Hormel Foods Corp.                                      3,947,203
    102,000   Kraft Foods, Inc.                                       3,471,060
    202,000   PepsiCo, Inc.                                           9,835,380
    130,300   Suprema Specialties, Inc. (c) (e)                       1,185,730
     62,000   Unilever NV (c)                                         3,571,820
                                                             ------------------
                                                                     44,200,488
                                                             ------------------
              FOOD-RETAILERS/WHOLESALERS -- 0.3%
    103,000   Sysco Corp.                                             2,700,660
                                                             ------------------
              GAS & PIPELINE UTILITIES -- 0.3%
    114,600   MDU Resources Group, Inc.                               3,225,990
                                                             ------------------
              HEALTH CARE-PRODUCTS -- 0.2%
    273,700   Water Pik Tech, Inc. (c)                                2,378,453
                                                             ------------------
              HOTELS & RESTAURANTS -- 2.6%
    188,900   Fairmont Hotels Resorts, Inc.                           4,514,710
    212,000   Park Place Entertainment Corp. (c)                      1,944,040
    317,000   Starwood Hotels & Resorts Worldwide, Inc.               9,462,450
    226,900   Tricon Global Restaurants, Inc. (c)                    11,163,480
                                                             ------------------
                                                                     27,084,680
                                                             ------------------
              HOUSEHOLD APPLIANCES & HOME FURNISHINGS-- 3.1%
    398,800   Fortune Brands, Inc.                                   15,788,492
    151,800   Leggett & Platt, Inc.                                   3,491,400
     78,500   Mohawk Industries, Inc. (c)                             4,308,080
    295,000   Newell Rubbermaid, Inc.                                 8,133,150
                                                             ------------------
                                                                     31,721,122
                                                             ------------------
              HOUSEHOLD PRODUCTS -- 1.2%
     60,000   Colgate-Palmolive Co.                                   3,465,000
    142,000   Johnson & Johnson, Inc.                                 8,392,200
                                                             ------------------
                                                                     11,857,200
                                                             ------------------
              INSURANCE -- 3.4%
     90,000   American International Group, Inc.                      7,146,000
    150,700   Annuity & Life Re (Holdings) Ltd.                       3,784,077
     52,000   Arthur J. Gallagher & Co.                               1,793,480
    101,200   John Hancock Financial Services, Inc.                   4,179,560
    171,000   Lincoln National Corp., Inc.                            8,305,470
     39,900   Marsh & McLennan Co., Inc.                              4,287,255
    137,500   Old Republic International Co.                          3,851,375
     60,000   Willis Group Holdings Ltd. (c)                          1,413,000
                                                             ------------------
                                                                     34,760,217
                                                             ------------------
              INTERNET -- 0.0%
          2   Riverstone Networks, Inc. (c)                                  33
                                                             ------------------
              INVESTMENT BANKING/BROKERAGE -- 1.1%
     77,900   Moody's Corp.                                           3,105,094
     67,000   Morgan Stanley Dean Witter & Co.                        3,747,980
     47,000   The Goldman Sachs Group, Inc.                           4,359,250
                                                             ------------------
                                                                     11,212,324
                                                             ------------------
              INVESTMENT COMPANIES -- 1.0%
    148,600   Federated Investors, Inc.                               4,737,368
     81,600   Labranche & Co., Inc.                                   2,811,936
    128,700   MCG Capital Corp.                                       2,290,860
                                                             ------------------
                                                                      9,840,164
                                                             ------------------
              MANUFACTURING -- 1.6%
     77,200   Cooper Industries, Inc.                                 2,695,824
     78,300   ESCO Technologies, Inc.                                 2,700,567
     47,000   Illinois Tool Works, Inc.                               3,182,840
     23,500   Roper Industries                                        1,163,250
     32,400   SPX Corp. (c)                                           4,435,560
    143,000   Wabtec                                                  1,758,900
                                                             ------------------
                                                                     15,936,941
                                                             -----------------
              MEDIA & ENTERTAINMENT -- 0.5%
    241,100   Walt Disney Co.                                         4,995,592
                                                             ------------------
              MEDICAL PRODUCTS -- 2.4%
    130,400   Apogent Technologies, Inc. (c)                          3,364,320
    133,600   Beckman Coulter, Inc.                                   5,918,480
     54,000   Cooper Companies. (c)                                   2,698,920
    121,000   Cytyc Corp. (c)                                         3,158,100
    117,000   Guidant Corp. (c)                                       5,826,600
    156,400   Sybron Dental Specialties, Inc. (c)                     3,375,112
                                                             ------------------
                                                                     24,341,532
                                                             ------------------
              MEDICAL SERVICES -- 1.2%
     61,400   Anthem, Inc.                                            3,039,300
     49,600   Laboratory Corp. (c)                                    4,010,160
    145,700   Manor Care, Inc. (c)                                    3,454,547
     49,600   Universal Health Services, Inc.                         2,121,888
                                                             ------------------
                                                                     12,625,895
                                                             ------------------
              MINING -- 0.1%
     51,142   Fording, Inc.                                             913,908
                                                             ------------------

                 See accompanying notes to financial statements.

                                       23

   SHARES     DESCRIPTION                                           VALUE(a)
===============================================================================
              MULTIMEDIA -- 1.8%
    295,000   AOL Time Warner, Inc. (c)                      $        9,469,500
    114,300   Gemstar-TV Guide International, Inc. (c)                3,166,110
    129,900   Viacom, Inc. (c)                                        5,735,085
                                                             ------------------
                                                                     18,370,695
                                                             ------------------
              NETWORK SYSTEMS -- 0.3%
     97,700   Network Appliance, Inc. (c)                             2,136,699
    173,200   ONI Systems Corp. (c)                                   1,085,964
                                                             ------------------
                                                                      3,222,663
                                                             ------------------
              OFFICE EQUIPMENT & SUPPLIES -- 0.4%
     78,300   Avery Dennison Corp.                                    4,426,299
                                                             ------------------
              OIL & GAS-DRILLING & EQUIPMENT -- 0.3%
    110,200   ENSCO International, Inc.                               2,738,470
                                                             ------------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 2.2%
     30,200   Anadarko Petroleum Corp.                                1,716,870
    190,000   Burlington Resources, Inc.                              7,132,600
    265,000   Conoco, Inc.                                            7,499,500
     42,600   GlobalSantaFe Corp.                                     1,214,952
     56,100   Nabors Industries, Inc. (c)                             1,925,913
     75,787   PanCanadian Energy Corp.                                1,970,462
     95,800   Vintage Petroleum, Inc.                                 1,384,310
                                                             ------------------
                                                                     22,844,607
                                                             ------------------
              OIL SERVICES -- 0.3%
     77,700   Baker Hughes, Inc.                                      2,833,719
                                                             ------------------
              PAPER -- 0.2%
     64,200   Boise Cascade Corp.                                     2,183,442
                                                             ------------------
              PUBLISHING -- 2.9%
     95,000   Gannett Co.                                             6,386,850
    148,200   Knight-Ridder, Inc.                                     9,622,626
    134,600   Lamar Advertising Co. (c)                               5,698,964
    108,200   R. H. Donnelley Corp. (c)                               3,143,210
    109,800   Readers Digest Association, Inc.                        2,534,184
    110,300   Wiley, John & Son, Inc.                                 2,540,209
                                                             ------------------
                                                                     29,926,043
                                                             ------------------
              RAILROADS & EQUIPMENT -- 0.2%
    120,300   Canadian Pacific Railway Ltd.                           2,345,850
                                                             ------------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.3%
     75,900   Boston Properties, Inc.                                 2,884,200
     93,600   CarrAmerica Realty Corp.                                2,817,360
    144,500   Istar Financial, Inc.                                   3,605,275
    124,300   Liberty Property Trust                                  3,710,355
                                                             ------------------
                                                                     13,017,190
                                                             ------------------
              RETAIL -- 7.1%
     47,700   Best Buy Co., Inc. (c)                                  3,552,696
    105,000   Blockbuster, Inc.                                       2,646,000
    301,000   CVS Corp.                                               8,909,600
     88,400   Dollar Tree Stores, Inc.                                2,732,444
     47,000   Family Dollar Stores, Inc.                              1,409,060
    415,000   Gap, Inc. (c)                                           5,785,100
    100,000   Kohl's Corp. (c)                                        7,044,000
    429,000   Kroger Co. (c)                                          8,953,230
    255,800   Lowe's Companies, Inc.                                 11,871,678
     32,200   Michaels Stores, Inc. (c)                               1,060,990
     30,100   Ross Stores, Inc.                                         965,608
    168,000   Target Corp.                                            6,896,400
    190,000   Wal-Mart Stores, Inc.                                  10,934,500
                                                             ------------------
                                                                     72,761,306
                                                             ------------------
              RETAIL-SPECIALTY -- 3.5%
     67,600   AnnTaylor Stores Corp. (c)                              2,366,000
    175,000   Bed Bath & Beyond, Inc. (c)                             5,932,500
    186,000   Home Depot, Inc.                                        9,487,860
    175,000   Safeway, Inc. (c)                                       7,306,250
    162,400   SUPERVALU, Inc.                                         3,592,288
    108,100   The Men's Wearhouse, Inc. (c)                           2,232,265
    118,800   Zale Corp. (c)                                          4,975,344
                                                             ------------------
                                                                     35,892,507
                                                             ------------------
              SEMICONDUCTOR-ELECTRONICS -- 3.3%
    125,000   Conexant Systems, Inc. (c)                              1,795,000
     99,500   Cree Research, Inc. (c)                                 2,931,270
    356,800   Entergris, Inc. (c)                                     3,910,528
     73,000   Flextronics International, Ltd. (c)                     1,751,270
     76,200   Intersil Holding Corp. (c)                              2,457,450
     71,300   KLA-Tencor Corp. (c)                                    3,533,628
    137,200   Lattice Semiconductor Corp. (c)                         2,822,204
    121,600   Marvell Technology Group, Ltd. (c)                      4,355,712
     54,200   Maxim Integrated Products, Inc. (c)                     2,846,042
     36,700   Microchip Technology, Inc. (c)                          1,421,758
     73,300   QLogic Corp. (c)                                        3,262,583
     67,800   Semtech Corp. (c)                                       2,419,782
                                                             ------------------
                                                                     33,507,227
                                                             ------------------
              SEMICONDUCTOR-EQUIPMENT -- 0.1%
     25,400   Varian Semiconductor Equipment
                Associates, Inc. (c)                                    878,586
                                                             ------------------
              SOFTWARE -- 3.0%
     71,300   Check Point Software Technolgies, Ltd.                  2,844,157
     79,100   Internet Security Systems, Inc.                         2,535,946
     83,000   Intuit, Inc. (c)                                        3,550,740
     95,500   Mercury Interactive Corp. (c)                           3,245,090
    136,400   Network Associates, Inc. (c)                            3,525,940
     60,000   NVIDIA Corp. (c)                                        4,014,000
     64,400   Overture Services, Inc. (c)                             2,281,692
    110,800   Quest Software, Inc. (c)                                2,449,788
    105,200   Siebel Systems, Inc. (c)                                2,943,496
    189,400   TIBCO Software, Inc. (c)                                2,827,742
    117,300   Tyler Technologies, Inc. (c)                              533,715
                                                             ------------------
                                                                     30,752,306
                                                             ------------------
              TELECOMMUNICATIONS -- 3.4%
    147,800   Advanced Fibre Communications, Inc.                     2,611,626
    580,000   AT&T Corp.                                             10,521,200
     50,000   CenturyTel, Inc.                                        1,640,000
    360,000   Motorola, Inc.                                          5,407,200
    254,100   Nextel Communications, Inc. (c)                         2,784,936
     87,500   RF Micro Devices, Inc. (c)                              1,682,625
     56,900   Rogers Corp. (c)                                        1,724,070
    407,000   Sprint Corp.                                            8,172,560
                                                             ------------------
                                                                     34,544,217
                                                             ------------------
              TELECOMMUNICATIONS-EQUIPMENT -- 0.7%
    460,000   General Motors Corp., Class H
                (Hughes Electronics Corp.)                            7,107,000
                                                             ------------------
              TRANSPORTATION -- 0.3%
    103,700   GATX Corp.                                              3,372,324
                                                             ------------------
              Total Common Stock
              (Identified Cost $896,476,000)                        986,139,356
                                                             ------------------

                 See accompanying notes to financial statements.

                                       24

   PRINCIPAL
    AMOUNT    DESCRIPTION                                           VALUE(a)
===============================================================================
SHORT TERM INVESTMENTS -- 4.0%
$ 4,699,000   Tyco Capital Corp., 1.620%, 01/02/2002         $        4,698,789
                                                             ------------------
 20,269,000   Repurchase Agreement with State Street Bank
              and Trust Co. dated 12/31/2001 at 1.57% to be
              repurchased at $20,270,768 on 1/02/2002,
              collateralized by $19,825,000 U.S. Treasury
              Bond,6.00%, due 2/15/2026 valued at $20,676,841        20,269,000
                                                             ------------------
 14,821,000   Repurchase Agreement with State Street Bank and
              Trust Co. dated 12/31/2001 at 0.85% to be
              repurchased at $14,821,700 on 1/02/2002,
              collateralized by $14,495,000 U.S. Treasury
              Bond,6.00%, due 2/15/2026 valued at $15,117,821        14,821,000
                                                             ------------------
  1,658,000   Repurchase Agreement with State Street Bank and
              Trust Co. dated 12/31/2001 at 0.85% to be
              repurchased at $1,658,078 on 1/02/2002,
              collateralized by $1,625,000 U.S. Treasury
              Bond,6.00%, due 2/15/2026 valued at $1,694,823          1,658,000
                                                             ------------------
              Total Short Term Investments
              (Identified Cost $41,446,693)                          41,446,789
                                                             ------------------
              Total Investments -- 100.3%
              (Identified Cost $937,922,693) (b)                  1,027,586,145
              Other assets less liabilities                         (3,351,691)
                                                             ------------------
              Total Net Assets -- 100%                       $    1,024,234,454
                                                             ==================

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized appreciation on investments based on cost of $943,763,638 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost      $      120,729,301
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value             (36,906,794)
                                                             -------------------
     Net unrealized appreciation                             $       83,822,507
                                                             ===================

     At December 31,2001, the Fund had a capital loss carryover of approximately $260,667,552 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2001.
(e) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                 See accompanying notes to financial statements.

    SHARES    DESCRIPTION                                           VALUE(a)
===============================================================================
COMMON STOCK -- 99.4% OF TOTAL NET ASSETS
              ADVERTISING -- 0.7%
     28,375   The Interpublic Group of Companies, Inc. (d)   $          838,198
                                                             ------------------
              AEROSPACE -- 1.5%
      3,500   Engineered Support Systems, Inc.                          119,735
     30,750   Honeywell International, Inc.                           1,039,965
      6,500   Lockheed Martin Corp.                                     303,355
      2,700   Northrop Grumman Corp.                                    272,187
                                                             ------------------
                                                                      1,735,242
                                                             ------------------
              AEROSPACE/DEFENSE -- 0.5%
     25,000   Titan Corp. (c)                                           623,750
                                                             ------------------
              AIRLINES -- 0.5%
     60,000   AirTran Holdings, Inc. (c)                                396,000
     12,500   Frontier Airlines, Inc.                                   212,500
                                                             ------------------
                                                                        608,500
                                                             ------------------
              AUTOMOTIVE -- 0.6%
     30,000   Fleetwood Enterprises, Inc. (d)                           339,900
      5,900   Harley-Davidson, Inc.                                     320,429
                                                             ------------------
                                                                        660,329
                                                             ------------------
              BANKS -- 1.8%
     12,750   Citigroup, Inc.                                           643,620
     10,600   Financial Institutions, Inc.                              248,040
      3,600   Mississippi Valley Bankshares, Inc.                       141,120
     14,550   Regions Financial Corp. (d)                               435,627
     11,175   State Street Corp. (d)                                    583,894
                                                             ------------------
                                                                      2,052,301
                                                             ------------------
              BIOTECHNOLOGY -- 5.7%
     24,300   Amgen, Inc. (c)                                         1,371,492
     66,250   Arena Pharmaceuticals, Inc. (c)                           796,987
      7,200   Genetech, Inc. (c)                                        390,600
     20,500   Genzyme Corp. (c) (d)                                   1,227,130
      3,200   ICOS Corp. (c)                                            183,808
      4,800   IDEC Pharmaceuticals Corp. (c)                            330,864
     42,500   Novavax, Inc. (c)                                         599,250
     58,000   Regeneration Tech, Inc. (c)                               591,020
     29,175   Serologicals Corp. (c)                                    627,263
     43,125   Xoma, Ltd. (c)                                            424,781
                                                             ------------------
                                                                      6,543,195
                                                             -------------------
              BROADCASTING -- 1.1%
     14,300   Charter Communications, Inc. (c)                          234,949
     12,900   Fox Entertainment Group, Inc. (c)                         342,237
      6,800   Univision Communications, Inc. (c)                        275,128
     13,900   USA Networks, Inc. (c)                                    379,609
                                                             ------------------
                                                                      1,231,923
                                                             ------------------
              BUSINESS SERVICES -- 2.9%
     19,050   Coinstar, Inc. (c)                                        476,250
     16,200   Concord EFS, Inc. (c)                                     531,036
      7,300   First Data Corp.                                          572,685
      7,700   Fiserv, Inc. (c)                                          325,864
     12,900   United Stationers, Inc. (c)                               434,085
    153,400   Viewpoint Corp. (c)                                     1,044,654
                                                             ------------------
                                                                      3,384,574
                                                             ------------------
              CHEMICALS -- 1.0%
     37,500   Airgas, Inc. (c)                                          567,000
     20,625   International Flavours & Fragrances, Inc.                 612,769
                                                             ------------------
                                                                      1,179,769
                                                             ------------------
CHEMICALS-SPECIALTY -- 0.2%
      3,400   Cabot Microelectronics Corp. (c)                          269,450
                                                             ------------------
              COMMUNICATION SERVICES -- 2.5%
     45,500   AT&T Wireless Services, Inc. (c)                          653,835
      6,900   L-3 Communications Holding, Inc. (c)                      621,000
     14,900   Polycom, Inc. (c)                                         507,643
     23,900   Sprint Corp. (PCS Group) (c)                              583,399
     21,300   Telecorp Pcs, Inc. (c)                                    265,611
      7,900   Western Wireless Corp. (c)                                223,175
                                                             ------------------
                                                                      2,854,663
                                                             ------------------
              COMPUTER NETWORKING -- 0.3%
     15,000   F5 Networks, Inc. (c) (d)                                 323,100
                                                             ------------------
              COMPUTER SOFTWARE -- 0.3%
     11,800   Computer Associates International, Inc.                   406,982
                                                             ------------------
              COMPUTER SOFTWARE & SERVICES -- 4.6%
      3,300   Affiliated Computer Services, Inc. (c)                    350,229
     16,700   Compuware Corp.                                           196,893
     21,900   Extreme Networks, Inc. (c)                                282,510
    113,725   iManage, Inc. (c) (d)                                     897,290
     31,500   Intergraph Corp. (c)                                      432,810
    109,400   Oracle Corp. (c)                                        1,510,814
     18,500   Peregrine Systems, Inc. (c)                               274,355
     15,000   SkilSoft Corp. (c) (d)                                    388,800
      9,900   VeriSign, Inc. (c)                                        376,596
     31,875   Verity, Inc. (c) (d)                                      645,469
                                                             ------------------
                                                                      5,355,766
                                                             ------------------
              COMPUTER PERIPHERALS -- 1.0%
     71,225   EMC Corp. (c)                                             957,264
     10,300   Storage Technology Corp. (c)                              212,901
                                                             ------------------
                                                                      1,170,165
                                                             ------------------
              COMPUTERS & BUSINESS EQUIPMENT-- 4.8%
     80,400   Cisco Systems, Inc. (c)                                 1,456,044
     54,600   Dell Computer Corp. (c)                                 1,484,028
      8,200   International Business Machines Corp.                     991,872
     14,600   MIPS Technologies, Inc. (c)                               116,508
     10,500   Novellus Systems, Inc.                                    414,225
     61,500   Sun Microsystems, Inc. (c)                                756,450
      7,000   VERITAS Software Corp. (c)                                313,810
                                                             ------------------
                                                                      5,532,937
                                                             ------------------
              CONSUMER FINANCE -- 0.6%
     15,000   Radian Group, Inc.                                        644,250
                                                             ------------------
              CONSUMER GOODS & SERVICES -- 0.8%
      6,900   H&R Block, Inc.                                           308,430
      8,200   Procter & Gamble Co.                                      648,866
                                                                        957,296
                                                             ------------------
              CONSUMER-JEWELERY/NOVELTY/GIFTS -- 0.3%
     18,750   Oakley, Inc. (c) (d)                                      304,875
                                                             ------------------
              CONTAINERS & PACKAGING -- 0.3%
      4,500   Ball Corp.                                                318,150
                                                             ------------------
              DRUGS & HEALTHCARE -- 11.4%
      3,800   Abbott Laboratories                                       211,850
      6,300   AmerisourceBergen Corp.                                   400,365
      3,800   Barr Laboratories, Inc. (c)                               301,568
      7,700   Baxter International, Inc.                                412,951
      8,100   Biovail Corp. (c)                                         455,625
     13,900   Bristol-Myers Squibb Co.                                  708,900
     10,000   Cardinal Health, Inc.                                     646,600

                 See accompanying notes to financial statements.

                                       26


    SHARES    DESCRIPTION                                           VALUE(a)
===============================================================================
     15,400   Caremark Rx, Inc. (c)                          $          251,174
      3,600   Cephalon, Inc. (c)                                        272,106
     25,000   Connetics Corp. (c)                                       297,500
     11,625   Cubist Pharmaceuticals, Inc. (c) (d)                      418,035
      3,900   Eli Lilly & Co. (d)                                       306,306
     33,750   Endo Pharmaceuticals Holdings, Inc. (c)                   393,862
     10,100   Forest Laboratories, Inc. (c)                             827,695
      4,000   Gilead Sciences, Inc. (c)                                 262,880
     15,000   Interneuron Pharmaceuticals (c)                           166,350
      5,700   King Pharmaceuticals, Inc. (c)                            240,141
     16,825   Medtronic, Inc. (d)                                       861,608
     20,400   Merck & Co.                                             1,199,520
      6,300   Mylan Labs, Inc.                                          236,250
     64,075   Pfizer, Inc.                                            2,553,389
     29,600   Schering-Plough Corp.                                   1,059,976
     12,800   Serono SA (ADR)                                           284,032
      7,000   Stryker Corp. (c)                                         408,590
                                                             ------------------
                                                                     13,177,273
                                                             ------------------
              EDUCATION -- 0.4%
      6,700   Apollo Group, Inc. (c)                                    301,567
      3,100   Career Education Corp. (c)                                106,268
                                                             ------------------
                                                                        407,835
                                                             ------------------
              ELECTRICAL EQUIPMENT -- 0.7%
    154,650   Capstone Turbine Corp. (c)                                836,657
                                                             ------------------
              ELECTRONICS -- 0.8%
      7,500   Agilent Technologies, Inc. (c)                            213,825
      4,000   Lam Research Corp. (c)                                     92,880
      3,300   Powell Industries, Inc. (c)                                61,941
     11,400   Sanmina Corp. (c)                                         226,860
      2,800   Varian Medical Systems, Inc.                              199,528
      1,900   Woodward Governor Co.                                     110,675
                                                             ------------------
                                                                        905,709
                                                             ------------------
              ELECTRONICS-SEMICONDUCTORS -- 0. %
      3,400   Celestica, Inc. (c)                                       137,326
                                                             ------------------
              ENTERTAINMENT -- 0.9%
     11,250   4 Kids Entertainment, Inc. (c) (d)                        225,337
      5,100   International Game Technology (c)                         348,330
     35,000   Scientific Games Corp. (c) (d)                            306,250
     16,300   Station Casinos, Inc.                                     182,397
                                                             ------------------
                                                                      1,062,314
                                                             ------------------
              ENGINEERING-RESEARCH & DEVELOPMENT -- 0.4%
      7,000   Jacobs Engineering Group, Inc. (c) (d)                    462,000
                                                             ------------------
              FINANCIAL SERVICES -- 1.1%
      3,200   Freddie Mac                                               209,280
      5,300   MBNA Corp.                                                186,560
      7,100   Synovus Financial Corp.                                   177,855
      7,300   Triad Guaranty, Inc. (c)                                  264,771
      4,900   USA Education, Inc.                                       411,698
                                                             ------------------
                                                                      1,250,164
                                                             ------------------
              FOOD & BEVERAGES -- 1.5%
      3,200   Dean Foods Co. (c)                                        218,240
     11,800   Pepsi Bottling Group, Inc.                                277,300
     25,700   PepsiCo, Inc.                                           1,251,333
                                                             ------------------
                                                                      1,746,873
                                                             ------------------
              FOOD-RETAILERS/WHOLESALERS -- 0.5%
     15,000   Performance Food Group Co. (c) (d)                        527,550
                                                             ------------------
              GAS & PIPELINE UTILITIES -- 0.7%
     18,975   El Paso Corp.                                             846,475
                                                             ------------------
              HEALTH CARE-SERVICES -- 0.4%
     24,300   Health Management Associates, Inc.                        447,120
                                                             ------------------

              HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 0.7%
     27,000   Clayton Homes, Inc.                                       461,700
      4,500   Ryland Group, Inc.                                        329,400

                                                             ------------------
                                                                        791,100
                                                             ------------------
              HOUSEHOLD PRODUCTS -- 0.6%
     10,800   Johnson & Johnson, Inc.                                   638,280
                                                             ------------------
              HOUSING & BUILDING MATERIALS -- 0.3%
     13,500   Dal-Tile International, Inc. (c)                          313,875
                                                             ------------------
              INDUSTRIAL GOODS & SERVICES-- 0.3%
      7,500   PerkinElmer, Inc.                                         262,650
      2,500   Pitney Bowes, Inc.                                         94,025
                                                             ------------------
                                                                        356,675
                                                             ------------------
              INDUSTRIAL MACHINERY -- 0.2%
     11,600   AGCO Corp.                                                183,048
      2,700   Donaldson Co., Inc.                                       104,868
                                                             ------------------
                                                                        287,916
                                                             ------------------
              INDUSTRIAL SERVICES -- 0.3%
     14,200   Oceaneering International, Inc. (c)                       314,104
                                                             ------------------
              INSURANCE -- 1.5%
     16,500   American International Group, Inc. (d)                  1,310,100
      3,300   Arthur J. Gallagher & Co.                                 113,817
      6,000   W. R. Berkley Corp.                                       322,200

                                                                      1,746,117
                                                             ------------------
              INTERNET -- 3.3%
     46,550   DigitalThink, Inc. (c)                                    502,740
     58,800   MatrixOne, Inc. (c)                                       763,812
     37,000   Openwave Systems, Inc. (c)                                362,230
     41,500   SonicWALL, Inc. (c) (d)                                   806,760
    225,050   Support.com, Inc. (c) (d)                               1,411,063
                                                             ------------------
                                                                      3,846,605
                                                             ------------------
              INVESTMENT BANKING/BROKERAGE -- 0.6%
     13,125   Merrill Lynch & Co., Inc. (d)                             684,075
                                                             ------------------
              MANUFACTURING-DIVERSIFIED -- 2.6%
     53,300   General Electric Co.                                    2,136,264
     14,250   Tyco International, Ltd. (d)                              839,325
                                                             ------------------
                                                                      2,975,589
                                                             ------------------
              MEDIA & ENTERTAINMENT -- 0.2%
     13,400   Walt Disney Co.                                           277,648
                                                             ------------------
              MEDICAL PRODUCTS -- 0.2%
      6,000   Guidant Corp. (c)                                         298,800
                                                             ------------------
              MEDICAL PRODUCTS & SUPPLIES -- 0.8%
      8,925   DENTSPLY International, Inc.                              448,035
      3,900   Intermune, Inc. (c)                                       192,114
      4,500   Landauer, Inc.                                            152,325
      2,300   McKesson Corp.                                             86,020
                                                             ------------------
                                                                        878,494
                                                             ------------------
              MEDICAL SERVICES -- 4.4%
     10,688   American Healthcorp, Inc. (d)                             341,375
      5,400   American Home Products Corp.                              331,344
     75,000   BriteSmile, Inc. (d)                                      375,000
      9,300   Cytyc Corp. (c)                                           242,730
     22,500   Eclipsys Corp. (c)                                        376,875
     10,700   Laboratory Corp. (c) (d)                                  865,095
      3,600   Mettler Toledo International, Inc.                        186,660
     10,650   Patterson Dental Co. (c) (d)                              435,904
      5,000   Quest Diagnostics, Inc. (c)                               358,550
      5,800   St. Jude Medical, Inc. (c)                                450,370

                 See accompanying notes to financial statements.

                                       27

    SHARES    DESCRIPTION                                           VALUE(a)
===============================================================================

      6,500   Techne Corp. (c)                               $          239,525
      7,500   Tenet Healthcare Corp. (c) (d)                            440,400
      6,000   UnitedHealth Group, Inc. (c)                              424,620
                                                             ------------------
                                                                      5,068,448
                                                             ------------------
              MINING -- 0.3%
     14,100   Shaw Group, Inc.                                          331,350
                                                             ------------------
              MULTIMEDIA -- 1.4%
     42,700   AOL Time Warner, Inc. (c)                               1,370,670
     10,100   Cablevision Systems Corp. (c)                             249,470
                                                             ------------------
                                                                      1,620,140
                                                             ------------------
              OIL & GAS-DRILLING EQUIPMENT -- 0.4%
     23,000   National-Oilwell, Inc. (c) (d)                            474,030
                                                             ------------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 0.5%
      3,600   Murphy Oil Corp.                                          302,544
     11,250   Patterson-UTI Energy, Inc. (d)                            262,238
                                                             ------------------
                                                                        564,782
                                                             ------------------
              OIL SERVICES -- 1.2%
     27,600   BJ Services Co. (c) (d)                                   895,620
      4,100   Carbo Ceramics, Inc.                                      160,556
     38,000   Key Energy Group (c)                                      349,600
                                                             ------------------
                                                                      1,405,776
                                                             ------------------
              POLLUTION CONTROL -- 0.3%
      9,900   Waste Management, Inc.                                    315,909
                                                             ------------------
              PROPERTY & CASUALTY INSURANCE -- 0.2%
      7,100   ACE, Ltd.                                                 285,065
                                                             ------------------
              PUBLISHING -- 0.5%
     13,000   Lamar Advertising Co. (c)                                 550,420
                                                             ------------------
              RAILROADS & EQUIPMENT -- 1.2%
     31,250   Railamerica, Inc. (c) (d)                                 451,875
      9,000   Roadway Corp.                                             330,300
     26,750   Werner Enterprises, Inc.                                  650,025
                                                             ------------------
                                                                      1,432,200
                                                             ------------------
              RESTAURANTS -- 0.5%
     15,000   Applebee's International, Inc. (d)                        513,000
      2,800   Darden Restaurants, Inc.                                   99,120
                                                             ------------------
                                                                        612,120
                                                             ------------------
              RETAIL -- 6.5%
      4,000   99 Cents Only Stores (c)                                  152,400
      1,600   Autozone, Inc. (c)                                        114,880
      3,700   Best Buy Co., Inc. (c)                                    275,576
      7,500   BJ's Wholesale Club (c)                                   330,750
     12,200   Blockbuster, Inc.                                         307,440
      8,400   Costco Wholesale Corp. (c)                                372,792
      3,800   eBay, Inc. (c)                                            254,220
     12,500   Foot Locker, Inc.                                         195,625
     22,500   Hollywood Entertainment Corp. (c) (d)                     321,525
     31,600   Home Depot, Inc.                                        1,611,916
     21,075   Hot Topic, Inc. (c) (d)                                   661,544
      4,500   Lowe's Companies, Inc.                                    208,845
     75,000   Priceline.com, Inc. (c) (d)                               436,500
     34,500   Wal-Mart Stores, Inc.                                   1,985,475
     20,000   Wilsons, The Leather Experts, Inc. (c) (d)                228,200
                                                             ------------------
                                                                      7,457,688
                                                             ------------------
              RETAIL-COMPUTER & ELECTRONICS -- 0.5%
     17,925   Ultimate Electronics, Inc. (c) (d)                        537,750
                                                             ------------------
              RETAIL-SPECIALTY -- 0.3%
      8,700   Bed Bath & Beyond, Inc. (c)                               294,930
                                                             ------------------
              RETAIL-SPECIALTY APPAREL -- 0.3%
     19,125   Pacific Sunwear of California, Inc. (c)                   390,533
                                                             ------------------
              SEMICONDUCTORS -- 1.0%
     11,900   Altera Corp. (c)                                          252,518
      9,800   Broadcom Corp. (c)                                        400,526
      9,500   Fairchild Semiconductor International, Inc. (c)           267,900
     10,500   Integrated Device Technology, Inc. (c)                    279,195
                                                             ------------------
                                                                      1,200,139
                                                             ------------------
              SEMICONDUCTOR-ELECTRONICS -- 3.8%
     82,550   Intel Corp.                                             2,596,197
      2,700   Intersil Holding Corp. (c)                                 87,075
      9,700   KLA-Tencor Corp. (c)                                      480,732
      7,500   Microchip Technology, Inc. (c)                            290,550
     41,250   PLX Technology, Inc. (c) (d)                              520,163
      8,100   QLogic Corp. (c)                                          360,531
                                                             ------------------
                                                                      4,335,248
                                                             ------------------
              SEMICONDUCTOR-EQUIPMENT -- 0.3%
      8,200   Applied Materials, Inc. (c)                               328,820
                                                             ------------------
              SHIPBUILDING -- 0.1%
     36,700   OMI Corp. (d)                                             146,066
                                                             ------------------
              SOFTWARE -- 9.8%
     20,000   Agile Software Corp. (c)                                  344,400
     61,400   Ascential Software Corp. (c)                              248,670
     26,300   BMC Software, Inc. (c)                                    430,531
     40,000   Chordiant Software, Inc. (c)                              316,400
      5,800   Citrix Systems, Inc. (c)                                  131,428
     64,700   Delias Corp.                                              401,140
     12,200   Electronic Arts, Inc. (c)                                 731,390
      9,800   Electronic Data Systems Corp.                             671,790
     69,850   Entrust, Inc. (c)                                         711,772
     75,000   I-Many, Inc. (c)                                          723,750
      1,900   Lawson Software, Inc. (c)                                  29,925
      5,500   Mercury Computer Systems, Inc. (c)                        215,105
     41,000   Microsoft Corp. (c)                                     2,716,250
     40,950   Network Associates, Inc. (c) (d)                        1,058,557
      9,300   NVIDIA Corp. (c)                                          622,170
     10,000   Red Hat, Inc. (c)                                          71,000
      7,100   Register.com, Inc. (c)                                     81,650
      7,700   Secure Computing Corp. (c)                                158,235
     30,750   SmartForce PLC (c) (d)                                    761,062
      9,100   SunGard Data Systems, Inc. (c)                            263,263
      4,000   Symantec Corp. (c)                                        265,320
     65,000   Vitria Technology, Inc. (c)                               415,350
                                                             ------------------
                                                                     11,369,158
                                                             ------------------
              TELECOMMUNICATIONS -- 0.1%
      6,400   Advanced Fibre Communications, Inc.                       113,088
                                                             ------------------
              TELECOMMUNICATIONS-CELLULAR -- 0.3%
     18,400   RF Micro Devices, Inc. (c)                                353,832
                                                             ------------------
              TELECOMMUNICATIONS-EQUIPMENT -- 0.9%
     19,300   Finisar Corp. (c)                                         196,281
     24,625   Nokia Corp. (ADR) (d)                                     604,051
     30,000   Terayon Communication Systems (c) (d)                     248,130
                                                             ------------------
                                                                      1,048,462
                                                             ------------------
              TELECOMMUNICATIONS-LONG DISTANCE -- 0.4%
     30,975   Qwest Communications International, Inc. (c)              437,677
                                                             ------------------
              TELECOMMUNICATIONS-SERVICES -- 0.9%
     52,625   RMH Teleservices, Inc. (d)                              1,005,137
                                                             ------------------
              TOBACCO -- 0.3%
      8,800   Philip Morris Companies, Inc.                             403,480
                                                             ------------------

                 See accompanying notes to financial statements.

                                       28

    SHARES    DESCRIPTION                                             VALUE(a)
===============================================================================

              TRANSPORTATION -- 0.5%
      8,100   Landstar Systems, Inc. (c)                     $          587,331
                                                             ------------------

              Total Common Stock
              (Identified Cost $108,095,538)                        114,881,568
                                                             ------------------

  PRINCIPAL
   AMOUNT
============
SHORT TERM INVESTMENTS -- 0.4%
$   435,000   Repurchase Agreement with  State Street Bank
              and Trust Co. dated 12/31/2001 at 0.85%
              to be repurchased at $435,021 on 1/02/2002,
              collateralized by $395,000 U.S. Treasury Bond,
              7.50%, due 2/15/2005 valued at $447,214                   435,000
                                                             ------------------
              Total Short Term Investments
              (Identified Cost $435,000)                                435,000
                                                             ------------------

              Total Investments -- 99.8%
              (Identified Cost $108,530,538) (b)                    115,316,568
              Other assets less liabilities                             191,309
                                                             ------------------

              Total Net Assets -- 100%                       $      115,507,877
                                                             ==================

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized appreciation on investments based on cost of $110,697,524 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which thereis an excess of value
     over tax cost                                           $        8,810,205
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value                                                 (4,191,161)
                                                             ------------------
     Net unrealized appreciation                             $        4,619,044
                                                             ==================

     At December 31, 2001, the Fund had a capital loss carryover of approximately $168,664,771 of which $1,117,558 expires on December 31, 2007, $29,799,871 expires on December 31, 2008 and $137,747,342 expires on
     December 31, 2009. Included in these amounts is a capital loss carryover of approximately $14,485,723 which was acquired in the merger with Kobrick Emerging Growth Fund and expires on December 31, 2008. This may be available to offset future gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $25,615,141 of losses attributable to Post-October losses. At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2001.

                See accompanying notes to financial statements.

                STAR WORLDWIDE FUND -- SCHEDULE OF INVESTMENTS

     SHARES   DESCRIPTION                                           VALUE (a)
===============================================================================
COMMON STOCK -- 97.5% OF TOTAL NET ASSETS
              AUSTRALIA -- 1.9%
    161,800   Foster's Brewing Group, Ltd.                   $          402,492
    540,000   John Fairfax Holdings, Ltd.                             1,062,202
    213,900   Macquarie Infrastructure Group                            383,197
     30,400   Rio Tinto                                                 578,934
     28,800   Wesfarmers, Ltd.                                          456,832
     44,700   Westpac Bank Corp., 144A                                  360,470
                                                             ------------------
                                                                      3,244,127
                                                             ------------------
              BELGIUM -- 0.4%
     22,100   Interbrew                                                 604,924
                                                             ------------------
              BRAZIL -- 0.8%
109,300,000   Telemig Celular Participacoes SA                          312,218
     48,000   Unibanco - Uniao de Bancos Brasileiros SA (GDR)         1,070,400
                                                             ------------------
                                                                      1,382,618
                                                             ------------------
              CANADA -- 2.3%
      4,900   Biovaile Corp. (c)                                        275,625
     10,800   Biovaile Corp. (c)                                        603,112
     11,650   Canadian Pacific Railway                                  234,858
     11,300   Celestica, Inc. (USD) (c)                                 454,186
     13,056   Fairmont Hotels & Resorts, Inc.                           311,005
     10,055   Pancanadian Energy Corp.                                  260,793
     21,000   Rogers Communication, Inc. (c)                            357,671
     12,700   Royal Bank of Canada                                      413,390
     17,400   Sun Life Financial Services, Inc.                         370,992
      6,500   Talisman Energy, Inc.                                     246,970
     36,800   TransCanada Pipelines, Ltd.                               459,220
                                                             ------------------
                                                                      3,987,822
                                                             ------------------
              DENMARK -- 1.3%
     49,400   Danske Bank A/S                                           792,595
     25,070   Novo Nordisk AS                                         1,025,097
     12,590   Vestas Wind Systems AS                                    343,701
                                                             ------------------
                                                                      2,161,393
                                                             ------------------
              FINLAND -- 2.6%
     17,700   Kone Corp. (d)                                          1,307,720
    163,600   Metso OYJ (d)                                           1,718,417
     35,100   Nokia OYJ                                                 904,834
     36,600   Stora Enso OYJ                                            468,493
                                                             ------------------
                                                                      4,399,464
                                                             ------------------
              FRANCE -- 5.9%
     14,800   Aventis SA                                              1,050,644
     11,480   BNP Paribas SA                                          1,027,002
      9,400   Carrefour SA                                              488,657
     17,200   Chargeurs SA                                            1,147,528
      4,245   Compagnie Francaise d'Etudes et de
              Construction Technip                                      566,803
     31,200   Compagnie Generale des Establissements
              Michelin, Class B                                       1,028,978
     90,500   Orange SA (c) (d)                                         820,087
      4,000   Pernod Ricard                                             309,772
     12,200   Sanofi-Synthelabo SA                                      910,054
     13,200   STMicroelectronics NV                                     418,044
     12,526   Thales (d)                                                432,063
      8,095   TotalFinaElf SA (d)                                     1,155,805
     14,540   Vivendi Universal SA (d)                                  795,981
                                                             ------------------
                                                                     10,151,418
                                                             ------------------

      1,950   Allianz AG                                                461,721
     13,500   Bayerische Motoren Werke AG                               470,466
      8,600   Henkel KGAA                                               438,648
     36,990   Infineon Technologies AG                                  755,667
      3,900   Muenchener Rueckversicherungs-Gesellschaft AG  $        1,058,660
      1,546   Porsche AG                                                587,488
      4,590   SAP AG                                                    597,751
     10,200   Schering AG                                               541,140
                                                             ------------------
                                                                      4,911,541
                                                             ------------------
              GREECE -- 0.2%
     61,000   Panafon Hellenic Telecom SA                               314,935
                                                             ------------------
              HONG KONG -- 1.4%
  2,071,000   Giordano International, Ltd.                              916,284
    732,000   Huaneng Power International, Inc. (d)                     441,204
  1,754,000   Mandarin Oriental International, Ltd.                     719,140
    144,000   Wharf Holdings                                            351,794
                                                             ------------------
                                                                      2,428,422
                                                             ------------------
              INDIA -- 0.3%
     23,200   Dr. Reddy's Labratories, Ltd.                             439,640
                                                             ------------------
              IRELAND -- 2.1%
    178,300   Anglo Irish Bank Corp., 144A                              690,405
     27,000   Bank Of Ireland                                           255,482
     53,600   Bank Of Ireland                                           497,160
     10,400   Elan Corp., PLC (ADR) (c)                                 468,624
    684,000   Independent News & Media PLC                            1,278,612
     67,800   Ryanair Holdings (c)                                      428,500
                                                             ------------------
                                                                      3,618,783
                                                             ------------------
              ISRAEL -- 1.7%
     27,700   Amdocs, Ltd. (c)                                          940,969
      8,400   Comverse Technology, Inc. (c)                             187,908
     40,300   Orbotech, Ltd. (ADR) (c)                                1,255,345
      4,800   Taro Pharmaceutical Industries                            191,760
      5,900   Tera Pharmaceutical Industries, Ltd. (ADR)                363,617
                                                             ------------------
                                                                      2,939,599
                                                             ------------------
              ITALY -- 2.4%
    178,000   BCA Popolare Di Verona (d)                              1,742,914
     41,100   Eni                                                       515,119
    302,700   Fila Holdings SpA (ADR) (c)                               935,343
     73,100   Riunione Adriatica di Sicurta SpA (RAS)                   860,876
                                                             ------------------
                                                                      4,054,252
                                                             ------------------
              JAPAN -- 6.6%
     11,000   Canon, Inc.                                               378,673
    216,000   Daiwa Securities Group, Inc. (d)                        1,135,974
     22,300   Honda Motor Co.                                           890,230
      9,000   Kao Corp.                                                 187,200
      1,100   Keyence Corp.                                             182,956
     26,000   Kirin Brewery Co.                                         185,955
      9,900   Matsumotokiyoshi Co., Ltd. (d)                            349,874
     42,800   Meitec Corp.                                            1,045,416
     40,000   Mitsubishi Pharma                                         451,263
         38   Mitsubishi Tokyo Finance (c)                              254,958
     33,000   NEC Corp.                                                 336,776
      4,800   Nintendo Co.                                              840,852
      9,300   Nippon System Development                                 370,552
     94,000   Nissan Motor Co., Ltd.                                    498,664
      7,300   Nitto Denko Corp.                                         168,835
     47,000   Onward Kashiyama Co., Ltd.                                451,309
      5,500   Orix Corp. (d)                                            492,863
      3,000   Rohm Co., Ltd.                                            389,512
     17,800   Sega Corp. (c) (d)                                        355,294
      6,000   Shimano, Inc.                                              68,239
      2,180   Shohkoh Fund & Co., Ltd.                                  173,056
      8,300   Sony Corp.                                                379,490
     10,000   Takeda Chemical Industries, Ltd.                          452,637

                 See accompanying notes to financial statements.

                                       30

     SHARES   DESCRIPTION                                           VALUE (a)
===============================================================================
      4,800   Takefuji Corp.                                 $          347,332
     40,000   Tokyo Broadcasting                                        607,587
     12,000   Yamanouchi Pharmaceutical Company, Ltd.                   316,922
                                                             ------------------
                                                                     11,312,419
                                                             ------------------
              MEXICO -- 1.5%
     34,700   Fomento Economico Mexicano SA de CV                     1,198,885
     15,000   Grupo Aeroportuario del Sureste SA de CV (c)              231,000
     25,000   Grupo Televisa SA de CV (ADR) (c)                       1,079,500
                                                             ------------------
                                                                      2,509,385
                                                             ------------------
              NETHERLANDS -- 3.4%
     19,200   Akzo Nobel NV (d)                                         857,108
     39,600   ASM Lithography Holding NV (c)                            675,180
     18,000   Euronext (c)                                              340,482
     17,678   Fortis (d)                                                457,920
     65,800   Hunter Douglas NV (c)                                   1,764,771
     18,400   Koninklijke Ahold NV                                      535,258
     54,200   Wolters Kluwer NV                                       1,235,101
                                                             ------------------
                                                                      5,865,820
                                                             ------------------
              PANAMA -- 0.4%
     24,000   Banco Latinoamericano de Exportaciones SA,
                Class E                                                 673,200
                                                             ------------------
              PORTUGAL -- 0.5%
    115,241   Portugal Telecom, SGPS, SA (c)                            897,591
                                                             ------------------
              SINGAPORE -- 0.8%
    120,000   City Developments, Ltd.                                   393,176
     52,000   DBS Group Holdings                                        388,627
     74,616   United Overseas Bank, Ltd.                                513,200
                                                             ------------------
                                                                      1,295,003
                                                             ------------------
              SOUTH AFRICA -- 0.2%
     20,800   Anglo American PLC                                        314,788
        255   JCI Gold, Ltd. (c)                                            170
                                                             ------------------
                                                                        314,958
                                                             ------------------
              SOUTH KOREA -- 3.2%
     12,555   Kookmin Bank                                              477,829
     17,700   Korea Telecom (ADR)                                       359,841
     18,970   Kumkang Korea Chemical Co., Ltd.                        1,580,229
      4,500   Lotte Chilsung Beverage Co.                             1,716,087
      3,100   Samsung Electronics                                       660,986
      9,120   Samsung Securities Co., Ltd. (c)                          333,505
      1,900   SK Telecomm Co., Ltd.                                     389,148
                                                             ------------------
                                                                      5,517,625
                                                             ------------------
              SPAIN -- 1.6%
     67,400   Amadeus Global Travel (d)                                 388,775
     53,800   Banco Santander Central Hispano SA (c)                    450,646
     11,800   BCO Popular Esp                                           387,379
     30,900   Grupo Ferrovial, SA                                       541,586
     10,600   Inditex (c)                                               202,016
     23,000   Repsol-YPF SA                                             335,355
     36,095   Telefonica SA (ADR) (c)                                   482,913
                                                             ------------------
                                                                      2,788,670
                                                             ------------------
              SWEDEN -- 1.8%
     58,200   Autoliv, Inc. (c)                                       1,169,234
    172,700   Gambro (d)                                              1,082,163
     20,300   Securitas AB                                              386,463
     28,000   Svenska Handelsbanken AB                                  412,513
                                                             ------------------
                                                                      3,050,373
                                                             ------------------
              SWITZERLAND -- 2.5%
      5,067   Adecco SA                                                 275,546
      3,300   Converuim Holdings (c)                                    160,467

      3,680   Givaudan AG                                             1,122,005
      2,800   Nestle SA (d)                                             597,252
      4,700   Swiss Reinsurance (c)                                     472,945
      1,210   Synthes-Stratec, Inc.                                     842,830
     14,300   UBS AG (c)                                                722,066
                                                             ------------------
                                                                      4,193,111
                                                             ------------------
              TAIWAN -- 0.0%
          1   Synnex Technology International Corp.
              144A (GDR) (c)                                                  7
                                                             ------------------
              UNITED KINGDOM -- 12.9%
    739,000   Aegis Group                                               993,781
     83,000   Allied Domecq PLC                                         491,410
     16,100   Barclays PLC                                              532,490
    101,200   Billiton PLC                                              513,464
    165,600   BP Amoco                                                1,285,600
     21,500   British Sky Broadcast (c)                                 236,301
    138,000   Capita Group PLC                                          983,560
    152,600   Centrica PLC                                              492,506
    109,900   Compass Group PLC                                         822,828
    843,000   Cordiant Communications Group PLC                       1,164,275
    217,100   Diageo PLC                                              2,476,788
     69,000   Dixons Group PLC                                          235,734
  1,035,000   Enodis PLC                                              1,436,971
     19,000   Enterprise Oil PLC                                        128,996
     42,500   Glaxosmithkline                                         1,064,232
    175,100   Hilton                                                    537,122
     38,900   HSBC Holdings PLC                                         455,815
     41,200   Kingfisher                                                240,185
    642,000   Michael Page International                              1,456,009
     60,000   Reed International                                        497,199
    443,700   Rolls-Royce PLC                                         1,070,784
     49,500   Royal Bank of Scotland Group PLC                        1,203,222
     65,500   Shire Pharmaceuticals Group PLC                           818,925
  1,097,000   Somerfield PLC (c)                                      1,343,634
    197,400   Tesco                                                     714,580
    356,523   Vodafone Group PLC                                        931,667
                                                             ------------------
                                                                     22,128,078
                                                             ------------------
              UNITED STATES -- 35.9%
     17,500   A T & T Wireless Services, Inc. (c)                       251,475
     11,100   Agilent Technologies, Inc. (c)                            316,461
     15,400   American Express Co.                                      549,626
     20,100   AOL Time Warner, Inc. (c)                                 645,210
    105,000   AT&T Corp.                                              1,904,700
      2,400   Best Buy Company, Inc. (c)                                178,752
     35,000   Burlington Resources, Inc.                              1,313,900
     90,000   Cendant Corp. (c)                                       1,764,900
     35,500   Cisco Systems, Inc. (c)                                   642,905
     12,700   Citigroup, Inc.                                           641,096
     43,000   Conoco, Inc.                                            1,216,900
     14,100   Cooper Industries, Inc.                                   492,372
     10,000   Costco Wholesale Corp.                                    443,800
      8,100   CSG Systems International, Inc. (c)                       327,645
     54,000   CVS Corp.                                               1,598,400
     16,700   Dell Computer Corp. (c)                                   453,906
      5,400   El Paso Corp. (c)                                         240,894
     19,000   Electronic Data Systems Corp.                           1,302,450
      1,800   Eli Lilly & Co.                                           141,372
      6,500   Fannie Mae                                                516,750
      8,600   First Health Group Corp. (c)                              212,764
     80,000   Ford Motor Co.                                          1,257,600
     43,000   Fortune Brands, Inc.                                    1,702,370
      8,300   Freddie Mac                                               542,820

                 See accompanying notes to financial statements.

                                       31

     SHARES   DESCRIPTION                                           VALUE (a)
===============================================================================
     17,000   Gannett Co.                                       $     1,142,910
     72,000   Gap, Inc.                                               1,003,680
      9,900   General Electric Co.                                      396,792
     23,000   General Mills, Inc.                                     1,196,230
     82,000   General Motors Corp., Class H
              (Hughes Electronics Corp.) (c)                          1,266,900
     20,500   Guidant Corp. (c)                                       1,020,900
     35,000   H & R Block, Inc.                                       1,564,500
     38,000   H.J. Heinz Co.                                          1,562,560
     10,400   Home Depot, Inc.                                          530,504
     34,000   Honeywell International, Inc.                           1,149,880
      8,200   Illinois Tool Works, Inc.                                 555,304
     15,900   Intel Corp.                                               500,055
      3,600   International Business Machines Corp.                     435,456
     24,000   Knight-Ridder, Inc.                                     1,558,320
     18,000   Kraft Foods Inc.                                          612,540
      3,500   Lehman Brothers Holdings, Inc.                            233,800
    131,000   Liberty Media Corp. (c)                                 1,834,000
     64,000   Masco Corp.                                             1,568,000
     54,000   Mattel, Inc.                                              928,800
      5,500   Medtronic, Inc.                                           281,655
      9,000   Merck & Co., Inc.                                         529,200
      9,000   Microsoft Corp. (c)                                       596,250
     63,000   Motorola, Inc.                                            946,260
     55,000   Newell Rubbermaid, Inc.                                 1,516,350
      6,400   Pfizer, Inc.                                              255,040
     28,000   Safeway, Inc. (c)                                       1,169,000
     10,400   SBC Communications, Inc.                                  407,368
     73,000   Sprint Corp.                                            1,465,840
     21,200   Sprint Corp. (PCS Group) (c)                              517,492
      5,900   St. Paul Companies                                        259,423
     56,000   Starwood Hotels & Resorts Worldwide, Inc.               1,671,600
     58,000   The Interpublic Group of Companies, Inc.                1,713,320
     73,800   The Kroger Co. (c)                                      1,540,206
     20,300   The Walt Disney Co.                                       420,616
     26,000   Tricon Global Restaurants, Inc. (c)                     1,279,200
     28,000   TXU Corp.                                               1,320,200
     12,600   Univision Communications, Inc. (c)                        509,796
     86,500   US Bancorp                                              1,810,445
      4,900   Wal-Mart Stores, Inc.                                     281,995
     58,500   Washington Mutual, Inc.                                 1,912,950
      7,000   Wells Fargo & Co.                                         304,150
     16,800   Williams Companies, Inc.                                  428,736
     23,700   WorldCom, Inc. (c)                                        333,696
    215,000   Xerox Corp.                                             2,240,300
                                                             ------------------
                                                                     61,431,287
                                                             ------------------
              Total Common Stock
              (Identified Cost $158,030,115)                        166,616,465
                                                             ------------------

PRINCIPAL
SHARES        DESCRIPTION                                           VALUE (a)
===============================================================================
SHORT TERM INVESTMENTS -- 2.4%
$ 2,384,000   Repurchase Agreement with State Street Bank
              and Trust Co. dated 12/31/2001 at 1.57%
              to be repurchased at $2,384,208 on 1/02/2002,
              collateralized by $2,335,000 U.S. Treasury Bond,
              6.000%, due 2/15/2026 valued at $2,435,330        $     2,384,000
                                                                ---------------
  1,633,000   Repurchase Agreement with State Street Bank
              and Trust Co. dated 12/31/2001 at 0.85%
              to be repurchased at $1,633,077 on 1/02/2002,
              collateralized by $1,235,000 U.S. Treasury Bond,
              8.875%, due 8/15/2017 valued at $1,666,671              1,633,000
                                                                ---------------
              Total Short Term Investments
              (Identified Cost $4,017,000)                            4,017,000
                                                                 --------------
              Total Investments -- 99.9%
              (Identified Cost $162,047,115)                        170,633,465
              Other assets less liabilities                             256,147
                                                                ---------------
              Total Net Assets -- 100%                          $   170,889,612
                                                                ===============

(a)  See note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:

     At December 31, 2001, the net unrealized appreciation
     on investments based on cost of $164,988,604 for
     federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost                                                   $    17,644,565
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value                                                     (11,999,704)
                                                                ---------------
     Net unrealized appreciation                                $     5,644,861
                                                                ===============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $26,125,963 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations. For the year ended December 31, 2001, the Fund has elected to defer $1,047,409 of capital losses attributable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation disclosed above on a tax basis, consisted of $610,635 of undistributed ordinary income and $0 of long-term capital gains.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2001.
ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,050,882 or 0.6% of net assets.

INDUSTRY HOLDINGS AT DECEMBER 31, 2001 (UNAUDITED)
-----------------------------------------------------------
     Communication Services            7.4%
     Drugs & Healthcare                7.3%
     Banks                             6.5%
     Telecommunications                4.4%
     Retail                            4.4%
     Consumer Goods & Services         4.4%
     Banks & Thrifts                   4.3%
     Food & Beverages                  3.6%
     Automotive                        3.5%
     Manufacturing-Diversified         3.4%
     Business Services                 3.3%
     Financial Services                2.7%
     Computers & Business Equipment    2.7%
     Chemicals                         2.6%
     Beverages                         2.4%
     Insurance                         2.1%
     Hotels & Restaurants              2.1%
     Retail-Grocery                    2.0%
     Other, less than 2% each         28.4%

                 See accompanying notes to financial statements.

                              Financial Statements

                       STATEMENTS OF ASSETS & LIABILITIES

                                                    STAR VALUE    STAR SMALL CAP    STAR ADVISERS     STAR GROWTH     STAR WORLDWIDE
                                                       FUND           FUND              FUND             FUND             FUND
                                                 --------------   --------------   --------------   ---------------  ---------------
ASSETS
  Investments at cost                            $  169,485,958   $  161,151,121   $  937,922,693   $  108,530,538   $  162,047,115
  Net unrealized appreciation (depreciation)         24,666,687       12,962,754       89,663,452        6,786,030        8,586,350
                                                 --------------   --------------   --------------   --------------   --------------
  Investments at value                              194,152,645      174,113,875    1,027,586,145
                                                                                                       115,316,568      170,633,465
  Cash                                                       --          191,325            2,132           61,628               --
  Foreign cash at value (identified cost $24
    and $62,986, respectively)                               --               24               --               --           62,632
  Investments held as collateral for
    loaned securities                                        --        1,810,145        1,092,791       20,557,617        8,846,142
  Receivable for Fund shares sold                       113,950        1,287,648          821,744           75,303           86,859
  Receivable for securities sold                        607,434        2,521,997        5,672,581        1,570,651        1,207,517
  Dividends and interest receivable                     163,747           41,485          888,756           59,613          218,592
  Tax reclaims receivable                                    --               --            5,367               --          103,998
  Securities lending income receivable                       --           31,910          267,332               --          212,730
  Other assets                                               --               --               --           60,340               --
                                                 --------------   --------------   --------------   --------------   --------------
    TOTAL ASSETS                                    195,037,776      179,998,409    1,036,336,848      137,701,720      181,371,935
                                                 --------------   --------------   --------------   --------------   --------------
LIABILITIES
  Collateral on securities loaned, at value                  --        1,810,145        1,092,791       20,557,617        8,846,142
  Payable for securities purchased                           --        3,308,134        6,316,203          976,441          164,373
  Payable for Fund shares redeemed                      795,303          514,985        3,029,402          484,545          443,635
  Payable to custodian bank                             218,913               --               --               --          623,862
  Withholding taxes payable                                  --               --            2,011               --           10,996
  Management fees payable                               122,648          150,328          907,872           28,912          151,068
  Deferred Trustees' fees                                96,716           41,124          124,806               --           36,270
  Transfer agent fees payable                            74,493           91,099          397,014           66,669           82,244
  Accounting and administrative fees payable              8,122            7,110           42,980            8,493            7,146
  Other accounts payable and accrued expenses            75,096           95,336          189,315           71,166          116,587
                                                 --------------   --------------   --------------   --------------   --------------
    TOTAL LIABILITIES                                 1,391,291        6,018,261       12,102,394       22,193,843       10,482,323
                                                 --------------   --------------   --------------   --------------   --------------
NET ASSETS                                       $  193,646,485   $  173,980,148   $1,024,234,454   $  115,507,877   $  170,889,612
                                                 ==============   ==============   ==============   ==============   ==============
NET ASSETS CONSIST OF:
  Paid in capital                                $  174,571,910   $   204870,211   $1,201,204,384   $  305,168,745   $  191,909,015
  Undistributed (overdistributed) net investment        (96,716)         (41,124)         (45,881)              --          510,341
  Accumulated net realized gain (loss)
    on investments                                   (5,495,396)     (43,811,693)    (266,587,442)    (196,446,898)     (30,114,861)
  Net unrealized appreciation (depreciation)
    of investments forward currency contracts
     and foreign currency transactions               24,666,687       12,962,754       89,663,393        6,786,030        8,585,117
                                                 --------------   --------------   --------------   --------------   --------------
NET ASSETS                                       $  193,646,485   $  173,980,148   $1,024,234,454   $  115,507,877   $  170,889,612
                                                 ==============   ==============   ==============   ==============   ==============
COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE:
  CLASS A SHARES:
    Net assets                                   $  137,854,656   $   69,873,431   $  389,404,835   $   60,684,212   $   71,536,050
                                                 ==============   ==============   ==============   ==============   ==============
  Shares of beneficial interest                      17,910,174        4,812,405       24,486,294        6,930,019        5,495,933
                                                 ==============   ==============   ==============   ==============   ==============
  Net asset value and redemption price per share $         7.70   $        14.52   $        15.90   $         8.76   $        13.02
                                                 ==============   ==============   ==============   ==============   ==============
  Offering price per share                       $         8.17   $        15.41   $        16.87   $         9.29   $        13.81
                                                 ==============   ==============   ==============   ==============   ==============
  CLASS B SHARES: (REDEMPTION PRICE IS EQUAL TO
    NET ASSET VALUE LESS ANY APPLICABLE
      CONTINGENT DEFERRED SALES CHARGES)
  Net assets                                     $   44,325,434   $   82,059,945   $  491,613,888   $   47,105,796   $   82,860,741
                                                 ==============   ==============   ==============   ==============   ==============
  Shares of beneficial interest                       6,108,623        5,929,538       33,571,702        5,463,745        6,723,705
                                                 ==============   ==============   ==============   ==============   ==============
  Net asset value and offering price per share   $         7.26   $        13.84   $        14.64   $         8.62   $        12.32
                                                 ==============   ==============   ==============   ==============   ==============
CLASS C SHARES: (REDEMPTION PRICE IS EQUAL TO
  NET ASSET VALUE LESS ANY APPLICABLE
    CONTINGENT DEFERRED SALES CHARGES)
  Net assets                                     $    2,832,843   $   22,046,772   $   87,245,261   $    7,002,473   $   16,492,821
                                                 ==============   ==============   ==============   ==============   ==============
  Shares of beneficial interest                         390,350        1,592,511        5,951,847          811,682        1,337,111
                                                 ==============   ==============   ==============   ==============   ==============
  Net asset value per share                      $         7.26   $        13.84   $        14.66   $         8.63   $        12.33
                                                 ==============   ==============   ==============   ==============   ==============
  Offering price per share                       $         7.33   $        13.98   $        14.81   $         8.72   $        12.45
                                                 ==============   ==============   ==============   ==============   ==============
  CLASS Y SHARES:
  Net assets                                     $    8,633,552   $           --   $   55,970,470   $      715,396   $           --
                                                 ==============   ==============   ==============   ==============   ==============
  Shares of beneficial interest                       1,113,772               --        3,391,603           81,254               --
                                                 ==============   ==============   ==============   ==============   ==============
  Net asset value, offering and redemption price
    per share                                    $         7.75   $         --     $        16.50   $         8.80   $           --
                                                 ==============   ==============   ==============   ==============   ==============

                 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

                                                                                                STAR GROWTH
                                                                                                   FUND*
                                                                                    --------------------------------
                                                                                    FOR THE PERIOD   FOR THE PERIOD
                                                                                    OCTOBER 1, 2001  OCTOBER 1, 2000
                                                                                       THROUGH         THROUGH
                                          STAR VALUE    STAR SMALL   STAR ADVISERS   DECEMBER 31,    SEPTEMBER 30,   STAR WORLDWIDE
                                             FUND         CAP FUND         FUND          2001             2001          FUND
                                          -----------  ------------  -------------  --------------  --------------   --------------
INVESTMENT INCOME
  Dividends                               $ 2,488,968  $    547,305   $ 11,222,259   $    111,982   $      547,376   $   3,536,021
  Interest                                    210,514       281,384      2,529,967         11,112          712,458         228,491
  Securities lending income                      --         360,590      3,340,315         15,632          277,703       2,611,415
  Less net foreign taxes withheld              (4,485)         (195)       (10,660)          --               (800)
                                                                                                                          (285,790)
                                          -----------  ------------  -------------   ------------   --------------   -------------
                                            2,694,997     1,189,084     17,081,881        138,726        1,536,737       6,090,137
                                          -----------  ------------  -------------   ------------   --------------   -------------
  EXPENSES
    Management fees                         1,511,547     1,943,178     11,832,639        231,716        1,486,106       2,076,636
    Service fees - Class A                    361,980       185,532      1,079,692         30,421          215,093         209,071
    Service and distribution fees -
     Class B                                  452,765       873,686      5,423,369         93,990          494,833         948,866
    Service and distribution fees -
     Class C                                   27,936       234,831        983,957         14,319           87,102         192,609
    Trustees' fees and expenses                16,728        15,770         61,521          2,604           59,518          16,362
    Accounting and administrative              94,408        85,996        527,505         15,781           96,610          91,945
    Custodian                                 196,058       265,214        381,365         44,081          114,817         425,364
    Transfer agent - Class A, Class B,
     Class C                                  759,763       850,679      4,196,383        107,089          507,220         872,636
    Transfer agent - Class Y                    9,088            --         60,997            171            4,360              --
    Audit and tax services                     33,064        41,247         43,056         10,000           31,304          43,325
    Legal                                      19,552        16,235        108,010          1,581           64,199          22,725
    Printing                                   48,204        73,968        400,545          2,487           75,013          63,248
    Registration                               50,523        39,531         33,927          9,568          150,648          42,134
    Amortization of organization expenses          --         8,176             --          1,231            9,559              --
    Miscellaneous                              32,937        40,039        121,788          2,807           16,393          35,068
                                          -----------  ------------  -------------   ------------   --------------   -------------
  Total expenses before reductions          3,614,553     4,674,082     25,254,754        567,846        3,412,775       5,039,989
                                          -----------  ------------  -------------   ------------   --------------   -------------
    Less waiver/reimbursement                      --            --             --       (138,152)        (758,116)             --
    Less reductions                           (46,218)      (11,350)      (182,520)          (807)         (44,998)        (23,428)
                                          -----------  ------------  -------------   ------------   --------------   -------------
  Net expenses                              3,568,335     4,662,732     25,072,234        428,887        2,609,661       5,016,561
                                          -----------  ------------  -------------   ------------   --------------   -------------
  Net investment income (loss)               (873,338)   (3,473,648)    (7,990,353)      (290,161)      (1,072,924)      1,073,576
                                          -----------  ------------  -------------   ------------   --------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FORWARD CURRENCY
 CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                      8,287,497   (30,799,314)  (161,498,225)    (5,764,389)    (119,814,034)    (21,069,630)
     Forward currency contracts - net              --            --             --             --               --          (8,769)
     Foreign currency transactions - net           --         7,554     (1,390,459)            --               --        (250,793)
   Change in unrealized appreciation
     (depreciation) of:
     Investments - net                     (5,092,825)    5,159,139     34,513,050     21,970,023      (46,597,520)     (1,650,078)
     Forward currency contracts - net              --            --      2,225,003             --               --          15,101
     Foreign currency transactions - net           --            --            373             --               --         (26,924)
                                          -----------  ------------  -------------   ------------   --------------   -------------
   Net realized and unrealized gain
     (loss) on investments, forward
     currency contracts and foreign
     currency transactions                  3,194,672   (25,632,621)  (126,150,258)    16,205,634     (166,411,554)    (22,991,093)
                                          -----------  ------------  -------------   ------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $ 2,321,334  $(29,106,269) $(134,140,611)  $ 15,915,473   $ (167,484,478)  $ (21,917,517)
                                          ===========  ============  =============   ============   ==============   =============

* Financial information for Kobrick Capital Fund which was reorganized into CDC Nvest Star Growth Fund on November 16, 2001.

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              STAR VALUE                      STAR SMALLCAP
                                                                                  FUND                             FUND
                                                                     ----------------------------   ------------------------------

                                                                               YEAR ENDED                       YEAR ENDED
                                                                              DECEMBER 31,                     DECEMBER 31,
                                                                          2001           2000              2001            2000
                                                                     -------------   ------------   --------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                                      $    (873,338)  $    (85,400)  $   (3,473,648)  $  (4,124,252)
   Net realized gain (loss) on investments, forward
     currency contracts and foreign currency transactions                8,287,497     (8,446,134)     (30,791,760)     22,602,507
   Net change in unrealized appreciation (depreciation)
     of investments, forward currency contracts
     and foreign currency transactions                                  (5,092,825)     8,942,292        5,159,139     (55,774,762)
                                                                     -------------   ------------   --------------   -------------
   Increase (decrease) in net assets resulting from operations           2,321,334        410,758      (29,106,269)    (37,296,507)
                                                                     -------------   ------------   --------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                                    --        (19,976)              --              --
     Class B                                                                    --         (5,633)              --              --
     Class C                                                                    --           (317)              --              --
     Class Y                                                                    --         (1,092)              --              --
   Short-Term capital gain
     Class A                                                                    --             --               --      (9,944,255)
     Class B                                                                    --             --               --     (12,239,348)
     Class C                                                                    --             --               --      (3,266,533)
     Class Y                                                                    --             --               --              --
   Long-Term capital gain
     Class A                                                                    --             --               --      (9,897,052)
     Class B                                                                    --             --               --     (12,144,011)
     Class C                                                                    --             --               --     (3,216,309)
     Class Y                                                                    --             --               --              --
                                                                     -------------   ------------   --------------   -------------
                                                                                --        (27,018)              --     (50,707,508)
                                                                     -------------   ------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS                                                   (19,845,566)   (79,053,138)     (21,799,945)    100,109,343
                                                                     -------------   ------------   --------------   -------------
   Total increase (decrease) in net assets                             (17,524,232)   (78,669,398)     (50,906,214)     12,105,328

   NET ASSETS
     Beginning of the period                                           211,170,717    289,840,115      224,886,362     212,781,034
                                                                     -------------   ------------   --------------   -------------
     End of the period                                               $ 193,646,485   $211,170,717   $  173,980,148   $ 224,886,362
                                                                     =============   ============   ==============   =============


   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)      $     (96,716)  $    (50,396)  $      (41,124)  $     (34,397)
                                                                     =============   ============   ==============   =============

                                                                                 STAR ADVISERS
                                                                                     FUND
                                                                     -----------------------------------

                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                            2001             2000
                                                                     ----------------    ---------------

FROM OPERATIONS:
   Net investment income (loss)                                      $     (7,990,353)   $   (10,485,924)
   Net realized gain (loss) on investments, forward
     currency contracts and foreign currency transactions                (162,888,684)        21,100,776
   Net change in unrealized appreciation (depreciation)
     of investments, forward currency contracts
     and foreign currency transactions                                     36,738,426       (304,099,318)
                                                                     ----------------    ---------------
   Increase (decrease) in net assets resulting from operations           (134,140,611)      (293,484,466)
                                                                     ----------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                                       --                 --
     Class B                                                                       --                 --
     Class C                                                                       --                 --
     Class Y                                                                       --                 --
   Short-Term capital gain
     Class A                                                                 (191,758)       (50,953,942)
     Class B                                                                 (262,838)       (66,820,923)
     Class C                                                                  (47,582)       (12,675,966)
     Class Y                                                                  (26,139)        (6,727,418)
   Long-Term capital gain
     Class A                                                                       --        (31,213,232)
     Class B                                                                       --        (41,103,365)
     Class C                                                                       --         (7,733,661)
     Class Y                                                                       --         (4,168,182)
                                                                     ----------------    ---------------
                                                                             (528,317)      (221,396,689)
                                                                     ----------------    ---------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL                   (207,914,383)       304,883,507
  SHARE TRANSACTIONS                                                 ----------------    ---------------
                                                                         (342,583,311)      (209,997,648)
   Total increase (decrease) in net assets

   NET ASSETS
     Beginning of the period                                            1,366,817,765      1,576,815,413
                                                                     ----------------    ---------------
     End of the period                                               $  1,024,234,454    $ 1,366,817,765
                                                                     ================    ===============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)         $        (45,881)   $    (1,408,080)
                                                                     ================    ===============

                                                                                       STAR GROWTH
                                                                                           FUND *
                                                                      --------------------------------------------
                                                                      FOR THE PERIOD
                                                                      OCTOBER 1, 2001          YEAR ENDED
                                                                          THROUGH             SEPTEMBER 30,
                                                                     DECEMBER 31, 2001    2001           2000
                                                                     ----------------- ------------ -------------
FROM OPERATIONS:
   Net investment income (loss)                                        $     (290,161) $ (1,072,924) $  (2,254,698)
   Net realized gain (loss) on investments, forward
     currency contracts and foreign currency transactions                  (5,764,389) (119,814,034)   (30,206,023)
   Net change in unrealized appreciation (depreciation)
     of investments, forward currency contracts
     and foreign currency transactions                                     21,970,023   (46,597,520)    25,849,085
                                                                       --------------  ------------  -------------
   Increase (decrease) in net assets resulting from operations             15,915,473  (167,484,478)    (6,611,636)
                                                                       --------------  ------------  -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                                       --            --             --
     Class B                                                                       --            --             --
     Class C                                                                       --            --             --
     Class Y                                                                       --            --             --
   Short-Term capital gain
     Class A                                                                       --            --    (12,693,245)
     Class B                                                                       --            --             --
     Class C                                                                       --            --             --
     Class Y                                                                       --            --             --
   Long-Term capital gain
     Class A                                                                       --            --     (2,365,179)
     Class B                                                                       --            --             --
     Class C                                                                       --            --             --
     Class Y                                                                       --            --             --
                                                                       --------------  ------------  -------------
                                                                                   --            --    (15,058,424)
                                                                       --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL                     32,850,356   (91,283,767)   244,301,318
  SHARE TRANSACTIONS                                                   --------------  ------------  -------------
                                                                           48,765,829  (258,768,245)   222,631,258
   Total increase (decrease) in net assets

   NET ASSETS
     Beginning of the period                                               66,742,048   325,510,293    102,879,035
                                                                       --------------  ------------  -------------
     End of the period                                                 $  115,507,877  $ 66,742,048  $ 325,510,293
                                                                       ==============  ============  =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)           $           --  $    (20,873) $      (3,534)
                                                                       ==============  ============  =============

                                                                             STAR WORLDWIDE
                                                                                   FUND
                                                                        ----------------------------

                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                           2001             2000
                                                                       ------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                                        $  1,073,576   $   (1,539,521)
   Net realized gain (loss) on investments, forward
     currency contracts and foreign currency transactions               (21,329,192)      26,740,967
   Net change in unrealized appreciation (depreciation)
     of investments, forward currency contracts
     and foreign currency transactions                                   (1,661,901)     (61,085,877)
                                                                       ------------   --------------
   Increase (decrease) in net assets resulting from operations          (21,917,517)     (35,884,431)
                                                                       ------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                               (174,000)              --
     Class B                                                                (65,119)              --
     Class C                                                                (12,871)              --
     Class Y                                                                     --               --
   Short-Term capital gain
     Class A                                                                     --       (2,455,530)
     Class B                                                                     --       (2,782,726)
     Class C                                                                     --         (610,815)
     Class Y                                                                     --               --
   Long-Term capital gain
     Class A                                                               (471,082)     (16,642,647)
     Class B                                                               (564,700)     (19,188,396)
     Class C                                                               (114,649)      (4,085,116)
     Class Y                                                                     --               --
                                                                       ------------   --------------
                                                                         (1,402,421)     (45,765,230)
                                                                       ------------   --------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL                  (46,696,441)      26,099,328
  SHARE TRANSACTIONS                                                   ------------   --------------
                                                                        (70,016,379)     (55,550,333)
   Total increase (decrease) in net assets

   NET ASSETS
     Beginning of the period                                            240,905,991      296,456,324
                                                                       ------------   --------------
     End of the period                                                 $170,889,612   $  240,905,991
                                                                       ============   ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)           $    510,341   $      (51,682)
                                                                       ============   ==============

* Financial information for Kobrick Capital Fund which was reorganized into CDC Nvest Star Growth Fund on November 16, 2001.

                 See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

                          INCOME (LOSS) FROM
                        INVESTMENT OPERATIONS:                                               LESS DISTRIBUTIONS:
                 ----------------------------------------  ------------------------------------------------------------------------

                  NET ASSET                 NET REALIZED
                    VALUE,        NET            AND                     DIVIDENDS    DISTRIBUTIONS
                  BEGINNING    INVESTMENT     UNREALIZED   TOTAL FROM    FROM NET       FROM NET
                      OF         INCOME    GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED        RETURN OF         TOTAL
                 THE PERIOD      (LOSS)      INVESTMENTS   OPERATIONS     INCOME      CAPITAL GAINS      CAPITAL      DISTRIBUTIONS
                 -----------   ---------    -------------  -----------  -----------    -----------    ------------    -------------
STAR VALUE FUND

    CLASS A
  12/31/2000     $      7.60   $   (0.02)(d) $   0.12      $   0.10     $      --       $     --       $      --        $     --
  12/31/2000            7.45        0.01         0.14          0.15          0.00(b)          --              --              --
  12/31/1999            9.68        0.03        (0.71)        (0.68)        (0.02)         (1.53)             --           (1.55)
  12/31/1998           10.14        0.03(d)      0.59          0.62         (0.02)         (1.06)             --           (1.08)
  12/31/1997            9.60        0.03(d)      1.96          1.99         (0.02)         (1.43)             --           (1.45)

    CLASS B
  12/31/2001            7.22       (0.07)(d)     0.11          0.04            --             --              --              --
  12/31/2000            7.13       (0.04)        0.13          0.09          0.00(b)          --              --              --
  12/31/1999            9.38       (0.04)       (0.68)        (0.72)           --          (1.53)             --           (1.53)
  12/31/1998            9.91       (0.05)(d)     0.58          0.53            --          (1.06)             --           (1.06)
  12/31/1997            9.47       (0.05)(d)     1.92          1.87            --          (1.43)             --           (1.43)

    CLASS C
  12/31/2001            7.22       (0.07)(d)     0.11          0.04            --             --              --              --
  12/31/2000            7.14       (0.05)        0.13          0.08          0.00(b)          --              --              --
  12/31/1999            9.39       (0.04)       (0.68)        (0.72)           --          (1.53)             --           (1.53)
  12/31/1998            9.92       (0.05)(d)     0.58          0.53            --          (1.06)             --           (1.06)
  12/31/1997            9.46       (0.05)(d)     1.94          1.89            --          (1.43)             --           (1.43)

    CLASS Y
  12/31/2001            7.61        0.02(d)      0.12          0.14            --             --              --              --
  12/31/2000            7.42        0.05         0.14          0.19          0.00(b)          --              --              --
  12/31/1999            9.65        0.06        (0.71)        (0.65)        (0.05)         (1.53)             --           (1.58)
  12/31/1998           10.10        0.06(d)      0.59          0.65         (0.04)         (1.06)             --           (1.10)
  12/31/1997            9.55        0.06(d)      1.95          2.01         (0.03)         (1.43)             --           (1.46)

STAR SMALL CAP FUND

    CLASS A
  12/31/2001          $16.51   $   (0.21)(d) $  (1.78)     $  (1.99)    $      --       $     --       $      --        $     --
  12/31/2000           23.42       (0.28)       (2.30)        (2.58)           --          (4.33)             --           (4.33)
  12/31/1999           15.66       (0.27)       10.22          9.95            --          (2.19)             --           (2.19)
  12/31/1998           15.37       (0.23)        0.54          0.31            --          (0.02)             --           (0.02)
  12/31/1997           12.50       (0.20)        3.55          3.35            --          (0.48)             --           (0.48)
    CLASS B
  12/31/2001           15.86       (0.30)(d)    (1.72)        (2.02)           --             --              --              --
  12/31/2000           22.85       (0.44)       (2.22)        (2.66)           --          (4.33)             --           (4.33)
  12/31/1999           15.43       (0.39)       10.00          9.61            --          (2.19)             --           (2.19)
  12/31/1998           15.26       (0.33)        0.52          0.19            --          (0.02)             --           (0.02)
  12/31/1997           12.50       (0.30)        3.54          3.24            --          (0.48)             --           (0.48)
    CLASS C
  12/31/2001           15.86       (0.30)(d)    (1.72)        (2.02)           --             --              --              --
  12/31/2000           22.85       (0.44)       (2.22)        (2.66)           --          (4.33)             --           (4.33)
  12/31/1999           15.43       (0.39)       10.00          9.61            --          (2.19)             --           (2.19)
  12/31/1998           15.26       (0.33)        0.52          0.19            --          (0.02)             --           (0.02)
  12/31/1997           12.50       (0.30)        3.54          3.24            --          (0.48)             --           (0.48)

                See accompanying notes to financial statements.

                                       38

                                                                                      RATIOS
                                                                              TO AVERAGE NET ASSETS:
                                                                   ---------------------------------------
                                                                                EXPENSES
                         NET ASSET                   NET ASSETS,                  AFTER          NET
                           VALUE,          TOTAL        END OF                   EXPENSE      INVESTMENT      PORTFOLIO
                           END OF         RETURN      THE PERIOD    EXPENSES    REDUCTIONS       INCOME        TURNOVER
                         THE PERIOD       (%) (a)      (000'S)       (%)        (%) (c)        (LOSS) (%)      RATE (%)
--------------        --------------      -------   ------------   ----------   -----------    -----------     --------
STAR VALUE FUND      $       7.70             1.3   $   137,855       1.64          1.61         (0.28)            77
    CLASS A                  7.60             2.0       154,179       1.62          1.59          0.10            129
  12/31/2000         $       7.45            (6.9)      216,740       1.33          1.33          0.32             70
  12/31/2000                 9.68             7.1       317,902       1.26          1.26          0.29             75
  12/31/1999                10.14            21.0       348,988       1.25          1.25          0.28             55
  12/31/1998
  12/31/1997
                             7.26             0.6        44,325       2.39          2.36         (1.03)            77
    CLASS B                  7.22             1.3        45,364       2.37          2.34         (0.65)           129
  12/31/2001                 7.13            (7.6)       59,497       2.08          2.08         (0.43)            70
  12/31/2000                 9.38             6.3        86,243       2.01          2.01         (0.46)            75
  12/31/1999                 9.91            20.0        80,008       2.00          2.00         (0.47)            55
  12/31/1998
  12/31/1997
                             7.26             0.6         2,833       2.39          2.36         (1.03)            77
    CLASS C                  7.22             1.1         2,496       2.40          2.37         (0.68)           129
  12/31/2001                 7.14            (7.6)        3,398       2.08          2.08         (0.43)            70
  12/31/2000                 9.39             6.3         6,445       2.01          2.01         (0.46)            75
  12/31/1999                 9.92            20.2         6,527       2.00          2.00         (0.47)            55
  12/31/1998
  12/31/1997
                             7.75             1.8         8,634       1.09          1.07          0.26             77
    CLASS Y                  7.61             2.6         9,132       1.09          1.06          0.63            129
  12/31/2001                 7.42            (6.7)       10,205       1.08          1.08          0.57             70
  12/31/2000                 9.65             7.4        17,789       1.01          1.01          0.54             75
  12/31/1999                10.10            21.3        24,164       1.00          1.00          0.53             55
  12/31/1998
  12/31/1997

STAR SMALL CAP FUND

    CLASS A
  12/31/2001         $      14.52           (12.1)  $    69,873       2.08          2.07         (1.43)           174
  12/31/2000                16.51           (12.2)       89,714       1.88          1.88         (1.19)           216
  12/31/1999                23.42            65.4        84,725       2.06          2.06         (1.54)           263
  12/31/1998                15.66             2.1        56,161       2.07          2.07         (1.52)           182
  12/31/1997                15.37            27.0        52,066       2.20          2.20         (1.44)           140
    CLASS B
  12/31/2001                13.84           (12.7)       82,060       2.83          2.82         (2.18)           174
  12/31/2000                15.86           (12.9)      107,083       2.63          2.63         (1.94)           216
  12/31/1999                22.85            64.1       102,029       2.81          2.81         (2.29)           263
  12/31/1998                15.43             1.3        61,409       2.82          2.82         (2.27)           182
  12/31/1997                15.26            26.1        52,616       2.95          2.95         (2.19)           140
    CLASS C
  12/31/2001                13.84           (12.7)       22,047       2.83          2.82         (2.18)           174
  12/31/2000                15.86           (12.9)       28,090       2.63          2.63         (1.94)           216
  12/31/1999                22.85            64.1        26,027       2.81          2.81         (2.29)           263
  12/31/1998                15.43             1.3        15,412       2.82          2.82         (2.27)           182
  12/31/1997                15.26            26.1        13,970       2.95          2.95         (2.19)           140

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Amount rounds to less than $0.01 per share.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

                          INCOME (LOSS) FROM
                        INVESTMENT OPERATIONS:                                 LESS DISTRIBUTIONS:
                 ----------------------------------------  -----------------------------------------------------------------------

                  NET ASSET                NET REALIZED
                    VALUE,       NET           AND                     DIVIDENDS    DISTRIBUTIONS
                  BEGINNING   INVESTMENT    UNREALIZED    TOTAL FROM    FROM NET      FROM NET
                      OF        INCOME   GAIN (LOSS) ON   INVESTMENT   INVESTMENT     REALIZED        RETURN OF        TOTAL
                 THE PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME     CAPITAL GAINS      CAPITAL     DISTRIBUTIONS
                 -----------   ---------   ------------   -----------  -----------  --------------    ----------   -------------
STAR ADVISERS
  FUND

    CLASS A
  12/31/2001     $     17.55   $     (0.05)  $  (1.59)     $  (1.64)     $     --       $  (0.01)      $      --      $    (0.01)
  12/31/2000           24.50         (0.06)     (3.87)        (3.93)           --          (3.02)             --           (3.02)
  12/31/1999           20.02         (0.12)      8.91          8.79            --          (4.31)             --           (4.31)
  12/31/1998           18.17         (0.05)      3.28          3.23            --          (1.38)             --           (1.38)
  12/31/1997           18.18         (0.02)      3.62          3.60            --          (3.61)             --           (3.61)

    CLASS B
  12/31/2001           16.29         (0.16)     (1.48)        (1.64)           --          (0.01)             --           (0.01)
  12/31/2000           23.14         (0.22)     (3.61)        (3.83)           --          (3.02)             --           (3.02)
  12/31/1999           19.23         (0.27)      8.49          8.22            --          (4.31)             --           (4.31)
  12/31/1998           17.63         (0.18)      3.16          2.98            --          (1.38)             --           (1.38)
  12/31/1997           17.86         (0.17)      3.55          3.38            --          (3.61)             --           (3.61)

    CLASS C
  12/31/2001           16.30         (0.16)     (1.47)        (1.63)           --          (0.01)             --           (0.01)
  12/31/2000           23.16         (0.22)     (3.62)        (3.84)           --          (3.02)             --           (3.02)
  12/31/1999           19.25         (0.27)      8.49          8.22            --          (4.31)             --           (4.31)
  12/31/1998           17.64         (0.18)      3.17          2.99            --          (1.38)             --           (1.38)
  12/31/1997           17.87         (0.17)      3.55          3.38            --          (3.61)             --           (3.61)

    CLASS Y
  12/31/2001           18.13          0.04      (1.66)        (1.62)           --          (0.01)             --           (0.01)
  12/31/2000           25.08          0.03      (3.96)        (3.93)           --          (3.02)             --           (3.02)
  12/31/1999           20.37         (0.07)      9.09          9.02            --          (4.31)             --           (4.31)
  12/31/1998           18.41          0.00(e)    3.34          3.34            --          (1.38)             --           (1.38)
  12/31/1997           18.33          0.03       3.66          3.69            --          (3.61)             --           (3.61)

STAR GROWTH FUND*

     CLASS A
  12/31/2001     $      7.21   $     (0.02)  $   1.57      $   1.55      $     --       $     --       $      --      $       --
   9/30/2001           19.05         (0.05)    (11.79)       (11.84)           --             --              --              --
   9/30/2000           17.21         (0.14)      4.35(f)      4.21             --          (2.37)             --           (2.37)
   9/30/1999           10.71         (0.18)      6.68          6.50            --             --              --              --
   9/30/1998(g)        10.00         (0.13)      0.84          0.71            --             --              --              --
    CLASS B
  12/31/2001            7.12         (0.03)      1.53          1.50            --             --              --              --
   9/30/2001           18.92         (0.13)    (11.67)       (11.80)           --             --              --              --
   9/30/2000(g)        15.64         (0.24)      3.52(f)       3.28            --             --              --              --
    CLASS C
  12/31/2001            7.12         (0.03)      1.54          1.51            --             --              --              --
   9/30/2001           18.93         (0.13)    (11.68)       (11.81)           --             --              --              --
   9/30/2000(g)        15.64         (0.25)      3.54(f)       3.29            --             --              --              --
    CLASS Y
  12/31/2001            7.25         (0.01)      1.56          1.55            --             --              --              --
   9/30/2001           19.09         (0.04)    (11.80)       (11.84)           --             --              --              --
   9/30/2000(g)        15.64         (0.08)      3.53(f)       3.45            --             --              --              --

                 See accompanying notes to financial statements.

                                       40

                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                 -----------------------------------


                     NET ASSET                     NET ASSETS,            EXPENSES AFTER     NET
                       VALUE,           TOTAL       END OF                   EXPENSE     INVESTMENT      PORTFOLIO
                      END OF           RETURN     THE PERIOD    EXPENSES   REDUCTIONS   INCOME (LOSS)    TURNOVER
                     THE PERIOD         (%) (a)     (000's)      (%) (b)    (%) (b) (c)     (%) (b)       RATE (%)
                   ------------     -----------  ------------   --------    -----------  -----------    -----------
STAR ADVISERS
  FUND

    CLASS A
  12/31/2001      $      15.90            (9.4)  $   389,405       1.83          1.82         (0.31)           183
  12/31/2000             17.55           (17.0)      525,479       1.62          1.60         (0.25)           524
  12/31/1999             24.50            46.4       619,184       1.62          1.62         (0.54)           186
  12/31/1998             20.02            19.3       443,165       1.62          1.62         (0.24)           101
  12/31/1997      $      18.17            20.2       416,938       1.66          1.66         (0.14)           168

    CLASS B
  12/31/2001             14.64           (10.1)      491,614       2.58          2.57         (1.06)           183
  12/31/2000             16.29           (17.6)      649,107       2.37          2.35         (1.00)           524
  12/31/1999             23.14            45.4       742,908       2.37          2.37         (1.29)           186
  12/31/1998             19.23            18.4       508,937       2.37          2.37         (0.99)           101
  12/31/1997             17.63            19.3       462,034       2.41          2.41         (0.89)           168

    CLASS C
  12/31/2001             14.66           (10.0)       87,245       2.58          2.57         (1.06)           183
  12/31/2000             16.30           (17.6)      118,921       2.37          2.35         (1.00)           524
  12/31/1999             23.16            45.3       139,710       2.37          2.37         (1.29)           186
  12/31/1998             19.25            18.5        97,849       2.37          2.37         (0.99)           101
  12/31/1997             17.64            19.3        94,412       2.41          2.41         (0.89)           168

    CLASS Y
  12/31/2001             16.50            (9.0)       55,970       1.29          1.28          0.23            183
  12/31/2000             18.13           (16.6)       73,310       1.25          1.23          0.12            524
  12/31/1999             25.08            46.8        75,013       1.37          1.37         (0.29)           186
  12/31/1998             20.37            19.6        42,517       1.37          1.37          0.01            101
  12/31/1997             18.41            20.5        37,006       1.41          1.41          0.11            168

STAR GROWTH FUND*

     CLASS A
  12/31/2001      $       8.76            21.5   $    60,684       1.50          1.50         (0.90)            80
   9/30/2001              7.21           (62.2)       34,736       1.50          1.47         (0.44)         1,371
   9/30/2000             19.05            28.0       193,897       1.51          1.48         (0.67)         1,320
   9/30/1999             17.21            60.7       102,879       1.75          1.75         (1.09)           778
   9/30/1998(g)   $      10.71             7.1        27,463       1.75          1.75         (1.38)           350
    CLASS B
  12/31/2001              8.62            21.1        47,106       2.25          2.25         (1.66)            80
   9/30/2001              7.12           (62.4)       27,248       2.25          2.22         (1.19)         1,371
   9/30/2000(g)          18.92            21.00       89,645       2.25          2.21         (1.29)         1,320
    CLASS C
  12/31/2001              8.63            21.2         7,002       2.25          2.25         (1.66)            80
   9/30/2001              7.12           (62.4)        4,162       2.25          2.22         (1.19)         1,371
   9/30/2000(g)          18.93            21.0        16,247       2.25          2.21         (1.32)         1,320
    CLASS Y
  12/31/2001              8.80            21.4           715       1.25          1.25         (0.28)            80
   9/30/2001              7.25           (62.0)          596       1.25          1.22         (0.30)         1,371
   9/30/2000(g)          19.09            22.1        25,721       1.25          1.22         (0.43)         1,320

* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class A shares, Class B shares, Class C shares and Class Y shares which were reorganized into Star Growth Fund Class A shares, Class B shares, Class C shares and Class Y shares, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two of the current investment managers from July 1 to November 16. Kobrick Capital Fund had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(g) Class A commenced operations December 31, 1997. Class B, Class C and Class Y commenced operations October 29, 1999.

                       INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                        --------------------------------------              -----------------------------------------------------

                   NET ASSET                NET REALIZED
                     VALUE,        NET    AND UNREALIZED               DIVIDENDS     DISTRIBUTIONS   DISTRIBUTIONS
                   BEGINNING   INVESTMENT      GAIN      TOTAL FROM       FROM         FROM NET          FROM
                      OF         INCOME    (LOSS) ON    INVESTMENT  NET INVESTMENT    REALIZED         PAID IN          TOTAL
                  THE PERIOD   (LOSS) (d)  INVESTMENTS   OPERATIONS      INCOME      CAPITAL GAINS      CAPITAL      DISTRIBUTIONS
                 -----------   ---------- -------------- ---------- ---------------  -------------   -------------   -------------
     STAR
WORLDWIDE FUND
     CLASS A
        2001     $     14.42   $      0.13   $  (1.42)  $     (1.29)  $     (0.03)   $     (0.08)   $         --    $      (0.11)
        2000           19.90         (0.02)     (2.43)        (2.45)           --          (3.03)             --           (3.03)
        1999           16.08         (0.07)      5.98          5.91            --          (2.09)             --           (2.09)
        1998           15.46          0.01       0.61          0.62            --             --              --              --
        1997           14.40         (0.02)      1.88          1.86            --          (0.76)          (0.04)          (0.80)

     CLASS B
        2001           13.74          0.03      (1.36)        (1.33)        (0.01)         (0.08)             --           (0.09)
        2000           19.26         (0.16)     (2.33)        (2.49)           --          (3.03)             --           (3.03)
        1999           15.73         (0.20)      5.82          5.62            --          (2.09)             --           (2.09)
        1998           15.23         (0.11)      0.61          0.50            --             --              --              --
        1997           14.30         (0.14)      1.87          1.73            --          (0.76)          (0.04)          (0.80)

     CLASS C
        2001           13.75          0.03      (1.36)        (1.33)        (0.01)         (0.08)             --           (0.09)
        2000           19.27         (0.16)     (2.33)        (2.49)           --          (3.03)             --           (3.03)
        1999           15.75         (0.21)      5.82          5.61            --          (2.09)             --           (2.09)
        1998           15.24         (0.11)      0.62          0.51            --             --              --              --
        1997           14.31         (0.13)      1.86          1.73            --          (0.76)          (0.04)          (0.80)

                 See accompanying notes to financial statements.

                                       42

                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                             -------------------------------------

                   NET ASSET                   NET ASSETS,             EXPENSES AFTER     NET
                     VALUE,            TOTAL     END OF                   EXPENSE      INVESTMENT     PORTFOLIO
                    END OF            RETURN   THE PERIOD    EXPENSES   REDUCTIONS    INCOME (LOSS)    TURNOVER
                  THE PERIOD         (%) (a)    (000's)      (%) (b)    (%) (b) (c)      (%) (b)       RATE (%)
                  ------------     ----------- ----------    --------  -------------- ------------    ----------
     STAR
WORLDWIDE FUND
     CLASS A
        2001    $    13.02            (9.0)    $  71,536       2.12          2.10          0.98            110
        2000         14.42           (12.2)      102,507       2.01          2.01         (0.13)           175
        1999         19.90            37.6       126,415       2.06          2.06         (0.42)            91
        1998         16.08             4.0       106,763       2.09          2.09          0.03             84
        1997         15.46            12.7       118,381       2.07          2.07         (0.12)            80

     CLASS B
        2001         12.32            (9.7)       82,861       2.87          2.85          0.23            110
        2000         13.74           (12.8)      114,450       2.76          2.76         (0.88)           175
        1999         19.26            36.6       141,338       2.81          2.81         (1.17)            91
        1998         15.73             3.3       116,305       2.84          2.84         (0.72)            84
        1997         15.23            11.9       123,467       2.82          2.82         (0.87)            80

     CLASS C
        2001         12.33            (9.7)       16,493       2.87          2.85          0.23            110
        2000         13.75           (12.8)       23,949       2.76          2.76         (0.88)           175
        1999         19.27            36.5        28,703       2.81          2.81         (1.17)            91
        1998         15.75             3.3        23,016       2.84          2.84         (0.72)            84
        1997         15.24            11.8        26,137       2.82          2.82         (0.87)            80

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2001

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I (the "Trust"), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the multi-manager Star Funds of the Trust, the financial statements of the other Funds of the Trust are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Star Value Fund (the "Star Value Fund"), formerly Nvest Star Value
  Fund
CDC Nvest Star Small Cap Fund (the "Star Small Cap Fund"), formerly Nvest Star
  Small Cap Fund
CDC Nvest Star Advisers Fund (the "Star Advisers Fund"), formerly Nvest Star
  Advisers Fund
CDC Nvest Star Growth Fund (the "Star Growth Fund"), successor to Kobrick
  Capital Fund
CDC Nvest Star Worldwide Fund (the "Star Worldwide Fund"), formerly Nvest Star
  Worldwide Fund

Each Fund offers Class A, Class B, and Class C shares. Star Value Fund, Star Advisers Fund and Star Growth Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America that require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifications were made to prior year amounts to conform with current year presentation.

a. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of fiscal periods, resulting from changes in exchange rates.

d. FORWARD FOREIGN CURRENCY CONTRACTS. Star Advisers Fund and Star Worldwide Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency con-tracts outstanding at period end.
All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences will result in reclassifications to capital accounts.

g. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadvisers are responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. ORGANIZATION EXPENSE. Costs incurred by Star Small Cap Fund in connection with the Fund's organization and initial registration, amounting to $41,674 in the aggregate, were amortized over 60 months. Costs incurred by Star Growth Fund in connection with the Fund's organization and initial registration, amounting to $47,784 in the aggregate, were fully amortized at December 31, 2001.

3. PURCHASES AND SALES OF SECURITIES. For the periods ended December 31, 2001, purchases and sales of securities (excluding short-term investments) were as follows:

    FUND                  PURCHASES                   SALES
    ----                  ---------                   -----
Star Value Fund         $   152,159,105       $    173,874,112
Star Small Cap Fund         312,009,917            330,890,432
Star Advisers Fund        1,970,524,095          2,153,165,581
Star Growth Fund            107,439,309             72,875,995
Star Worldwide Fund         210,774,842            254,754,614

4a. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                       PERCENTAGE OF AVERAGE DAILY NET ASSETS
                           ------------------------------------------------------------
                             FIRST        NEXT          NEXT         NEXT         OVER
   FUND                  $200 MILLION $300 MILLION  $500 MILLION  $1 BILLION   $2 BILLION
   ----                  ------------ ------------  ------------  ----------   ----------
Star Value Fund             0.750%       0.700%       0.650%        0.650%       0.650%
Star Small Cap Fund         1.050%       1.050%       1.050%        1.050%       1.050%
Star Advisers Fund          1.050%       1.050%       1.050%        1.000%       0.950%
Star Growth Fund            1.000%       1.000%       1.000%        1.000%       1.000%
Star Worldwide Fund         1.050%       1.050%       1.050%        1.050%       1.050%

CDC IXIS Advisers has agreed to waive a portion of its fee for the Star Growth Fund so that the effective management fee is 0.90% through April 30,2003.

For the period ended December 31, 2001, the management fees and waivers for each Fund were as follows:

                          GROSS         WAIVER OF         NET        PERCENTAGE OF AVERAGE
                       MANAGEMENT      MANAGEMENT     MANAGEMENT       DAILY NET ASSETS
   FUND                    FEE             FEE            FEE          GROSS          NET
   ----              ------------      ----------   ------------      ------      --------
Star Value Fund     $   1,511,547      $   --       $ 1,511,547        0.748%      0.748%
Star Small Cap Fund     1,943,178          --         1,943,178        1.050%      1.050%
Star Advisers Fund     11,832,639          --        11,832,639        1.044%      1.044%
Star Growth Fund          231,716        138,152         93,564        1.000%      0.404%
Star Worldwide Fund     2,076,636            --       2,076,636        1.050%      1.050%

CDC IXIS Advisers has entered into subadvisory agreements for each Fund. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. The subadvisers for each of the Funds at December 31, 2001, were as follows:

Star Value Fund         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                        Harris Associates L.P. ("Harris")
                        Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM")
                        Westpeak Global Advisors, L.P. ("Westpeak")
Star Small Cap Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Montgomery Asset Management, LLC
                        RS Investment Management, L.P.
Star Advisers Fund      Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Mercury Advisors
Star Growth Fund        Vaughan, Nelson, Scarborough & McCullough, L.P.
                        RS Investment Management, L.P.
                        Westpeak Global Advisors, L.P.
                        Miller Anderson
Star Worldwide Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Montgomery Asset Management, LLC

CDC IXIS Advisers, Loomis Sayles, Harris, VNSM, and Westpeak are subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trust, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

                  (1) PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS

                         FIRST         NEXT              OVER
                      $5 BILLION    $5 BILLION       $10 BILLION
                      ------------------------------------------
                         0.0350%       0.0325%          0.0300%

                  or

                  (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the periods ended December 31, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                           ACCOUNTING
                               AND          PERCENTAGE OF AVERAGE
Fund                     ADMINISTRATIVE       DAILY NET ASSETS
                         --------------       ----------------

Star Value Fund            $  94,408               0.047%
Star Small Cap Fund           85,996               0.046%
Star Advisers Fund           527,505               0.047%
Star Growth Fund              15,781               0.068%
Star Worldwide Fund           91,945               0.046%

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

                      (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                                  FIRST        NEXT        OVER
                              $5.7 BILLION    $5 BILLION   $10.7 BILLION
                              -------------   -----------  -------------
                              0.184%          0.180%       0.175%

                      Each Class of shares is subject to an annual class minimum of $18,000.

                  or

                      (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.5 million.

In addition, pursuant to other servicing agreements, Classes A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended December 31, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                            TRANSFER AGENT
   FUND                          FEE
   ----                          ---
Star Value Fund                  $ 554,584
Star Small Cap Fund                484,279
Star Advisers Fund               2,966,022
Star Growth Fund                    61,987
Star Worldwide Fund                537,705

d. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service Plans relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P.), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended December 31, 2001, the Funds paid the following service and distribution fees:


                                      SERVICE FEE                             DISTRIBUTION FEE
                      -----------------------------------------        ----------------------------
   FUND                 CLASS A        CLASS B         CLASS C           CLASS B         CLASS C
   ----                 --------       --------        -------           -------         -------
Star Value Fund       $  361,980      $  113,191       $  6,984         $  339,574       $  20,952
Star Small Cap Fund      185,532         218,422         58,708            655,264         176,123
Star Advisers Fund     1,079,692       1,355,842        245,989          4,067,527         737,968
Star Growth Fund          30,421          23,498          3,580             70,492          10,739
Star Worldwide Fund      209,071         237,217         48,152            711,649         144,457

Prior to September 13, 1993 for Star Value Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2001 were $1,651,994.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended December 31, 2001 were as follows:

FUND
Star Value Fund        $ 345,976      Star Growth Fund       $   69,670
Star Small Cap Fund      454,876      Star Worldwide Fund       396,773
Star Advisers Fund     1,869,470

e. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5.CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:


                                                                                          STAR VALUE FUND
                                                                                          ---------------
                                                                        YEAR ENDED                          YEAR ENDED
                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                  ---------------------------        ---------------------------
                                                                    SHARES          AMOUNT             SHARES         AMOUNT
                                                                  -----------    ------------        -----------    ------------

CLASS A
-------
  Shares sold                                                       2,160,824    $  16,286,382         2,153,423   $  15,491,891
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --             2,603          19,471
    Distributions from net realized gain                                   --               --                --              --
                                                                  -----------    -------------        -----------    ------------
                                                                    2,160,824       16,286,382         2,156,026      15,511,362
Shares repurchased                                                 (4,545,913)     (34,588,748)      (10,954,362)    (78,414,524)
                                                                  -----------    -------------        -----------    ------------
Net increase (decrease)                                            (2,385,089)   $ (18,302,366)       (8,798,336)  $ (62,903,162)
                                                                  -----------    -------------        -----------    ------------
CLASS B
-------
  Shares sold                                                       1,473,697    $  10,552,622         1,069,518   $   7,409,239
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --               754           5,367
    Distributions from net realized gain                                   --               --                --              --
                                                                  -----------    ------------        -----------   -------------
                                                                    1,473,697       10,552,622         1,070,272       7,414,606
Shares repurchased                                                 (1,651,773)     (11,786,347)       (3,129,145)    (21,369,738)
                                                                  -----------    ------------        -----------   -------------
Net increase (decrease)                                              (178,076)   $  (1,233,725)       (2,058,873)  $ (13,955,132)
                                                                  -----------    ------------        -----------   -------------

CLASS C
-------
  Shares sold                                                         192,094    $   1,382,433            77,518   $     536,780
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --                42             302
    Distributions from net realized gain                                   --               --                --              --
                                                                  -----------    -------------       -----------   -------------
                                                                      192,094        1,382,433            77,560         537,082
Shares repurchased                                                   (147,618)      (1,071,178)         (207,759)     (1,430,702)
                                                                  -----------    --------------      -----------   -------------
Net increase (decrease)                                                44,476    $`    311,255          (130,199)  $    (893,620)
                                                                  -----------    -------------       -----------   -------------

CLASS Y
-------
  Shares sold                                                         194,488    $   1,485,962           237,628   $   1,673,635
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --               146           1,092
    Distributions from net realized gain                                   --               --                --              --
                                                                  -----------    -------------       -----------   -------------
                                                                      194,488        1,485,962           237,774       1,674,727
Shares repurchased                                                   (280,796)      (2,106,692)         (413,049)     (2,975,951)
                                                                  -----------    -------------       -----------   --------------
Net increase (decrease)                                               (86,308)   $    (620,730)         (175,275)  $  (1,301,224)
                                                                  -----------    -------------       -----------   --------------
   Increase (decrease) derived from capital shares transactions    (2,604,997)   $ (19,845,566)      (11,162,683)  $ (79,053,138)
                                                                  ============   =============       ===========   ==============

                                                                                       STAR SMALL CAP FUND
                                                                                       -------------------
                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 -----------------------------        --------------------------
                                                                    SHARES          AMOUNT              SHARES         AMOUNT
                                                                 -----------    --------------        -----------    -----------
CLASS A
-------
   Shares sold                                                      1,380,957    $  19,914,050         3,632,351   $  87,884,595
     Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                  --               --                --              --
     Distributions from net realized gain                                  --               --         1,034,597      19,061,808
                                                                  -----------    -------------        ----------   -------------
                                                                    1,380,957       19,914,050         4,666,948     106,946,403
   Shares repurchased                                              (2,003,202)     (28,447,251)       (2,849,940)    (67,561,240)
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                           (622,245)   $ ( 8,533,201)        1,817,008   $  39,385,163
                                                                  -----------    -------------        ----------   -------------

CLASS B
-------
   Shares sold                                                        703,492    $   9,788,701         1,747,478   $  40,700,957
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                 --              --                  --              --
     Distributions from net realized gain                                 --              --           1,270,416       2,548,271
                                                                  -----------    -------------        ----------   -------------
                                                                      703,492        9,788,701         3,017,894      63,249,338
   Shares repurchased                                              (1,526,117)     (20,759,928)         (730,484)    (15,881,202)
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                           (822,625)   $ (10,971,227)        2,287,410    $ 47,368,026
                                                                  -----------    -------------        ----------   -------------

CLASS C
------
   Shares sold                                                        299,351    $   4,314,084           705,111   $  16,522,872
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                 --              --                  --              --
     Distributions from net realized gain                                 --              --             290,382       5,172,529
                                                                  -----------    -------------        ----------   -------------
                                                                      299,351        4,314,084           995,493      21,695,401
Shares repurchased                                                   (478,222)      (6,609,601)         (363,176)     (8,339,247)
                                                                  -----------    -------------        ----------   -------------
Net increase (decrease)                                              (178,871)    $ (2,295,517)          632,317   $  13,356,154
                                                                  -----------    -------------        ----------   -------------
CLASS Y
------
   Shares sold                                                             --    $          --                --   $          --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                  --               --                --              --
     Distributions from net realized gain                                  --               --                --              --
                                                                  -----------    -------------        ----------   -------------
Shares repurchased                                                         --               --                --              --
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                                 --    $          --                --   $          --

   Increase (decrease) derived from capital shares transactions    (1,623,741)   $ (21,799,945)        4,736,735   $ 100,109,943
                                                                  ===========    =============        ==========   =============

                                                                                       STAR ADVISERS FUND
                                                                                       ------------------
                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                  ----------------------------        --------------------------
                                                                    SHARES          AMOUNT              SHARES         AMOUNT
                                                                  ----------    --------------        -----------    -----------

CLASS A
------
   Shares sold                                                      1,789,375    $  28,501,976         5,848,496   $ 140,076,868
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                  --               --                --              --
     Distributions from net realized gain                              11,559          185,177         4,048,851      79,578,946
                                                                  -----------    -------------        ----------   -------------
                                                                    1,800,934       28,687,153         9,897,347     219,655,814
   Shares repurchased                                              (7,251,614)    (115,138,804)       (5,237,234)   (120,790,269)
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                         (5,450,680)   $ (86,451,651)        4,660,113   $  98,865,545
                                                                  -----------    -------------        ----------   -------------

CLASS B
------
   Shares sold                                                      2,420,842    $  35,972,004         7,675,309   $ 170,659,148
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                 --              --                  --              --
     Distributions from net realized gain                              16,751          248,250         5,559,324     101,704,821
                                                                  -----------    -------------        ----------   -------------
                                                                    2,437,593       36,220,254        13,234,633     272,363,969
   Shares repurchased                                              (8,724,697)    (127,875,116)       (5,485,076)   (117,316,129)
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                         (6,287,104)   $ (91,654,862)        7,749,557   $ 155,047,840
                                                                  -----------    -------------        ----------   -------------

CLASS C
------
   Shares sold                                                        562,729    $   8,528,069         1,818,026   $  39,969,726
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                  --               --                --              --
     Distributions from net realized gain                               2,733           40,524           962,632      17,673,230
                                                                  -----------    -------------        ----------   -------------
                                                                      565,462        8,568,593         2,780,658      57,642,956
Shares repurchased                                                 (1,907,577)     (28,249,036)       (1,519,450)    (30,956,803)
                                                                  -----------    -------------        ----------   -------------
Net increase (decrease)                                             1,342,115)   $ (19,680,443)        1,261,208   $  26,686,153
                                                                  -----------    -------------        ----------   -------------
CLASS Y
------
   Shares sold                                                        433,169    $   7,133,436         1,064,549   $  26,464,395
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                  --               --                --              --
     Distributions from net realized gain                               1,576           26,111           538,191      10,876,770
                                                                  -----------    -------------        ----------   -------------
                                                                      434,745        7,159,547         1,602,740      37,341,165
Shares repurchased                                                 (1,087,833)     (17,286,974)         (549,044)    (13,057,196)
                                                                  -----------    -------------        ----------   -------------
   Net increase (decrease)                                           (653,088)   $ (10,127,427)        1,053,696   $  24,283,969
                                                                  -----------    -------------        ----------   -------------
   Increase (decrease) derived from capital shares transactions   (13,732,987)   $(207,914,383)       14,724,574   $ 304,883,507
                                                                  ===========    =============        ==========   =============

                                                                                                          STAR GROWTH FUND*
                                                                                                          -----------------
                                                                        THREE MONTHS ENDED                     YEAR ENDED
                                                                         DECEMBER 31, 2001                SEPTEMBER 30, 2001
                                                                     -------------------------        --------------------------
                                                                         SHARES      AMOUNT             SHARES        AMOUNT
                                                                     -----------  ------------        ----------   -------------
CLASS A
------
  Shares sold                                                         148,876    $   1,223,124           944,153   $  11,322,983

  Shares issued in connection with merger                           2,691,974       22,421,452                --              --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --                --              --
    Distributions from net realized gain                                   --               --                --              --
                                                                    ---------    -------------        ----------   -------------
                                                                    2,840,850       23,644,576           944,153      11,322,983
  Shares repurchased                                                 (727,677       (6,074,385)       (6,307,082)    (72,627,653)
                                                                    ---------    -------------        ----------   -------------
  Net increase (decrease)                                           2,113,173    $  17,570,191        (5,362,929)  $ (61,304,670)

                                                                    ---------    -------------        ----------   -------------

CLASS B
------
  Shares sold                                                          92,234    $     744,971           725,496   $   8,831,474
  Shares issued in connection with merger                           1,888,102       15,497,541                --              --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --                --              --
    Distributions from net realized gain                                   --               --                --              --
                                                                    ---------    -------------        ----------   -------------
                                                                    1,980,336       16,242,512           725,496       8,831,474
  Shares repurchased                                                 (346,241)      (2,819,022)       (1,632,762)    (17,615,111)
                                                                    ---------    -------------        ----------   -------------
  Net increase (decrease)                                           1,634,095    $  13,423,490          (907,266)  $  (8,783,637)
                                                                    ---------    -------------        ----------   -------------

CLASS C
------
  Shares sold                                                           8,956    $      75,056            169,362  $   2,177,716
  Shares issued in connection with merger                             348,594        2,863,006                --              --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --                --              --
    Distributions from net realized gain                                   --               --                --              --
                                                                    ---------    -------------        ----------   -------------
                                                                      357,550        2,938,062           169,362       2,177,716
  Shares repurchased                                                 (130,615)      (1,073,193)         (443,110)     (4,757,672)
                                                                    ---------    -------------        ----------   -------------
  Net increase (decrease)                                             226,935    $   1,864,869          (273,748)  $  (2,579,956)
                                                                    ---------    -------------        ----------   -------------

CLASS Y
------
  Shares sold                                                           4,317    $      36,212           152,815   $   1,634,088
  Shares issued in connection with merger                               2,927           24,508                --              --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                   --               --                --              --
    Distributions from net realized gain                                   --               --                --              --
                                                                    ---------    -------------        ----------   -------------
                                                                        7,244           60,720           152,815       1,634,088
  Shares repurchased                                                   (8,235)         (68,914)       (1,417,821)    (20,249,592)
                                                                    ---------    -------------        ----------   -------------
  Net increase (decrease)                                                (991)   $      (8,194)       (1,265,006)  $ (18,615,504)
                                                                    ---------    -------------         ---------     -----------
   Increase (decrease) derived from
      capital shares transactions                                   3,973,212    $  32,850,356        (7,808,949)  $ (91,283,767)
                                                                    ---------    -------------        ----------   -------------

                                                                              YEAR ENDED
                                                                          SEPTEMBER 30, 2000
                                                                     -------------------------
                                                                        SHARES           AMOUNT
                                                                     -----------     -------------
CLASS A
-------
  Shares sold                                                         16,030,226     $ 350,740,448
  Shares issued in connection with merger                                     --                --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --                --
    Distributions from net realized gain                                 986,268        14,981,407
                                                                     -----------     -------------
                                                                      17,016,494       365,721,855
  Shares repurchased                                                 (12,814,231)     (270,607,983)
                                                                     -----------     -------------
  Net increase (decrease)                                              4,202,263     $  95,113,872
                                                                     -----------     -------------

CLASS B
-------
  Shares sold                                                          5,110,363     $ 114,737,919
  Shares issued in connection with merger                                     --                --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --                --
    Distributions from net realized gain                                      --                --
                                                                     -----------     -------------
                                                                       5,110,363       114,737,919
  Shares repurchased                                                    (373,447)       (7,751,507)
                                                                     -----------     -------------
  Net increase (decrease)                                              4,736,916     $ 106,986,412
                                                                     -----------     -------------

CLASS C
-------
  Shares sold                                                            989,657     $  21,547,422
  Shares issued in connection with merger                                     --                --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --                --
    Distributions from net realized gain                                      --                --
                                                                     -----------     -------------
                                                                         989,657        21,547,422
  Shares repurchased                                                    (131,162)       (2,701,111)
                                                                     -----------     -------------
  Net increase (decrease)                                                858,495     $  18,846,311
                                                                     -----------     -------------
CLASS Y
-------
  Shares sold                                                          2,492,072     $  47,638,730
  Shares issued in connection with merger                                     --                --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --                --
    Distributions from net realized gain                                      --                --
                                                                     -----------     -------------
                                                                       2,492,072        47,638,730
  Shares repurchased                                                  (1,144,821)      (24,284,007)
                                                                     -----------     -------------
  Net increase (decrease)                                              1,347,251     $  23,354,723
                                                                     -----------     -------------
   Increase (decrease) derived from
      capital shares transactions                                     11,144,925     $ 244,301,318
                                                                     ===========     =============

                                       50

                                                                                         STAR WORLDWIDE FUND
                                                                                         -------------------
                                                                            YEAR ENDED                       YEAR ENDED
                                                                         DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                      ------------------------         -------------------------
                                                                        SHARES       AMOUNT             SHARES          AMOUNT
                                                                      ----------   -----------         ---------   -------------
CLASS A
-------
   Shares sold                                                       2,092,428   $  28,098,192        11,169,165   $ 204,236,025
   Shares issued in connection with merger                                  --              --                --              --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                               13,260         167,342                --              --
     Distributions from net realized gain                               34,052         461,751         1,248,452      18,555,461
                                                                    ----------   -------------        ----------   -------------
                                                                     2,139,740      28,727,285        12,417,617     222,791,486
   Shares repurchased                                               (3,753,157)    (50,105,780)      (11,660,151)   (213,733,340)
                                                                    ----------   -------------        ----------   -------------
   Net increase (decrease)                                          (1,613,417)  $ (21,378,495)          757,466   $   9,058,146
                                                                    ----------   -------------        ----------   -------------

CLASS B
-------
   Shares sold                                                         381,585   $   4,820,286         1,047,575   $  18,681,009
   Shares issued in connection with merger                                  --              --                --              --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                4,968          59,372                --              --
     Distributions from net realized gain                               41,367         532,388         1,444,753      20,488,058
                                                                    ----------   -------------        ----------   -------------
                                                                       427,920       5,412,046         2,492,328      39,169,067
   Shares repurchased                                               (2,036,859)    (25,525,318)       (1,497,656)    (25,902,342)
                                                                    ----------   -------------        ----------   -------------
   Net increase (decrease)                                          (1,608,939)  $ (20,113,272)          994,672   $  13,266,725
                                                                    ----------   -------------        ----------   -------------

CLASS C
-------
   Shares sold                                                         167,002   $   2,186,901           640,499   $  11,425,930
   Shares issued in connection with merger                                  --              --                --              --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                1,009          12,062                --              --
     Distributions from net realized gain                                8,589         110,631           317,323       4,514,587
                                                                    ----------   -------------        ----------   -------------
                                                                       176,600       2,309,594           957,822      15,940,517
   Shares repurchased                                                 (581,701)     (7,514,268)         (704,804)    (12,166,060)
                                                                    ----------   -------------        ----------   -------------
   Net increase (decrease)                                            (405,101)  $  (5,204,674)          253,018   $   3,774,457
                                                                    ----------   -------------        ----------   -------------

CLASS Y
------
   Shares sold                                                              --   $          --                --   $          --
   Shares issued in connection with merger                                  --              --                --              --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                   --              --                --              --
     Distributions from net realized gain                                   --              --                --              --
                                                                    ----------   -------------        ----------   -------------
                                                                            --              --                --              --
   Shares repurchased                                                       --              --                --              --
                                                                    ----------   -------------        ----------   -------------
   Net increase (decrease)                                                  --              --                --              --
                                                                    ----------   -------------        ----------   -------------
Increase (decrease) derived from
     capital shares transactions                                    (3,627,457)  $ (46,696,441)        2,005,156   $  26,099,328
                                                                    ==========   =============        ==========   =============

6. LINE OF CREDIT. Each Fund (except the Star Growth Fund), along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 2001.

7. SECURITY LENDING. The Funds have each entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at December 31, 2001, is as follows:

                            MARKET VALUE OF         VALUE OF COLLATERAL
   FUND                    SECURITIES ON LOAN           RECEIVED
   ----                    ------------------           --------
Star Value Fund            $               --     $                --
Star Small Cap Fund                 1,495,536               1,810,145
Star Advisers Fund                    551,250               1,092,791
Star Growth Fund                   19,682,572              20,557,617
Star Worldwide Fund                 7,901,360               8,846,142

8. EXPENSE REDUCTIONS. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the period ended December 31, 2001, expenses were reduced under these agreements as follows:


   FUND
   ----
Star Value Fund         $       46,218
Star Small Cap Fund             11,350
Star Advisers Fund             182,520
Star Growth Fund                   807
Star Worldwide Fund             23,428

CDC IXIS Advisers has given binding undertakings to Star Growth Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect through April 30, 2003 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of the Fund that previously received a deferral or reimbursement are less than the expense limit for the Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2001, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                                     EXPENSE LIMIT AS A PERCENTAGE                CUMULATIVE EXPENSES WAIVED
                                      OF AVERAGE DAILY NET ASSETS                   OR REIMBURSED SUBJECT
                           CLASS A    CLASS B             CLASS C     CLASS Y        TO FUTURE PAYMENT
                           -------    -------             -------     -------     --------------------
Star Growth Fund           1.50%      2.25%               2.25%       1.25%               138,152

9. CONCENTRATION OF RISK. Star Worldwide Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2001:
United Kingdom 12.9%, United States 35.9%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

10. ACQUISITION OF ASSETS. After the close of business on November 16, 2001, Kobrick Capital Fund was reorganized into Star Growth Fund (the "Fund") and also acquired all the assets and liabilities of Kobrick Emerging Growth Fund pursuant to a plan of reorganization approved by each Fund's shareholders on November 9, 2001. The acquisition was accomplished by a tax-free exchange of 2,691,974 Class A shares, 1,888,102 Class B shares, 348,594 Class C shares and 2,927 Class Y shares of the Fund for 2,423,155 Class A shares, 1,696,501 Class B shares, 313,411 Class C shares and 2,636 Class Y shares of Kobrick Emerging Growth Fund, respectively. Kobrick Emerging Growth Fund's net assets at that date ($40,806,603), including $698,525 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Kobrick Capital Fund immediately before the acquisition were $74,242,723. The combined net assets of the Fund immediately following the acquisition were $115,049,326. For financial reporting purposes the results of Kobrick Capital Fund survived the transaction.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of CDC Nvest Funds Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Star Value Fund, CDC Nvest Star Small Cap Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Growth Fund (formerly Kobrick Capital Fund) and CDC Nvest Star Worldwide Fund, each a series of CDC Nvest Funds Trust I (the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002

                             TRUSTEE'S INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                                                                          TERM OF OFFICE
                                                       POSITION HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                             WITH FUND                         TIME SERVED
  -----------------------------                -----------------------------            -----------------
  INDEPENDENT TRUSTEES
  GRAHAM T. ALLISON, JR. (62)                            Trustee                        Until retirement*
  399 Boylston Street                               Contract Review and                     18 years
  Boston, MA  02116                             Governance Committee Member

  DANIEL M. CAIN (57)                                    Trustee                        Until retirement*
  452 Fifth Avenue                            Chairman of the Audit Committee               6 years
  New York, NY  10018

  KENNETH J. COWAN (70)                                  Trustee                        Until retirement*
  399 Boylston Street                      Chairman of the Contract Review and              27 years
  Boston, MA  02116                               Governance Committee

  RICHARD DARMAN (59)                                     Trustee                       Until retirement*
  1001 Pennsylvania Avenue, N.W.                    Contract Review and                     6 years
  Washington, D.C.  20004                      Governance Committee Member

  SANDRA O. MOOSE (60)                                    Trustee                       Until retirement*
  One Exchange Place                               Audit Committee Member                   20 years
  Boston, MA  02109

  JOHN A. SHANE (69)                                      Trustee                       Until retirement
  200 Unicorn Park Drive                           Audit Committee Member                   20 years
  Woburn, MA  01801

  PENDLETON P. WHITE (71)                                 Trustee                       Until retirement*
  6 Breckenridge Lane                               Contract Review and                     21 years
  Savannah, GA  31411                           Governance Committee Member

                                       54

                                                                                    NUMBER OF
                                     PRINCIPAL OCCUPATION(S)                   PORTFOLIOS IN FUND
        NAME, AGE AND ADDRESS         DURING PAST 5 YEARS                       COMPLEX OVERSEEN       OTHER DIRECTORSHIPS HELD
  -----------------------------   -----------------------------                ------------------      -------------------------
  INDEPENDENT TRUSTEES
  GRAHAM T. ALLISON, JR. (62)    Douglas Dillon Professor and Director for the          27        Director, Taubman Centers, Inc.
  Boston, MA  02116              Belfer Center of Science and International                       Board Member, USEC Inc.
                                 Affairs,  John F. Kennedy School of Government,
                                 Harvard University

  DANIEL M. CAIN (57)            President and CEO, Cain Brothers & Company,            27        Trustee, Universal Health Realty
  452 Fifth Avenue               Incorporated (investment  banking)                               Income Trust
  New York, NY  10018                                                                             Director, eBenX, Inc.
                                                                                                  Director, PASC

  KENNETH J. COWAN (70)          Retired                                                27        None
  399 Boylston Street
  Boston, MA  02116

  RICHARD DARMAN (59)            Partner, The Carlyle Group (investments);                        Director, Frontier Ventures
  1001 Pennsylvania Avenue, N.W. Professor, John F. Kennedy School of Government,       27        Corporation Director,
  Washington, D.C.  20004        Harvard University                                               Neptune Communications Corporation
                                                                                                  Director, Enumerate Solutions,

  SANDRA O. MOOSE (60)           Senior Vice President and Director,
  One Exchange Place             The Boston Consulting Group, Inc.                      27        Director, Verizon Communications
  Boston, MA  02109              (management consulting)                                          Director, Rohm and Haas Company

  JOHN A. SHANE (69)             President, Palmer Service Corporation                  27        Director, Arch Communications
  200 Unicorn Park Drive         (venture capital organization)                                   Group, Inc.
  Woburn, MA  01801                                                                               Director, Eastern Bank Corporation
                                                                                                  Director, Gensym Corporation
                                                                                                  Director, Overland Data, Inc.

  PENDLETON P. WHITE (71)        Retired                                                27
  6 Breckenridge Lane                                                                             None
  Savannah, GA  31411

   * All Trustees serve until retirement or resignation from the board. The current retirement age is 72.

                                                                                         TERM OF OFFICE
                                                      POSITION HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                           WITH FUND                         TIME SERVED
  -----------------------------                -----------------------------            -----------------
   INTERESTED TRUSTEES
   JOHN T. HAILER (41)                                    Trustee                         Not Applicable
   399 Boylston Street                                   President                            2 years
   Boston, MA  02116

   PETER S. VOSS (55)                                     Trustee                         Not Applicable
   399 Boylston Street                             Chairman of the Board                     10 years
   Boston, MA  02116

   OFFICERS
   THOMAS P. CUNNINGHAM (56)                             Treasurer                        Not Applicable
   399 Boylston Street
   Boston, MA  02116

   JOHN E. PELLETIER (37)                            Secretary and Clerk                  Not Applicable
   399 Boylston Street
   Boston, MA  02116

                                       56

                                                                                     NUMBER OF
                                       PRINCIPAL OCCUPATION(S)                   PORTFOLIOS IN FUND
        NAME, AGE AND ADDRESS           DURING PAST 5 YEARS                       COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD
  -----------------------------      -----------------------------              ------------------    --------------------------
  INTERESTED TRUSTEES           President and Chief Executive Officer,
  JOHN T. HAILER (41)           CDC IXIS Asset Management Distributors, L.P.;        27               None*
  399 Boylston Street           Senior Vice President, Fidelity Investments
  Boston, MA  02116

  PETER S. VOSS (55)            Director, President and Chief Executive Officer,     27               Trustee of Harris Associates
  399 Boylston Street           CDC IXIS Asset Management North America, L.P.                         Investment Trust**
  Boston, MA  02116

  OFFICERS                      Senior Vice President, CDC IXIZ Asset                27               None
  THOMAS P. CUNNINGHAM (56)     Management Services;
  399 Boylston Street           Senior Vice President, CDC IXIZ Asset
  Boston, MA  02116             Management Advisers;
                                Vice President, Allmerica Financial Life
                                Insurance and Annuity Company
                                Treasurer, Allmerica Investment Trust,
                                Vice President, First Data Investor Service
                                Group

  JOHN E. PELLETIER (37)        Senior Vice President, General Counsel,
  399 Boylston Street           Secretary and Clerk,                                 27               None
  Boston, MA  02116             CDC IXIS Distribution Corporation;
                                Senior Vice President, General Counsel,
                                Secretary and Clerk,
                                CDC IXIS Asset Management Distributors, L.P.;
                                Senior Vice President, General Counsel,
                                Secretary and Clerk,
                                CDC IXIS Asset Management Advisers, L.P.;
                                Executive Vice President, General Counsel,
                                Secretary, Clerk and Director
                                CDC IXIS Asset Management Services;
                                Senior Vice President and General Counsel, Funds
                                Distributor, Inc.;
                                Vice President and General Counsel, Boston
                                 Institutional Group;
                                Senior Vice President and General Counsel
                                Financial Research Corporation

* Mr. Hailer is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

** Mr. Voss is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director of AEW Capital Management, Inc. Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McConnell,INC.

                        SUPPLEMENTS TO THE PROSPECTUSES

 SUPPLEMENT DATED FEBRUARY 19, 2002 TO THE CURRENTLY EFFECTIVE CDC NVEST EQUITY
                         FUNDS, CDC NVEST STAR FUNDS AND
     CDC NVEST STAR GROWTH FUND CLASSES A, B AND C AND CLASS Y PROSPECTUSES

EFFECTIVE JANUARY 1, 2002 THE FOLLOWING TABLE IN THE "IT'S EASY TO OPEN AN ACCOUNT" SECTION AND THE "RETIREMENT PLANS" PARAGRAPH UNDER "ADDITIONAL INVESTOR SERVICES" ARE REVISED TO REFLECT THE ADDITION OF COVERDELL EDUCATION SAVINGS ACCOUNTS IN THE CLASSES A, B AND C PROSPECTUSES:

                                                                                       MINIMUM TO OPEN AN ACCOUNT
                                                               MINIMUM TO                USING INVESTMENT BUILDER      MINIMUM FOR
           TYPE OF ACCOUNT                                  OPEN AN ACCOUNT               OR PAYROLL DEDUCTION     EXISTING ACCOUNTS
Any account other than those listed below                      $2,500                           $100                      $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform Transfers to
   Minors Act ("UTMA")                                         $2,500                           $100                      $100
Individual Retirement Accounts ("IRAs")                        $  500                           $100                      $100
Coverdell Education Savings Accounts                           $  500                           $100                      $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing and Keogh plans           $  250                           $100                      $100
Payroll Deduction Investment Programs for SARSEP*,
    SEP, SIMPLE IRA, 403(b)(7) and certain
   other retirement plans                                      $   25                           N/A                       $ 25

Effective March 1, 2002, all references to the Investment Builder Program and Payroll Deduction minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."

EFFECTIVE JANUARY 1, 2002, THE FOLLOWING IS ADDED TO THE PARAGRAPH RELATING TO WESTPEAK GLOBAL ADVISORS, L.P. IN THE "MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS" SECTION:

Westpeak employs a team approach in managing each Fund's portfolio. Members of each Fund's portfolio management team includes, among others: Gerald Scriver, Westpeak's founder and Chairman, who also serves as chairman of Westpeak's Investment Policy Committee; Robert Franz, Westpeak's Chief Investment Officer; and Thomas Anichini, a Vice President of Westpeak.

     SUPPLEMENT DATED JANUARY 28, 2002 TO CDC NVEST STAR FUNDS CLASSES A, B
      AND C AND CLASS Y PROSPECTUSES EACH DATED MAY 1, 2001 AS SUPPLEMENTED JUNE 14, 2001, JUNE 25, 2001 AND JANUARY 1, 2002 (THE "PROSPECTUSES")

On December 14, 2001, the Board of Trustees (the "Board") of CDC Nvest Funds Trust I (the "Trust") approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") among the Trust on behalf of CDC Nvest Star Worldwide Fund (the "Fund"), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and Hansberger Global Investors, Inc. ("Hansberger") to take effect on March 1, 2002. The Board also approved the termination of the current sub-advisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Montgomery Asset Management LLC ("Montgomery").

Pursuant to an exemptive order granted to CDC IXIS Advisers and the Trust by the Securities and Exchange Commission, shareholder approval of the New Sub-Advisory Agreement is not necessary because Hansberger is not an affiliate of CDC IXIS Advisers or the Trust. Shareholders of the Fund will be furnished with an information statement containing important information about Hansberger and the new sub-advisory arrangement by May 2002.

Under the New Sub-advisory Agreement, Hansberger will assume portfolio management responsibility for the segment of the Fund previously managed by Montgomery. The annualized fee rate payable to Hansberger for its sub-advisory services, as a percentage of daily net assets of the segment, is 0.55% of the first $50 million; 0.50% of the next $50 million; and 0.35% of amounts in excess of $100 million. With the New Sub-Advisory Agreement, the sub-advisory fee rate payable for the segment decreases. It is important to note that the overall advisory fee rate payable by the Fund to CDC IXIS Advisers, of which the sub-advisory fee rate payable is a part, remains the same.

PROSPECTUS CHANGES
Effective March 1, 2002, any reference to Montgomery Asset Management, LLC ("Montgomery") is replaced with Hansberger Global Investors, Inc.
("Hansberger").

IN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS," THE FOLLOWING TEXT REPLACES THE INFORMATION FOR MONTGOMERY.

HANSBERGER GLOBAL INVESTORS, INC. ("HANSBERGER"), located at 515 East Las Olas Boulevard, Fort Lauderdale, FL 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly-owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger manages approximately $2.8 billion in assets as of December 31, 2001 and specializes in global investing, managing separate portfolios and institutional mutual funds.

IN THE SECTION ENTITLED "MEET THE FUNDS' PORTFOLIO MANAGERS," THE FOLLOWING TEXT REPLACES THE BIOGRAPHICAL INFORMATION FOR OSCAR CASTRO, THE MONTGOMERY PORTFOLIO MANAGER FOR THE SEGMENT.

THOMAS R. H. TIBBLES
Thomas Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tibbles, Managing Director - Canada of Hansberger Global Investors, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. He holds a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience.

BARRY A. LOCKHART
Barry Lockhart has served as co-manager of the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management. He holds an M.B.A. and a Bachelor of Commerce Degree with Honors from McMaster University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

PATRICK H. TAN
Patrick Tan has served as co-manager of the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Tan was a Research Analyst at Indago Capital Management. He holds a B.A. in Commerce and Economics from the University of Toronto and has four years of investment-related experience.

THE SUBSECTION ENTITLED "MONTGOMERY" WITHIN THE SECTION ENTITLED "STAR WORLDWIDE FUND - MORE ON INVESTMENT STRATEGIES" OF THE PROSPECTUSES IS REPLACED WITH THE TEXT SET FORTH BELOW:

HANSBERGER
In managing its segment of the Star Worldwide Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

     - High secular growth

     - Superior profitability

     - Mid to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

     - Securities are selected on the basis of fundamental company-by-company analysis.

     - In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

     - In addition, a company's valuation measures, including, but not limited to, price/earnings ratio and price/book ratio, will customarily be considered.

     - Portfolio risk is controlled through top-down geographic and sector allocation.

     - Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

 SUPPLEMENTS TO SUPPLEMENT DATED FEBRUARY 8, 2002 TO CDC NVEST STAR GROWTH FUND
                CLASSES A, B AND C AND CLASS Y PROSPECTUSES EACH
  DATED NOVEMBER 19, 2001 AS SUPPLEMENTED JANUARY 1, 2002 (THE "PROSPECTUSES")


EFFECTIVE JANUARY 2002, DAVID CHU, DAVID REIDINGER, DENNIS LYNCH AND DAVID COHEN WILL CO-MANAGE MILLER ANDERSON'S SEGMENT OF THE CDC NVEST STAR GROWTH FUND. ACCORDINGLY, THE SECTION OF THE PROSPECTUSES ENTITLED "MEET THE FUND'S PORTFOLIO MANAGERS" IS UPDATED AS FOLLOWS:

DAVID REIDINGER
David Reidinger has co-managed CDC Nvest Star Growth Fund since January 2002. Mr.Reidinger, Vice President of MSIM, joined the firm in 2000. Prior to joining the firm, he was a Senior Equity Analyst at Tiger Management from 1998 through 2000. From 1996 through 1998, he was attending Columbia University. Mr. Reidinger was also an Equity Research Analyst at Goldman, Sachs & Co. from 1993 through 1996. Mr. Reidinger received a B.A. from Fordham University and an M.B.A. from Columbia University. He has seven years of investment experience.

DENNIS LYNCH
Dennis Lynch has co-managed CDC Nvest Star Growth Fund since January 2002. Mr. Lynch, Vice President of MSIM, joined the firm in 1997. Prior to joining the firm, he was a Side Sell Analyst at JP Morgan Securities from 1994 through 1996. Mr. Lynch received a B.A. from Hamilton College and an M.B.A. from Columbia University. He has eight years of investment experience.

DAVID COHEN
David Cohen has co-managed CDC Nvest Star Growth Fund since January 2002. Mr. Cohen, Vice President of MSIM, joined the firm as a research analyst in 1993. He received a B.S. from Pace University. He has 16 years of investment experience.

                                CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.

                               INVESTMENT MANAGERS

     AEW MANAGEMENT AND ADVISORS                  MONTGOMERY ASSET MANAGEMENT
      CAPITAL GROWTH MANAGEMENT                   RS INVESTMENT MANAGEMENT
     HARRIS ASSOCIATES/OAKMARK FUNDS           REICH & TANG ASSET MANAGEMENT
          JURIKA & VOYLES                        VAUGHAN, NELSON, SCARBOROUGH
       LOOMIS, SAYLES & COMPANY                          & McCULLOUGH
          MERCURY ADVISORS                         WESTPEAK GLOBAL ADVISORS
          MILLER ANDERSON

For current fund performance, ask your financial representative, access the CDC
     Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

              CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National
         Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
       Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[CDC NVEST FUNDS
CDC IXIS ASSET MANAGEMENT DISTRIBUTORS LOGO]
                                                                PRESORT STANDARD
                                                                  U.S. POSTAGE
                                                                     PAID
                                                                   BROCKTON, MA
                                                                 PERMIT NO. 770

---------------------
   P.O. Box 8551

Boston, Massachusetts

     02266-8551
---------------------
www.cdcnvestfunds.com         To the household of:


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